FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-193376-08

July 16, 2014
FREE WRITING PROSPECTUS

STRUCTURAL AND COLLATERAL TERM SHEET
$1,288,301,798
(Approximate Total Mortgage Pool Balance)

$1,107,939,000
(Approximate Offered Certificates)

COMM 2014-UBS4

Deutsche Mortgage & Asset Receiving Corporation
Depositor

UBS Real Estate Securities Inc. German American Capital Corporation Cantor Commercial Real Estate Lending, L.P. The Bancorp Bank KeyBank National Association Pillar Funding LLC
Sponsors and Mortgage Loan Sellers

Deutsche Bank Securities	Cantor Fitzgerald & Co.	UBS Securities LLC

Joint Bookrunning Managers and Co-Lead Managers

CastleOak Securities, L.P.		Drexel Hamilton
Guggenheim Securities		KeyBanc Capital Markets

Co-Managers

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS4 Mortgage Trust

Capitalized terms used but not defined herein have the meanings assigned to them in the other Free Writing Prospectus expected to be dated July 16, 2014, relating to the offered certificates (hereinafter referred to as the “Free Writing Prospectus”).

KEY FEATURES OF SECURITIZATION

Offering Terms:
Joint Bookrunners & Co-Lead Managers:	Deutsche Bank Securities Inc. UBS Securities LLC Cantor Fitzgerald & Co.
Co-Managers:	CastleOak Securities, L.P., Drexel Hamilton, LLC, Guggenheim Securities, LLC and KeyBanc Capital Markets Inc.
Mortgage Loan Sellers:
UBS Real Estate Securities Inc. (“UBSRES”) (40.1%), German American Capital Corporation* (“GACC”) (21.0%), Cantor Commercial Real Estate Lending, L.P. (“CCRE”) (19.2%), The Bancorp Bank (“Bancorp”) (9.2%), KeyBank National Association (“KeyBank”) (7.9%) and Pillar Funding LLC (“Pillar”) (2.6%)
*An indirect wholly owned subsidiary of Deutsche Bank AG.

Master Servicer:	Midland Loan Services, a Division of PNC Bank, National Association
Operating Advisor:	Park Bridge Lender Services LLC
Special Servicer:	Midland Loan Services, a division of PNC Bank, National Association
Trustee:	Wilmington Trust, National Association
Certificate Administrator:	Deutsche Bank Trust Company Americas
Rating Agencies:	DBRS, Inc., Fitch Ratings, Inc., Kroll Bond Rating Agency, Inc. and Moody’s Investors Service, Inc.
Determination Date:	The 6th day of each month, or if such 6th day is not a business day, the following business day, commencing in August 2014.
Distribution Date:	4th business day following the Determination Date in each month, commencing in August 2014.
Cut-off Date:	Payment Date in July 2014 (or related origination date, if later). Unless otherwise noted, all Mortgage Loan statistics are based on balances as of the Cut-off Date.
Settlement Date:	On or about July 31, 2014
Settlement Terms:	DTC, Euroclear and Clearstream, same day funds, with accrued interest.
ERISA Eligible:	All of the Offered Certificates are expected to be ERISA eligible.
SMMEA Eligible:	None of the Offered Certificates will be SMMEA eligible.
Day Count:	30/360
Tax Treatment:	REMIC
Rated Final Distribution Date:	August 2047
Minimum Denominations:	$10,000 (or $100,000 with respect to Class X-A) and in each case in multiples of $1 thereafter.
Clean-up Call:	1%

Distribution of Collateral by Property Type

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS4 Mortgage Trust

TRANSACTION HIGHLIGHTS

Mortgage Loan Sellers	Number of Mortgage Loans	Number of Mortgaged Properties	Aggregate Cut-off Date Balance	% of Outstanding Pool Balance
UBS Real Estate Securities Inc.	19	35	$517,139,292	40.1%
German American Capital Corporation	16	22	$270,685,155	21.0%
Cantor Commercial Real Estate Lending, L.P.	14	15	$247,036,551	19.2%
The Bancorp Bank	22	32	$118,560,225	9.2%
KeyBank National Association	14	14	$101,718,526	7.9%
Pillar Funding LLC	6	6	$33,162,050	2.6%
Total:	91	124	$1,288,301,798	100.0%

Pooled Collateral Facts:
Initial Outstanding Pool Balance:	$1,288,301,798
Number of Mortgage Loans:	91
Number of Mortgaged Properties:	124
Average Mortgage Loan Cut-off Date Balance:	$14,157,163
Average Mortgaged Property Cut-off Date Balance:	$10,389,531
Weighted Average Mortgage Rate:	4.7079%
Weighted Average Mortgage Loan Original Term to Maturity or ARD (months):	113
Weighted Average Mortgage Loan Remaining Term to Maturity or ARD (months):	112
Weighted Average Mortgage Loan Seasoning (months):	1
% of Mortgaged Properties Leased to a Single Tenant:	19.8%
Credit Statistics(1):
Weighted Average Mortgage Loan U/W NCF DSCR:	1.58x
Weighted Average Mortgage Loan Cut-off Date LTV(2):	66.4%
Weighted Average Mortgage Loan Maturity Date or ARD LTV(2):	58.4%
Weighted Average U/W NOI Debt Yield:	10.2%
Amortization Overview:
% Mortgage Loans with Amortization for Full Term:	40.4%
% Mortgage Loans with Partial Interest Only:	38.9%
% Mortgage Loans with Full Interest Only(3):	20.7%
Weighted Average Remaining Amortization Term (months)(4):	349
Loan Structural Features:
% Mortgage Loans with Upfront or Ongoing Tax Reserves:	83.8%
% Mortgage Loans with Upfront or Ongoing Replacement Reserves(5):	82.9%
% Mortgage Loans with Upfront or Ongoing Insurance Reserves:	59.3%
% Mortgage Loans with Upfront or Ongoing TI/LC Reserves(6):	70.7%
% Mortgage Loans with Upfront Engineering Reserves:	34.3%
% Mortgage Loans with Upfront or Ongoing Other Reserves:	41.5%
% Mortgage Loans with In Place Hard Lockboxes:	69.0%
% Mortgage Loans with Cash Traps Triggered at Levels ≥ 1.10x:	87.1%
% Mortgage Loans with Defeasance Only After a Lockout Period and Prior to an Open Period:	90.2%
% Mortgage Loans with Prepayment Only After a Lockout Period and Prior to an Open Period with a Yield Maintenance Charge:	9.8%

(1)
With respect to the State Farm Portfolio Loan, LTV, DSCR and debt yield calculations include the related pari passu companion loans. With respect to the cross collateralized La Paz Plaza Loan and Plaza Alicia Loan, LTV, DSCR and debt yield calculations are calculated on an aggregate basis. With respect to the cross collateralized Walgreens Spokane Loan, Walgreens OKC Loan and Walgreens Tukwila Loan, LTV, DSCR and debt yield calculations are calculated on an aggregate basis.

(2)
With respect to the HDM Apartment Portfolio Loan, the Cut-off Date LTV and Maturity Date or ARD LTV have been calculated based on the “As Complete” appraised value of $69.47 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date or ARD LTV are 84.9% and 79.1%, respectively. With respect to the Casa Palmas Loan, the Cut-off Date LTV and Maturity Date or ARD LTV have been calculated based on the “As Stabilized” appraised value of $14.0 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date or ARD LTV are 86.4% and 75.0%, respectively. With respect to the InnVite Hotel Portfolio Loan, the Cut-off Date LTV and Maturity Date or ARD LTV have been calculated based on the “As Complete” appraised value of $6.2 million for the Holiday Inn Express Columbus property and the “As-is” appraised value of $6.7 million for the Quality Inn Greenfield property. The “As-is” Cut-off Date LTV and “As-is” Maturity Date or ARD LTV are 78.4% and 49.0%, respectively. With respect to the Fairfield Inn & Suites Portfolio Loan, the Cut-off Date LTV and Maturity Date or ARD LTV have been calculated based on the “As Complete” appraised value of $11.5 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date or ARD LTV are 54.5% and 46.9%, respectively.

(3)	Interest only through the maturity date or ARD.
(4)	Excludes loans which are interest only for the full loan term.
(5)	Includes FF&E Reserves.
(6)	Represents the percent of the allocated Initial Outstanding Pool Balance of retail, office, mixed use and industrial properties only.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS4 Mortgage Trust

SUMMARY OF THE CERTIFICATES

OFFERED CERTIFICATES

Class(1)	Ratings (DBRS/Fitch/KBRA/Moody’s)	Initial Certificate Balance or Notional Amount(2)		Initial Subordination Levels	Weighted Average Life(years)(3)	Principal Window (months)(3)	Certificate Principal to Value Ratio(4)	Underwritten NOI Debt Yield(5)
Class A-1	AAA(sf) / AAAsf / AAA(sf) / Aaa(sf)	$53,395,000		30.000%(6)	2.46	1 - 52	46.5%	14.6%
Class A-2	AAA(sf) / AAAsf / AAA(sf) / Aaa(sf)	$143,249,000		30.000%(6)	4.85	52 - 61	46.5%	14.6%
Class A-SB	AAA(sf) / AAAsf / AAA(sf) / Aaa(sf)	$80,295,000		30.000%(6)	7.34	61 - 114	46.5%	14.6%
Class A-3	AAA(sf) / AAAsf / AAA(sf) / Aaa(sf)	$21,200,000		30.000%(6)	6.94	84 - 84	46.5%	14.6%
Class A-4	AAA(sf) / AAAsf / AAA(sf) / Aaa(sf)	$250,000,000		30.000%(6)	9.75	114 - 119	46.5%	14.6%
Class A-5	AAA(sf) / AAAsf / AAA(sf) / Aaa(sf)	$353,672,000		30.000%(6)	9.90	119 - 120	46.5%	14.6%
Class X-A(7)	AAA(sf) / AAAsf / AAA(sf) / NR	$995,213,000	(8)	N/A	N/A	N/A	N/A	N/A
Class A-M(9)	AAA(sf) / AAAsf / AAA(sf) / NR	$93,402,000	(10)	22.750%	9.94	120 - 120	51.3%	13.2%
Class B(9)	AA(sf) / AA-sf / AA(sf) / NR	$57,973,000	(10)	18.250%	9.94	120 - 120	54.3%	12.5%
Class PEZ(9)	A(sf) / A-sf / A(sf) / NR	$206,128,000	(10)	14.000%(6)	9.94	120 - 120	57.1%	11.9%
Class C(9)	A(sf) / A-sf / A(sf) / NR	$54,753,000	(10)	14.000%(6)	9.94	120 - 120	57.1%	11.9%

NON-OFFERED CERTIFICATES

Class(1)	Ratings (DBRS/Fitch/KBRA/Moody’s)	Initial Certificate Balance or Notional Amount(2)		Initial Subordination Levels	Weighted Average Life (years)(3)	Principal Window (months)(3)	Certificate Principal to Value Ratio(4)	Underwritten NOI Debt Yield(5)
Class X-B(7)	AAA(sf) / NR / AAA(sf) / NR	$112,726,000	(8)	N/A	N/A	N/A	N/A	N/A
Class X-C(7)	AAA(sf) / NR / NR / NR	$22,545,000	(8)	N/A	N/A	N/A	N/A	N/A
Class X-D(7)	AAA(sf) / NR / NR / NR	$74,077,798	(8)	N/A	N/A	N/A	N/A	N/A
Class D	BBB(low)(sf) / NR / BBB-(sf) / NR	$83,740,000		7.500%	9.94	120 - 120	61.4%	11.0%
Class E	BB(sf) / NR / BB(sf) / NR	$22,545,000		5.750%	9.94	120 - 120	62.6%	10.8%
Class F	B(sf) / NR / B(sf) / NR	$25,766,000		3.750%	9.98	120 - 121	63.9%	10.6%
Class G	NR / NR / NR / NR	$48,311,798		0.000%	10.03	121 - 121	66.4%	10.2%
(1)
The pass-through rates applicable to the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-5, Class A-M, Class B, Class C, Class D, Class E, Class F and Class G Certificates will equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate. The Class PEZ Certificates will not have a pass-through rate, but will be entitled to receive the sum of the interest distributable on the percentage interest of the Class A-M, Class B and Class C trust components represented by the Class PEZ Certificates. The pass-through rate on the Class A-M, Class B and Class C trust components will at all times be the same as the pass-through rate of the Class A-M, Class B and Class C Certificates.

(2)
Approximate; subject to a permitted variance of plus or minus 5%. In addition, the notional amount of the Class X-A, Class X-B, Class X-C and Class X-D Certificates may vary depending upon the final pricing of the classes of certificates and/or trust components whose Certificate Balances comprise such notional amounts, and, if as a result of such pricing the pass-through rate of the Class X-A, Class X-B, Class X-C or Class X-D Certificates, as applicable, would be equal to zero, such class of certificates will not be issued on the settlement date of this securitization.

(3)
The weighted average life and principal window during which distributions of principal would be received as set forth in the table with respect to each class of certificates with a Certificate Balance is based on (i) modeling assumptions and prepayment assumptions described in the Free Writing Prospectus, (ii) assumptions that there are no prepayments or losses on the mortgage loans and (iii) assumptions that there are no extensions of maturity dates and mortgage loans with anticipated repayment dates are repaid on the respective anticipated repayment dates.

(4)
“Certificate Principal to Value Ratio” for any class with a Certificate Balance is calculated as the product of (a) the weighted average mortgage loan Cut-off Date LTV of the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance of the related class of Certificates and all other classes, if any, that are senior to such class, and the denominator of which is the total initial Certificate Balance of all Certificates. The Certificate Principal to Value Ratios of the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4 and Class A-5 Certificates are calculated in the aggregate for those classes as if they were a single class.

(5)
“Underwritten NOI Debt Yield” for any class with a Certificate Balance is calculated as the product of (a) the weighted average U/W NOI Debt Yield for the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance of all Certificates and the denominator of which is the total initial Certificate Balance of the related class of Certificates and all other classes, if any, that are senior to such class. The Underwritten NOI Debt Yields of the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4 and Class A-5 Certificates are calculated in the aggregate for those classes as if they were a single class.

(6)
The initial subordination levels for the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4 and Class A-5 Certificates are represented in the aggregate. The initial subordination levels for the Class PEZ and Class C Certificates are equal to the initial subordination level of the underlying Class C trust component which will have an initial outstanding balance on the settlement date of $54,753,000.

(7)
The pass-through rate applicable to the Class X-A, Class X-B, Class X-C and Class X-D Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary to accrue on the basis of a 360 day year consisting of twelve 30-day months), over (ii)(A) with respect to the Class X-A Certificates, the weighted average of the pass-through rates of the Class A-1, Class A-2, Class-A-SB, Class A-3, Class A-4 and Class A-5 Certificates and the Class A-M trust component (based on their Certificate Balances), as further described in the Free Writing Prospectus, (B) with respect to the Class X-B Certificates, the weighted average of the pass-through rates of the Class B and Class C trust components (based on their Certificate Balances), as further described in the Free Writing Prospectus, (C) with respect to the Class X-C Certificates, the pass-through rate of the Class E

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS4 Mortgage Trust

SUMMARY OF THE CERTIFICATES

Certificates, as further described in the Free Writing Prospectus and (D) with respect to the Class X-D Certificates, the weighted average of the pass-through rates of the Class F and Class G Certificates (based on their Certificate Balances), as further described in the Free Writing Prospectus.

(8)
The Class X-A, Class X-B, Class X-C and Class X-D Certificates (the “Class X Certificates”) will not have Certificate Balances. None of the Class X-A, Class X-B, Class X-C and Class X-D Certificates will be entitled to distributions of principal. The interest accrual amounts on the Class X-A Certificates will be calculated by reference to a notional amount equal to the sum of the total Certificate Balances of each of the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4 and Class A-5 Certificates and the Class A-M trust component. The interest accrual amounts on the Class X-B Certificates will be calculated by reference to a notional amount equal to the sum of the total Certificate Balances of each of the Class B and Class C trust components. The interest accrual amounts on the Class X-C Certificates will be calculated by reference to a notional amount equal to the total Certificate Balance of the Class E Certificates. The interest accrual amounts on the Class X-D Certificates will be calculated by reference to a notional amount equal to the sum of the total Certificate Balances of each of the Class F and Class G Certificates.

(9)
Up to the full Certificate Balance of the Class A-M, Class B and Class C Certificates may be exchanged for Class PEZ Certificates, and Class PEZ Certificates may be exchanged for up to the full Certificate Balance of the Class A-M, Class B and Class C Certificates.

(10)
On the settlement date, the issuing entity will issue the Class A-M, Class B and Class C trust components, which will have outstanding principal balances on the settlement date of $93,402,000, $57,973,000 and $54,753,000, respectively. The Class A-M, Class B, Class PEZ and Class C Certificates will, at all times, represent undivided beneficial ownership interests in a grantor trust that will hold such trust components. Each class of the Class A-M, Class B and Class C Certificates will, at all times, represent a beneficial interest in a percentage of the outstanding principal balance of the Class A-M, Class B and Class C trust components, respectively. The Class PEZ Certificates will, at all times, represent a beneficial interest in the remaining percentages of the outstanding principal balances of the Class A-M, Class B and Class C trust components. Following any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates or any exchange of Class PEZ Certificates for Class A-M, Class B and Class C Certificates as described in the Free Writing Prospectus, the percentage interest of the outstanding principal balances of the Class A-M, Class B and Class C trust component that is represented by the Class A-M, Class B, Class PEZ and Class C Certificates will be increased or decreased accordingly. The initial Certificate Balance of each of the Class A-M, Class B and Class C Certificates represents the Certificate Balance of such class without giving effect to any exchange. The initial Certificate Balance of the Class PEZ Certificates is equal to the aggregate of the initial Certificate Balance of the Class A-M, Class B and Class C Certificates and represents the maximum Certificate Balance of the Class PEZ Certificates that could be issued in an exchange; such initial Certificate Balance is not included in the aggregate certificate principal balance of the offered certificates set forth on the cover page of this Term Sheet. The Certificate Balances of the Class A-M, Class B and Class C Certificates to be issued on the settlement date will be reduced, in required proportions, by an amount equal to the Certificate Balance of the Class PEZ Certificates issued on the settlement date.

Short-Term Certificate Principal Paydown Summary(1)

Class	Mortgage Loan Seller	Mortgage Loan	Property Type	Cut-off Date Balance	Remaining Term to Maturity (Mos.)	Cut-off Date LTV Ratio	U/W NCF DSCR	U/W NOI Debt Yield
A-1/A-2	Bancorp	Tierra Bella Apartments	Multifamily	$6,900,000	52	72.0%	1.64x	11.1%
A-2	Bancorp	Spanish Fort Apartments	Multifamily	$13,327,500	57	69.4%	1.27x	8.2%
A-2	UBSRES	Windsor Station	Office	$31,424,483	58	68.3%	1.47x	9.5%
A-2	Bancorp	Trails of Walnut Creek	Multifamily	$7,701,178	58	66.4%	1.34x	9.2%
A-2	Bancorp	Microtel Inn & Suites	Hospitality	$3,268,473	58	68.8%	1.48x	12.9%
A-2	CCRE	Stanley Apartments	Multifamily	$3,782,221	59	58.2%	1.57x	17.7%
A-2	GACC	HDM Apartment Portfolio	Multifamily	$52,000,000	60	74.9%	1.39x	8.9%
A-2	UBSRES	Arbors on Taylor	Multifamily	$5,900,000	60	74.9%	1.42x	9.5%
A-2	UBSRES	Hartford Run	Multifamily	$5,500,000	60	69.2%	1.53x	11.4%
A-2	CCRE	2700 East Foothill	Office	$4,970,000	60	65.8%	2.39x	10.3%
A-2	Bancorp	Brooklyn Portfolio	Various	$4,700,000	60	60.3%	1.31x	8.2%
A-3	CCRE	Fairways at South Shore	Multifamily	$22,280,000	84	71.2%	1.27x	8.1%
(1)
This table identifies loans with balloon payments due during the principal paydown window assuming 0% CPR and no losses or extensions for the indicated Certificates. See “Yield and Maturity Considerations—Yield Considerations” in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS4 Mortgage Trust

STRUCTURE OVERVIEW

Principal Payments:
Payments in respect of principal of the Certificates will be distributed, first, to the Class A-SB Certificates, until the Certificate Balance of such Class is reduced to the planned principal balance for the related Distribution Date set forth on Annex A-3 to the Free Writing Prospectus, then, to the Class A-1, Class A-2, Class A-3, Class A-4 Class A-5 and Class A-SB Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero, then, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component) until the principal balance of the Class A-M trust component has been reduced to zero, then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component) until the principal balance of the Class B trust component has been reduced to zero, then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), until the principal balance of the Class C trust component has been reduced to zero, and then, to the Class D, Class E, Class F and Class G Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero. Notwithstanding the foregoing, if the total principal balance of the Class A-M trust component, Class B trust component and Class C trust component and the Certificate Balances of the Class D through Class G Certificates have been reduced to zero as a result of loss allocation, payments in respect of principal of the Certificates will be distributed, first, to the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4 and Class A-5 Certificates, on a pro rata basis, based on the Certificate Balance of each such Class, then, to the extent of any recoveries on realized losses, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component), then, to the extent of any recoveries on realized losses, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component), then, to the extent of any recoveries on realized losses, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), then, to the extent of any recoveries on realized losses, to the Class D, Class E, Class F and Class G Certificates, in that order, in each case until the Certificate Balance of each such Class or trust component is reduced to zero (or previously allocated realized losses have been fully reimbursed).

The Class X-A, Class X-B, Class X-C and Class X-D Certificates will not be entitled to receive distributions of principal; however, (i) the notional amount of the Class X-A Certificates will be reduced by the aggregate amount of principal distributions and realized losses allocated to the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4 and Class A-5 Certificates and the Class A-M trust component; (ii) the notional amount of the Class X-B Certificates will be reduced by the aggregate amount of principal distributions and realized losses allocated to the Class B and Class C trust components; (iii) the notional amount of the Class X-C Certificates will be reduced by the principal distributions and realized losses allocated to the Class E Certificates; and (iv) the notional amount of the Class X-D Certificates will be reduced by the aggregate amount of principal distributions and realized losses allocated to the Class F and Class G Certificates.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS4 Mortgage Trust

STRUCTURE OVERVIEW

Interest Payments:
On each Distribution Date, interest accrued for each Class of the Certificates or trust component at the applicable pass-through rate will be distributed in the following order of priority, to the extent of available funds: first, to the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-5, Class X-A, Class X-B, Class X-C and Class X-D Certificates, on a pro rata basis, based on the accrued and unpaid interest on each such Class, then, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class A-M trust component), then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class B trust component), then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class C trust component), and then, to the Class D, Class E, Class F and Class G Certificates, in that order, in each case until the interest payable to each such Class is paid in full.

The pass-through rates applicable to the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-5, Class A-M, Class B, Class C, Class D, Class E, Class F and Class G Certificates for each Distribution Date will equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate. The pass-through rate on the Class A-M, Class B and Class C trust components will at all times be the same as the pass-through rate of the Class A-M, Class B and Class C Certificates. The Class PEZ Certificates will not have a pass-through rate, but will be entitled to receive the sum of interest distributable on the percentage interest of the Class A-M, Class B and Class C trust components represented by the PEZ Certificates.

The pass-through rate applicable to the Class X-A, Class X-B, Class X-C and Class X-D Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii)(A) with respect to the Class X-A Certificates, the weighted average of the pass-through rates of the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4 and Class A-5 Certificates and the Class A-M trust component (based on their Certificate Balances), as further described in the Free Writing Prospectus, (B) with respect to the Class X-B Certificates, the weighted average of the pass-through rates of the Class B and Class C trust components (based on their Certificate Balances), as further described in the Free Writing Prospectus, (C) with respect to the Class X-C Certificates, the pass-through rate of the Class E Certificates, as further described in the Free Writing Prospectus and (D) with respect to the Class X-D Certificates, the weighted average of the pass-through rates of the Class F and Class G Certificates (based on their Certificate Balances), as further described in the Free Writing Prospectus.

Prepayment Interest Shortfalls:
Net prepayment interest shortfalls will be allocated pro rata based on interest entitlements, in reduction of the interest otherwise payable with respect to each of the interest-bearing certificate classes.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS4 Mortgage Trust

STRUCTURE OVERVIEW

Loss Allocation:
Losses will be allocated to each Class of Certificates in reverse alphabetical order starting with Class G through and including Class D, then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component), then, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component), and then to Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4 and Class A-5 Certificates on a pro rata basis based on the Certificate Balance of each such class. The notional amount of any Class of Class X Certificates will be reduced by the aggregate amount of realized losses allocated to Certificates and trust components that are components of the notional amount of such Class of Class X Certificates.

Prepayment Premiums:
A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amounts) collected will be allocated to each of the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-5 and Class D Certificates and the Class A-M, Class B and Class C trust components (the “YM P&I Certificates”) then entitled to principal distributions, which percentage will be equal to the product of (a) a fraction, not greater than one, the numerator of which is the amount of principal distributed to such Class or trust component on such Distribution Date and the denominator of which is the total amount of principal distributed to the holders of the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-5 and Class D Certificates and the Class A-M, Class B and Class C trust components on such Distribution Date, and (b) a fraction (expressed as a percentage which can be no greater than 100% nor less than 0%), the numerator of which is the excess of the pass-through rate of each such Class of Certificates or trust component currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess of the Mortgage Rate of the related Mortgage Loan over the relevant Discount Rate.

Prepayment Premium Allocation Percentage for all YM P&I Certificates =

	(Pass-Through Rate - Discount Rate)		The percentage of the principal
	(Mortgage Rate - Discount Rate)	X	distribution amount to such
Class or trust component as
described in (a) above

The remaining percentage of the prepayment premiums will be allocated to the Class X Certificates in the manner described in the Free Writing Prospectus. In general, this formula provides for an increase in the percentage of prepayment premiums allocated to the YM P&I Certificates then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the percentage allocated to such Classes as Discount Rates rise.

All prepayment premiums (either fixed prepayment premiums or yield maintenance amounts) allocated in respect of (i) the Class A-M trust component as described above will be allocated between the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component, (ii) the Class B trust component as described above will be allocated between the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component, and (iii) the Class C trust component as described above will be allocated between the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS4 Mortgage Trust

STRUCTURE OVERVIEW

Loan Combinations:
The portfolio of Mortgaged Properties identified on Annex A-1 to the Free Writing Prospectus as State Farm Portfolio secures a Mortgage Loan with an outstanding principal balance as of the Cut-off Date of $128,000,000, collectively evidenced by non-controlling Note A-3 (the “State Farm Portfolio Loan”), representing approximately 9.9% of the Initial Outstanding Pool Balance, and also secures on a pari passu basis three companion loans that have an outstanding principal balance as of the Cut-off Date of $255,500,000, evidenced by Note A-1, Note A-2 and Note A-4. The controlling Note A-1 has an aggregate principal balance as of the Cut-off Date of $55,500,000 and is currently held by UBSRES and may be sold or further divided at any time (subject to compliance with the terms of the related intercreditor agreement). The non-controlling Note A-2 has a principal balance as of the Cut-off Date of $100,000,000 and was included in the COMM 2014-UBS3 transaction. The non-controlling Note A-4 has a principal balance as of the Cut-off Date of $100,000,000 and was included in the MSBAM 2014-C16 transaction. The State Farm Portfolio Loan and related companion loans are pari passu in right of payment and are collectively referred to herein as the “State Farm Portfolio Loan Combination”.

The State Farm Portfolio Loan Combination is currently being serviced pursuant to the COMM 2014-UBS3 pooling and servicing agreement and the related intercreditor agreement. After the securitization of Note A-1, the State Farm Portfolio Loan Combination will be serviced pursuant to the pooling and servicing agreement entered into in connection with the Note A-1 securitization and the related intercreditor agreement; however, Wells Fargo Bank, National Association, the current master servicer under the COMM 2014-UBS3 pooling and servicing agreement, will continue to be the primary servicer of the State Farm Portfolio Loan Combination. For additional information regarding the State Farm Portfolio Loan Combination, see “Description of the Mortgage Pool—Loan Combinations—The State Farm Portfolio Combination” in the Free Writing Prospectus.

Control Rights and Directing Holder:
Certain Classes of Certificates (the “Control Eligible Certificates”) will have certain control rights over servicing matters with respect to each Mortgage Loan (other than with respect to the State Farm Portfolio Loan Combination). The majority owner or appointed representative of the Class of Control Eligible Certificates that is the Controlling Class (such owner or representative, the “Directing Holder”), will be entitled to direct the Special Servicer to take, or refrain from taking certain actions with respect to a Mortgage Loan. Furthermore, the Directing Holder will also have the right to receive notice and consent to certain material actions that the Master Servicer and the Special Servicer proposes to take with respect to such Mortgage Loan.

It is expected that DoubleLine Capital LP will be the initial Directing Holder with respect to each Mortgage Loan (other than the State Farm Portfolio Loan Combination).

With respect to the State Farm Portfolio Loan Combination, the directing holder is currently the Note A-1 holder, which as of the Settlement Date is expected to be UBSRES. After the securitization of Note A-1, the directing holder of the State Farm Portfolio Loan Combination is expected to be the majority holder of the “control” eligible certificates (or an appointed representative thereof) under the pooling and servicing agreement entered into in connection with the Note A-1 securitization.

For a description of the directing holder for the State Farm Portfolio Loan Combination, see “Description of the Mortgage Pool—Loan Combinations” and “Description of the Pooling and Servicing Agreement—The Directing Holder” in the Free Writing Prospectus.

Control Eligible Certificates:	Class E, Class F and Class G Certificates.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS4 Mortgage Trust

STRUCTURE OVERVIEW

Controlling Class:
The Controlling Class will be the most subordinate Class of Control Eligible Certificates then outstanding that has an aggregate Certificate Balance, as notionally reduced by any Appraisal Reduction Amounts allocable to such Class, equal to no less than 25% of the initial Certificate Balance of such Class.

The Controlling Class as of the Settlement Date will be the Class G Certificates.

Appraised-Out Class:	Any Class of Control Eligible Certificates that has been determined, as a result of Appraisal Reductions Amounts allocable to such Class, to no longer be the Controlling Class.
Remedies Available to Holders of an Appraised-Out Class:

Holders of the majority of any Class of Control Eligible Certificates that is determined at any time of determination to no longer be the Controlling Class as a result of an allocation of an Appraisal Reduction Amounts in respect of such Class will have the right, at their sole expense, to require the Special Servicer to order a second appraisal for any Mortgage Loan for which an Appraisal Reduction Event has occurred. Upon receipt of the second appraisal, the Special Servicer will be required to determine, in accordance with the Servicing Standard, whether, based on its assessment of the second appraisal, a recalculation of the Appraisal Reduction Amount is warranted. If warranted, the Special Servicer will direct the Master Servicer to recalculate the Appraisal Reduction Amount based on the second appraisal, and if required by such recalculation, the Special Servicer will reinstate the Appraised-Out Class as the Controlling Class. The Holders of an Appraised-Out Class requesting a second appraisal will not be entitled to exercise any rights of the Controlling Class until such time, if any, as the Class is reinstated as the Controlling Class.

Control Termination Event:
Will occur when no Class of Control Eligible Certificates has an aggregate Certificate Balance (as notionally or actually reduced by any Appraisal Reduction Amounts and Realized Losses) equal to or greater than 25% of the initial Certificate Balance of such Class.

Upon the occurrence and the continuance of a Control Termination Event, the Controlling Class will no longer have any Control Rights. The Directing Holder will no longer have the right to direct certain actions of the Special Servicer and will no longer have consent rights with respect to certain material actions that the Master Servicer or Special Servicer proposes to take with respect to a Mortgage Loan.

Upon the occurrence and continuation of a Control Termination Event, the Directing Holder (i.e., the majority owner or representative of the senior most Class of Control Eligible Certificates) will retain non-binding consultation rights with respect to certain material actions that the Special Servicer proposes to take with respect to a Mortgage Loan. Such consultation rights will continue until the occurrence of a Consultation Termination Event.

Consultation Termination Event:
Will occur when, without giving regard to the application of any Appraisal Reduction Amounts (i.e., giving effect to principal reduction through Realized Losses only), there is no Class of Control Eligible Certificates that has an aggregate Certificate Balance equal to 25% or more of the initial Certificate Balance of such Class.

Upon the occurrence and continuance of a Consultation Termination Event, the Directing Holder will have no rights under the pooling and servicing for this securitization (the “Pooling and Servicing Agreement”) other than those rights that all Certificateholders have.

Appointment and Replacement of Special Servicer:	The Directing Holder will appoint the initial Special Servicer as of the Settlement Date.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS4 Mortgage Trust

STRUCTURE OVERVIEW

Prior to the occurrence and continuance of a Control Termination Event, the Special Servicer (other than with respect to the State Farm Portfolio Loan Combination) may generally be replaced at any time by the Directing Holder.

Upon the occurrence and during the continuance of a Control Termination Event, the Directing Holder will no longer have the right to replace the Special Servicer and such replacement (other than with respect to the State Farm Portfolio Loan Combination) will occur based on a vote of holders of all voting eligible Classes of Certificates as described below. See “Description of the Mortgage Pool—Loan Combinations” and “Description of the Pooling and Servicing Agreement—The Directing Holder” in the Free Writing Prospectus for a description of the special servicer appointment and replacement rights with respect to the State Farm Portfolio Loan Combination.

Replacement of Special Servicer by Vote of Certificateholders:

Other than with respect to the State Farm Portfolio Loan Combination, if a Control Termination Event has occurred and is continuing, upon (i) the written direction of holders of Certificates evidencing not less than 25% of the voting rights of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) requesting a vote to replace the Special Servicer with a replacement Special Servicer, (ii) payment by such requesting holders to the Certificate Administrator of all reasonable fees and expenses to be incurred by the Certificate Administrator in connection with administering such vote and (iii) delivery by such holders to the Certificate Administrator of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates, the Certificate Administrator will be required to promptly provide written notice to all certificateholders of such request and conduct the solicitation of votes of all Certificates in such regard. Upon the written direction (within 180 days) of (i) Holders of at least 75% of a Certificateholder Quorom or (ii) the Holders of more than 50% of the voting rights of each Class of Non-Reduced Certificates, the Trustee will immediately replace the Special Servicer (other than with respect to State Farm Portfolio Loan Combination) with the replacement Special Servicer.

“Certificateholder Quorum” means, in connection with any solicitation of votes in connection with the replacement of the Special Servicer as described above, the holders of Certificates evidencing at least 75% of the aggregate voting rights (taking into account Realized Losses and the application of any Appraisal Reduction Amounts to notionally reduce the Certificate Balance of the Certificates) of all classes of Certificates entitled to principal, on an aggregate basis.

In addition, after the occurrence of a Consultation Termination Event, if the Operating Advisor determines that the Special Servicer is not performing its duties in accordance with the Servicing Standard, the Operating Advisor will have the right to recommend the replacement of the Special Servicer (other than with respect to State Farm Portfolio Loan Combination). The Operating Advisor’s recommendation to replace the Special Servicer (other than with respect to the State Farm Portfolio Loan Combination) must be confirmed by a majority of the voting rights of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) within 180 days from the time such recommendation is posted to the Certificate Administrator website and is subject to the receipt of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates. See “Description of the Mortgage Pool—Loan Combinations” and “Description of the Pooling and Servicing Agreement” in the Free Writing Prospectus for a description of the special servicer appointment and replacement rights with respect to the State Farm Portfolio Loan Combination.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS4 Mortgage Trust

STRUCTURE OVERVIEW

Cap on Workout and Liquidation Fees:

The workout fees and liquidation fees payable to a Special Servicer under the Pooling and Servicing Agreement will be an amount equal to the lesser of: (1) 1.0% of each collection of interest and principal following a workout or liquidation and (2) $1,000,000 per workout or liquidation. All Modification Fees actually paid to the Special Servicer in connection with a workout or liquidation or in connection with any prior workout or partial liquidation that occurred within the prior 18 months will be deducted from the total workout and/or liquidation fees payable (other than Modification Fees earned while the Mortgage Loan was not in special servicing). In addition, the total amount of workout and liquidation fees actually payable by the Trust under the Pooling and Servicing Agreement will be capped in the aggregate at $1,000,000 for each Mortgage Loan. If a new special servicer begins servicing the Mortgage Loan, all amounts paid to the prior special servicer will be disregarded for purposes of calculating the cap.

Special Servicer Compensation:
The special servicing fee will equal 0.25% per annum of the stated principal balance of the related specially serviced loan or REO property. The Special Servicer and its affiliates will be prohibited from receiving or retaining any compensation or any other remuneration under the Pooling and Servicing Agreement (including in the form of commissions, brokerage fees, rebates, or as a result of any other fee-sharing arrangement) from any person (including the issuing entity, any borrower, any manager, any guarantor or indemnitor in respect of a Mortgage Loan or Serviced Loan Combination, if any, and any purchaser of any Mortgage Loan, Serviced Companion Loan or REO Property) in connection with the disposition, workout or foreclosure of any Mortgage Loan or Serviced Loan Combination, the management or disposition of any REO Property, or the performance of any other special servicing duties under the Pooling and Servicing Agreement, other than as expressly permitted in the Pooling and Servicing Agreement and other than commercially reasonable treasury management fees, banking fees and insurance commissions or fees received or retained by the Special Servicer or any of its Affiliates in connection with any services performed by such party with respect to any mortgage loan. Subject to certain limited exceptions, the Special Servicer will also be required to report any compensation or other remuneration the Special Servicer or its affiliates have received from any person and such information will be disclosed in the Certificateholders’ monthly distribution date statement.

Operating Advisor:
With respect to the Mortgage Loans (other than with respect to the State Farm Portfolio Loan Combination) and prior to the occurrence of a Control Termination Event, the Operating Advisor will have access to any final asset status report and all information available with respect to the transaction on the Certificate Administrator’s website but will not have any approval or consultation rights. After the occurrence and during the continuance of a Control Termination Event, the Operating Advisor will have consultation rights with respect to certain major decisions and will have additional monitoring responsibilities on behalf of the entire trust.

The Operating Advisor will be subject to termination if holders of at least 15% of the aggregate voting rights of the Certificates (in connection with termination and replacement relating to the Mortgage Loans) vote to terminate and replace the Operating Advisor and such vote is approved by holders of more than 50% of the applicable voting rights that exercise their right to vote, provided that holders of at least 50% of the applicable voting rights have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

The Operating Advisor will not have consultation rights with respect to the State Farm Portfolio Loan Combination.

Liquidated Loan Waterfall:	On liquidation of any Mortgage Loan, all net liquidation proceeds will be applied so that amounts allocated as a recovery of accrued and unpaid interest will not, in the first

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS4 Mortgage Trust

STRUCTURE OVERVIEW

instance, include any amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts. After the adjusted interest amount is so allocated, any remaining net liquidation proceeds will be allocated to pay principal on the Mortgage Loan until the unpaid principal amount of the Mortgage Loan has been reduced to zero. Any remaining liquidation proceeds would then be allocated as a recovery of accrued and unpaid interest corresponding to the amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS4 Mortgage Trust
OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut-off Date Balances(1)

					% of Initial Outstanding Pool Balance	Weighted Averages
Range of Cut-off Date Balances			Number of Mortgage Loans	Aggregate Cut-off Date Balance		Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV(3)
$1,700,000	-	$7,499,999	49	$223,597,719	17.4%	4.7974%	110	1.62x	67.5%	58.4%
$7,500,000	-	$14,999,999	21	$210,574,596	16.3%	4.7668%	113	1.48x	67.2%	57.2%
$15,000,000	-	$24,999,999	8	$161,155,000	12.5%	4.6547%	115	1.44x	66.4%	56.6%
$25,000,000	-	$49,999,999	8	$280,574,483	21.8%	4.7841%	113	1.58x	68.2%	57.8%
$50,000,000	-	$74,999,999	3	$179,400,000	13.9%	4.5134%	103	1.54x	63.0%	53.7%
$75,000,000	-	$128,000,000	2	$233,000,000	18.1%	4.6638%	118	1.75x	65.3%	65.3%
Total/Weighted Average			91	$1,288,301,798	100.0%	4.7079%	112	1.58x	66.4%	58.4%

Distribution of Mortgage Rates(1)

					% of Initial Outstanding Pool Balance	Weighted Averages
Range of Mortgage Rates			Number of Mortgage Loans	Aggregate Cut-off Date Balance		Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV(3)
4.2025%	-	4.7499%	46	$833,814,109	64.7%	4.5875%	110	1.58x	65.4%	58.7%
4.7500%	-	4.9999%	34	$383,122,515	29.7%	4.8647%	118	1.61x	68.4%	58.4%
5.0000%	-	5.9400%	11	$71,365,175	5.5%	5.2735%	112	1.45x	68.0%	55.6%
Total/Weighted Average			91	$1,288,301,798	100.0%	4.7079%	112	1.58x	66.4%	58.4%

Property Type Distribution(1)(4)

					Weighted Averages
Property Type	Number of Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Number of Units, Rooms or NRA	Cut-off Date Balance per Unit/Room/ NRA	Mortgage Rate	Stated Remaining Term (Mos.)(2)	Occupancy	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV(3)
Office	31	$406,038,645	31.5%	6,326,302	$125	4.7258%	113	94.2%	1.75x	68.8%	62.9%
Suburban	28	$364,996,810	28.3%	6,169,870	$106	4.7314%	113	93.6%	1.79x	68.5%	63.2%
CBD	1	$30,650,000	2.4%	99,520	$308	4.6950%	120	100.0%	1.21x	73.0%	62.7%
Medical	2	$10,391,836	0.8%	56,912	$251	4.6172%	119	100.0%	1.76x	65.5%	54.5%
Retail	28	$241,447,680	18.7%	1,882,704	$282	4.7804%	119	97.2%	1.51x	67.5%	57.7%
Anchored(5)	23	$203,509,715	15.8%	1,734,646	$173	4.7949%	119	97.2%	1.51x	68.3%	58.3%
Unanchored	5	$37,937,965	2.9%	148,058	$867	4.7026%	119	97.2%	1.47x	63.0%	54.9%
Multifamily	39	$237,531,246	18.4%	5,946	$48,154	4.6341%	91	92.6%	1.41x	70.9%	63.7%
Garden	36	$215,685,723	16.7%	5,512	$46,460	4.6060%	89	92.4%	1.41x	71.2%	64.4%
High Rise	2	$18,508,022	1.4%	306	$71,873	4.9133%	119	95.3%	1.37x	67.1%	55.1%
Mid Rise	1	$3,337,500	0.3%	128	$26,074	4.9000%	119	90.6%	1.54x	75.0%	66.3%
Hospitality	12	$209,627,820	16.3%	1,399	$222,984	4.6737%	119	78.9%	1.71x	60.0%	46.6%
Full Service	4	$136,777,846	10.6%	597	$274,856	4.5954%	120	79.5%	1.65x	58.8%	45.2%
Limited Service	8	$72,849,973	5.7%	802	$125,591	4.8206%	117	77.8%	1.84x	62.4%	49.2%
Mixed Use	8	$144,886,408	11.2%	209,082	$12,309	4.7087%	118	63.2%	1.39x	60.7%	57.7%
Retail/Office	4	$136,162,049	10.6%	208,996	$1,074	4.7030%	119	60.9%	1.39x	60.3%	57.6%
Multifamily/Retail	4	$8,724,359	0.7%	86	$187,652	4.7992%	97	99.2%	1.32x	67.8%	59.1%
Industrial	2	$33,620,000	2.6%	1,064,048	$32	4.7197%	120	100.0%	1.31x	63.6%	51.8%
Self Storage	4	$15,150,000	1.2%	323,537	$55	4.6740%	120	82.4%	1.49x	65.6%	53.4%
Total/Weighted Average	124	$1,288,301,798	100.0%			4.7079%	112	88.5%	1.58x	66.4%	58.4%

Geographic Distribution(1)(4)

				Weighted Averages
State/Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV(3)
New York	13	$248,762,522	19.3%	4.6318%	118	1.50x	58.8%	52.9%
New York City	7	$215,900,000	16.8%	4.5831%	118	1.48x	57.0%	51.2%
Remaining New York State	6	$32,862,522	2.6%	4.9518%	118	1.63x	70.8%	63.6%
Texas	15	$163,646,794	12.7%	4.5331%	90	1.46x	71.2%	64.2%
California	13	$136,598,585	10.6%	4.6720%	117	1.57x	64.2%	54.5%
Southern(6)	10	$125,532,063	9.7%	4.6487%	117	1.59x	63.5%	54.1%
Northern(6)	3	$11,066,522	0.9%	4.9360%	119	1.32x	72.3%	59.3%
Florida	8	$129,281,685	10.0%	4.8095%	120	1.76x	65.3%	58.8%
Maryland	2	$78,424,483	6.1%	4.7670%	95	1.54x	70.7%	60.6%
New Jersey	2	$65,047,344	5.0%	4.9653%	119	1.50x	70.0%	61.5%
Other	71	$466,540,385	36.2%	4.7464%	115	1.64x	68.6%	59.6%
Total/Weighted Average	124	$1,288,301,798	100.0%	4.7079%	112	1.58x	66.4%	58.4%

(1)
With respect to the State Farm Portfolio Loan, LTV, DSCR and Cut-off Date Balance Per Unit/Room/NRA calculations include the related pari passu companion loans. With respect to the cross collateralized La Paz Plaza Loan and Plaza Alicia Loan, LTV and DSCR calculations are calculated on an aggregate basis. With respect to the cross collateralized Walgreens Spokane Loan, Walgreens OKC Loan and Walgreens Tukwila Loan, LTV and DSCR calculations are calculated on an aggregate basis.

(2)	In the case of three mortgage loans with an anticipated repayment date, Stated Remaining Term (Mos.) is through the related anticipated repayment date.
(3)
With respect to the HDM Apartment Portfolio Loan, the Cut-off Date LTV Ratio and Maturity Date or ARD LTV have been calculated based on the “As Complete” appraised value of $69.47 million. The “As-is” Cut-off Date LTV Ratio and “As-is” Maturity Date or ARD LTV are 84.9% and 79.1%, respectively. With respect to the Casa Palmas Loan, the Cut-off Date LTV Ratio and Maturity Date or ARD LTV have been calculated based on the “As Stabilized” appraised value of $14.0 million. The “As-is” Cut-off Date LTV Ratio and “As-is” Maturity Date or ARD LTV are 86.4% and 75.0%, respectively. With respect to the InnVite Hotel Portfolio Loan, the Cut-off Date LTV Ratio and Maturity Date or ARD LTV have been calculated based on the “As Complete” appraised value of $6.2 million for the Holiday Inn Express Columbus property and the “As-is” appraised value of $6.7 million for the Quality Inn Greenfield property. The “As-is” Cut-off Date LTV Ratio and “As-is” Maturity Date or ARD LTV are 78.4% and 49.0%, respectively. With respect to the Fairfield Inn & Suites Portfolio Loan, the Cut-off Date LTV Ratio and Maturity Date or ARD LTV have been calculated based on the “As Complete” appraised value of $11.5 million. The “As-is” Cut-off Date LTV Ratio and “As-is” Maturity Date or ARD LTV are 54.5% and 46.9%, respectively.

(4)	Reflects allocated loan amount for properties securing multi-property mortgage loans.
(5)	Includes anchored, shadow anchored and single tenant properties.
(6)	Northern California properties have a zip code greater than 93600. Southern California properties have a zip code less than or equal to 93600.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS4 Mortgage Trust
OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut-off Date LTV Ratios(1)(3)
						Weighted Averages
					% of Initial		Stated			Maturity
Range of Cut-off Date LTV			Number of	Aggregate Cut-off	Outstanding		Remaining Term	U/W NCF	Cut-off Date	Date or ARD
Ratios			Mortgage Loans	Date Balance	Pool Balance	Mortgage Rate	(Mos.)(2)	DSCR	LTV Ratio	LTV
47.9%	-	54.9%	6	$101,987,063	7.9%	4.3851%	120	1.81x	49.0%	38.1%
55.0%	-	59.9%	12	$255,330,067	19.8%	4.7798%	118	1.64x	58.4%	53.6%
60.0%	-	64.9%	10	$84,243,402	6.5%	4.6397%	116	1.70x	63.3%	54.2%
65.0%	-	69.9%	21	$203,517,494	15.8%	4.7676%	100	1.42x	67.8%	59.2%
70.0%	-	74.9%	34	$604,432,304	46.9%	4.7090%	111	1.56x	72.1%	63.9%
75.0%	-	77.2%	8	$38,791,469	3.0%	4.9025%	119	1.47x	75.3%	64.7%
Total/Weighted Average			91	$1,288,301,798	100.0%	4.7079%	112	1.58x	66.4%	58.4%

Distribution of Maturity Date or ARD LTV Ratios(1)(3)
						Weighted Averages
					% of Initial		Stated
Range of LTV Ratios			Number of	Aggregate Cut-off	Outstanding		Remaining Term	U/W NCF	Cut-off Date	Maturity Date or
at Maturity or ARD			Mortgage Loans	Date Balance	Pool Balance	Mortgage Rate	(Mos.)(2)	DSCR	LTV Ratio	ARD LTV
35.2%	-	49.9%	16	$191,493,630	14.9%	4.6063%	119	1.72x	54.5%	42.3%
50.0%	-	54.9%	13	$168,842,451	13.1%	4.7403%	120	1.75x	62.3%	52.8%
55.0%	-	59.9%	21	$347,072,154	26.9%	4.7561%	119	1.45x	66.2%	58.2%
60.0%	-	64.9%	27	$306,153,564	23.8%	4.8120%	111	1.43x	71.5%	61.9%
65.0%	-	69.9%	9	$126,240,000	9.8%	4.5083%	73	1.41x	72.9%	68.2%
70.0%	-	72.7%	5	$148,500,000	11.5%	4.6449%	115	1.96x	71.1%	71.0%
Total/Weighted Average			91	$1,288,301,798	100.0%	4.7079%	112	1.58x	66.4%	58.4%

Distribution of Underwritten NCF Debt Service Coverage Ratios(1)
						Weighted Averages
					% of Initial		Stated
Range of Underwritten NCF			Number of	Aggregate Cut-off	Outstanding		Remaining Term	U/W NCF	Cut-off Date	Maturity Date or
Debt Service Coverage Ratios			Mortgage Loans	Date Balance	Pool Balance	Mortgage Rate	(Mos.)(2)	DSCR	LTV Ratio(3)	ARD LTV(3)
1.21x	-	1.24x	1	$30,650,000	2.4%	4.6950%	120	1.21x	73.0%	62.7%
1.25x	-	1.29x	10	$109,206,830	8.5%	4.6510%	105	1.27x	68.6%	60.6%
1.30x	-	1.39x	18	$259,299,303	20.1%	4.6783%	105	1.35x	71.2%	60.9%
1.40x	-	1.49x	15	$285,597,852	22.2%	4.8538%	111	1.44x	65.6%	59.7%
1.50x	-	1.74x	29	$293,638,915	22.8%	4.6494%	116	1.62x	63.5%	52.4%
1.75x	-	1.99x	11	$103,596,836	8.0%	4.6815%	120	1.85x	62.2%	51.5%
2.00x	-	2.50x	7	$206,312,063	16.0%	4.6720%	117	2.09x	65.8%	63.9%
Total/Weighted Average			91	$1,288,301,798	100.0%	4.7079%	112	1.58x	66.4%	58.4%

Distribution of Original Terms to Maturity or ARD(1)(2)
				Weighted Averages
			% of Initial		Stated
Original Terms	Number of	Aggregate Cut-off	Outstanding		Remaining Term	U/W NCF	Cut-off Date	Maturity Date or
to Maturity or ARD	Mortgage Loans	Date Balance	Pool Balance	Mortgage Rate	(Mos.)	DSCR	LTV Ratio(3)	ARD LTV(3)
60	11	$139,473,855	10.8%	4.5692%	59	1.45x	70.6%	66.0%
84	1	$22,280,000	1.7%	4.4931%	84	1.27x	71.2%	67.7%
120	79	$1,126,547,943	87.4%	4.7294%	119	1.60x	65.8%	57.3%
Total/Weighted Average	91	$1,288,301,798	100.0%	4.7079%	112	1.58x	66.4%	58.4%

Distribution of Remaining Terms to Maturity or ARD(1)(2)
						Weighted Averages
					% of Initial		Stated
Range of Remaining Terms			Number of	Aggregate Cut-off	Outstanding		Remaining Term	U/W NCF	Cut-off Date	Maturity Date
to Maturity or ARD			Mortgage Loans	Date Balance	Pool Balance	Mortgage Rate	(Mos.)	DSCR	LTV Ratio(3)	or ARD LTV(3)
52	-	60	11	$139,473,855	10.8%	4.5692%	59	1.45x	70.6%	66.0%
84	-	118	8	$195,360,820	15.2%	4.7076%	113	1.84x	69.8%	66.9%
119	-	120	72	$953,467,123	74.0%	4.7283%	120	1.54x	65.1%	55.6%
Total/Weighted Average			91	$1,288,301,798	100.0%	4.7079%	112	1.58x	66.4%	58.4%
(1)
With respect to State Farm Portfolio Loan, LTV and DSCR calculations include the related pari passu companion loans. With respect to the cross collateralized La Paz Plaza Loan and Plaza Alicia Loan, LTV and DSCR calculations are calculated on an aggregate basis. With respect to the cross collateralized Walgreens Spokane Loan, Walgreens OKC Loan and Walgreens Tukwila Loan, LTV and DSCR calculations are calculated on an aggregate basis.

(2)	In the case of three mortgage loans with an anticipated repayment date, Original Terms to Maturity or ARD and Stated Remaining Term (Mos.) are through the related anticipated repayment date.
(3)
With respect to the HDM Apartment Portfolio Loan, the Cut-off Date LTV Ratio and Maturity Date or ARD LTV have been calculated based on the “As Complete” appraised value of $69.47 million. The “As-is” Cut-off Date LTV Ratio and “As-is” Maturity Date or ARD LTV are 84.9% and 79.1%, respectively. With respect to the Casa Palmas Loan, the Cut-off Date LTV Ratio and Maturity Date or ARD LTV have been calculated based on the “As Stabilized” appraised value of $14.0 million. The “As-is” Cut-off Date LTV Ratio and “As-is” Maturity Date or ARD LTV are 86.4% and 75.0%, respectively. With respect to the InnVite Hotel Portfolio Loan, the Cut-off Date LTV Ratio and Maturity Date or ARD LTV have been calculated based on the “As Complete” appraised value of $6.2 million for the Holiday Inn Express Columbus property and the “As-is” appraised value of $6.7 million for the Quality Inn Greenfield property. The “As-is” Cut-off Date LTV Ratio and “As-is” Maturity Date or ARD LTV are 78.4% and 49.0%, respectively. With respect to the Fairfield Inn & Suites Portfolio Loan, the Cut-off Date LTV Ratio and Maturity Date or ARD LTV have been calculated based on the “As Complete” appraised value of $11.5 million. The “As-is” Cut-off Date LTV Ratio and “As-is” Maturity Date or ARD LTV are 54.5% and 46.9%, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS4 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Underwritten NOI Debt Yields(1)

						Weighted Averages
					% of Initial		Stated			Maturity
Range of Underwritten NOI			Number of	Aggregate Cut-off	Outstanding		Remaining Term	U/W NCF	Cut-off Date	Date or ARD
Debt Yields			Mortgage Loans	Date Balance	Pool Balance	Mortgage Rate	(Mos.)(2)	DSCR	LTV Ratio(3)	LTV(3)
7.0%	-	7.9%	2	$135,650,000	10.5%	4.7059%	119	1.36x	61.6%	59.3%
8.0%	-	8.9%	18	$203,080,736	15.8%	4.5682%	95	1.34x	70.1%	63.5%
9.0%	-	9.9%	20	$340,972,544	26.5%	4.7083%	111	1.63x	68.9%	62.8%
10.0%	-	12.4%	33	$422,164,579	32.8%	4.7251%	117	1.56x	66.5%	55.6%
12.5%	-	14.9%	13	$114,583,155	8.9%	4.7861%	118	1.81x	62.8%	51.3%
15.0%	-	17.7%	5	$71,850,783	5.6%	4.8797%	117	2.14x	58.8%	49.9%
Total/Weighted Average			91	$1,288,301,798	100.0%	4.7079%	112	1.58x	66.4%	58.4%

Distribution of Amortization Types(1)
				Weighted Averages
			% of Initial		Stated
	Number of	Aggregate Cut-off	Outstanding		Remaining Term	U/W NCF	Cut-off Date	Maturity Date or
Amortization Type	Mortgage Loans	Date Balance	Pool Balance	Mortgage Rate	(Mos.)(2)	DSCR	LTV Ratio(3)	ARD LTV(3)
Amortizing Balloon	47	$504,511,798	39.2%	4.7484%	114	1.56x	64.8%	52.5%
Interest Only, then Amortizing	35	$501,665,000	38.9%	4.6951%	107	1.51x	68.6%	61.0%
Interest Only, ARD	2	$136,505,000	10.6%	4.6262%	117	2.02x	70.3%	70.3%
Interest Only	6	$130,120,000	10.1%	4.6995%	117	1.49x	59.5%	59.5%
Amortizing Balloon, ARD	1	$15,500,000	1.2%	4.6000%	120	1.37x	71.8%	58.2%
Total/Weighted Average	91	$1,288,301,798	100.0%	4.7079%	112	1.58x	66.4%	58.4%
(1)
With respect to the State Farm Portfolio Loan, LTV, DSCR and debt yield calculations include the related pari passu companion loans. With respect to the cross collateralized La Paz Plaza Loan and Plaza Alicia Loan, LTV, DSCR and debt yield calculations are calculated on an aggregate basis. With respect to the cross collateralized Walgreens Spokane Loan, Walgreens OKC Loan and Walgreens Tukwila Loan, LTV, DSCR and debt yield calculations are calculated on an aggregate basis.

(2)	In the case of three mortgage loans with an anticipated repayment date, Stated Remaining Term (Mos.) are through the related anticipated repayment date.
(3)
With respect to the HDM Apartment Portfolio Loan, the Cut-off Date LTV Ratio and Maturity Date or ARD LTV have been calculated based on the “As Complete” appraised value of $69.47 million. The “As-is” Cut-off Date LTV Ratio and “As-is” Maturity Date or ARD LTV are 84.9% and 79.1%, respectively. With respect to the Casa Palmas Loan, the Cut-off Date LTV Ratio and Maturity Date or ARD LTV have been calculated based on the “As Stabilized” appraised value of $14.0 million. The “As-is” Cut-off Date LTV Ratio and “As-is” Maturity Date or ARD LTV are 86.4% and 75.0%, respectively. With respect to the InnVite Hotel Portfolio Loan, the Cut-off Date LTV Ratio and Maturity Date or ARD LTV have been calculated based on the “As Complete” appraised value of $6.2 million for the Holiday Inn Express Columbus property and the “As-is” appraised value of $6.7 million for the Quality Inn Greenfield property. The “As-is” Cut-off Date LTV Ratio and “As-is” Maturity Date or ARD LTV are 78.4% and 49.0%, respectively. With respect to the Fairfield Inn & Suites Portfolio Loan, the Cut-off Date LTV Ratio and Maturity Date or ARD LTV have been calculated based on the “As Complete” appraised value of $11.5 million. The “As-is” Cut-off Date LTV Ratio and “As-is” Maturity Date or ARD LTV are 54.5% and 46.9%, respectively.

Ten Largest Mortgage Loans(1)
Mortgage Loan	Mortgage Loan Seller	City, State	Property Type	Cut-off Date Balance	% of Initial Outstanding Pool Balance	Cut-off Date Balance per Unit/Room/ NRA	Cut-off Date LTV Ratio	U/W NCF DSCR	U/W NOI Debt Yield
State Farm Portfolio	UBSRES	Various, Various	Office	$128,000,000	9.9%	$113	71.0%	2.02x	9.5%
597 Fifth Avenue	UBSRES	New York, NY	Mixed Use	$105,000,000	8.2%	$1,312	58.3%	1.41x	7.0%
Refinery Hotel	GACC	New York, NY	Hospitality	$70,000,000	5.4%	$355,330	48.3%	1.70x	12.4%
30 Knightsbridge	CCRE	Piscataway, NJ	Office	$57,400,000	4.5%	$84	70.0%	1.49x	10.7%
HDM Apartment Portfolio	GACC	Various, TX	Multifamily	$52,000,000	4.0%	$38,576	74.9%	1.39x	8.9%
Netpark Tampa Bay	UBSRES	Tampa, FL	Office	$47,400,000	3.7%	$51	57.9%	2.21x	16.1%
Holiday Inn & Suites Ocean City	GACC	Ocean City, MD	Hospitality	$47,000,000	3.6%	$223,810	72.3%	1.58x	11.1%
North Pointe Business Park	UBSRES	American Fork, UT	Office	$36,500,000	2.8%	$146	72.4%	1.38x	10.4%
Cross County Plaza	CCRE	West Palm Beach, FL	Retail	$32,600,000	2.5%	$91	72.4%	1.40x	10.2%
Windsor Station	UBSRES	Woodlawn, MD	Office	$31,424,483	2.4%	$141	68.3%	1.47x	9.5%
Total/Weighted Average				$607,324,483	47.1%		65.5%	1.65x	10.2%
(1)
With respect to the State Farm Portfolio Loan, LTV, DSCR, debt yield and Cut-off Date Balance Per Unit/Room/NRA calculations include the related pari passu companion loans. With respect to the HDM Apartment Portfolio Loan, the Cut-off Date LTV Ratio has been calculated based on the “As Complete” appraised value of $69.47 million. The “As-is” Cut-off Date LTV Ratio is 84.9%.

Pari Passu Companion Loan Summary
Mortgage Loan	Mortgage Loan Cut-off Date Balance	Companion Loans Cut-off Date Balance	Loan Combination Cut-off Date Balance	Pooling & Servicing Agreement	Master Servicer	Special Servicer	Voting Rights
State Farm Portfolio	$128,000,000	$255,500,000	$383,500,000	COMM 2014-UBS3(1)	Wells Fargo Bank, N.A.(1)	LNR Partners, LLC(1)	See (1) below
(1)
The State Farm Portfolio Loan Combination is currently being serviced under the COMM 2014-UBS3 pooling and servicing agreement and the related intercreditor agreement, and the directing holder is the Note A-1 holder, which is expected to be UBSRES or an affiliate thereof as of the settlement date. On and after the Note A-1 securitization, the State Farm Portfolio Loan Combination is expected to be serviced under the pooling and servicing agreement entered into in connection with the Note A-1 securitization and the related intercreditor agreement (however, Wells Fargo Bank, National Association, the master servicer under the COMM 2014-UBS3 pooling and servicing agreement, will continue to be the primary servicer of the State Farm Portfolio Loan Combination), and the directing holder of the State Farm Portfolio Loan Combination is expected to be the directing holder or its equivalent under the Note A-1 securitization. See “Description of the Mortgage Pool—Loan Combinations—The State Farm Portfolio Loan Combination” in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS4 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Existing Mezzanine Debt Summary

Mortgage Loan	Mortgage Loan Cut-off Date Balance	Mezzanine Debt Cut-off Date Balance	Trust U/W NCF DSCR	Total Debt U/W NCF DSCR	Trust Cut-off Date LTV Ratio	Total Debt Cut-off Date LTV Ratio	Trust U/W NOI Debt Yield	Total Debt U/W NOI Debt Yield
State Farm Portfolio(1)	$128,000,000	$86,000,000	2.02x	1.51x	71.0%	86.9%	9.5%	7.8%
597 Fifth Avenue	$105,000,000	$35,000,000	1.41x	0.86x	58.3%	77.8%	7.0%	5.3%
30 Knightsbridge	$57,400,000	$6,000,000	1.49x	1.25x	70.0%	77.3%	10.7%	9.7%
HDM Apartment Portfolio(2)	$52,000,000	$7,050,000	1.39x	1.10x	74.9%	85.0%	8.9%	7.8%
North Pointe Business Park	$36,500,000	$4,000,000	1.38x	1.17x	72.4%	80.3%	10.4%	9.4%
Cross County Plaza	$32,600,000	$3,200,000	1.40x	1.15x	72.4%	79.6%	10.2%	9.3%
Windsor Station	$31,424,483	$4,500,000	1.47x	1.18x	68.3%	78.1%	9.5%	8.3%
(1)	With respect to the State Farm Portfolio Loan, LTV, DSCR and debt yield calculations include the related pari passu companion loans.
(2)
With respect to the HDM Apartment Portfolio Loan, the LTV calculations are based on the “As Complete” appraised value of $69.47 million. The “As-is” Trust Cut-off Date LTV Ratio and “As-is” Total Debt Cut-off Date LTV Ratio are 84.9% and 96.4%, respectively.

Previous Securitization History(1)

Mortgage Loan	Mortgage Loan Seller	City, State	Property Type	Cut-off Date Balance	% of Initial Outstanding Pool Balance	Previous Securitization
HDM Apartment Portfolio	GACC	Various, TX	Multifamily	$52,000,000	4.0%	Various(2)
Holiday Inn & Suites Ocean City	GACC	Ocean City, MD	Hospitality	$47,000,000	3.6%	JPMCC 2007-LD11
88 Third Avenue	UBSRES	Brooklyn, NY	Office	$30,650,000	2.4%	GCCFC 2006-GG7
Richland Town Centre	CCRE	Johnstown, PA	Retail	$30,000,000	2.3%	LBUBS 2005-C1
Hampton Inn & Suites Crystal City	CCRE	Arlington, VA	Hospitality	$25,000,000	1.9%	CSFB 2005-C1
Fairways at South Shore	CCRE	League City, TX	Multifamily	$22,280,000	1.7%	BACM 2006-4
4925 Tabler Station	UBSRES	Inwood, WV	Industrial	$21,850,000	1.7%	JPMCC 2005-LDP2
Park Place Promenade	KeyBank	Visalia, CA	Retail	$15,500,000	1.2%	CSFB 2004-C4
Walgreens Spokane	Pillar	Millwood, WA	Retail	$5,150,000	0.4%	MSC 2011-C1
Walgreens OKC	Pillar	Oklahoma City, OK	Retail	$4,900,000	0.4%	MSC 2011-C1
Walgreens Tukwila	Pillar	Tukwila, WA	Retail	$4,550,000	0.4%	MSC 2011-C1
Casa Palmas	GACC	Pasadena, TX	Multifamily	$10,500,000	0.8%	CSFB 2005-C5
West Side Village	UBSRES	Austin, TX	Mixed Use	$10,187,049	0.8%	RAITF 2013-FL1
Falls at Clearwood Apartments	GACC	Richardson, TX	Multifamily	$10,175,000	0.8%	CSMC 2006-C3
Blairstown Shopping Center	Bancorp	Blairstown, NJ	Retail	$7,647,344	0.6%	GMACC 2004-C1
Ashley Woods	GACC	Cincinnati, OH	Multifamily	$7,425,000	0.6%	MSC 2004-HQ4
Parkway Plaza	Bancorp	Orlando, FL	Retail	$7,350,000	0.6%	WBCMT 2005-C16
Tierra Bella Apartments	Bancorp	Austin, TX	Multifamily	$6,900,000	0.5%	JPMCC 2007-LDPX
Mattydale Commons	Bancorp	Syracuse, NY	Retail	$6,500,000	0.5%	CGCMT 2004-C2
Ridgeview Retail Center	CCRE	Colorado Springs, CO	Retail	$6,250,000	0.5%	BSCMS 2004-PWR6
Dollar Self Storage - Mesa	KeyBank	Mesa, AZ	Self Storage	$6,150,000	0.5%	CSFB 2005-C3
Hartford Run	UBSRES	Buford, GA	Multifamily	$5,500,000	0.4%	LBUBS 2006-C6
Valley Oaks	Bancorp	Visalia, CA	Retail	$5,187,063	0.4%	LBUBS 2004-C6
Killian Apartments	Bancorp	Snellville, GA	Multifamily	$5,000,000	0.4%	GMACC 2003-C2
Shops at Lee’s Hill	UBSRES	Fredericksburg, VA	Retail	$4,494,497	0.3%	JPMCC 2004-LN2
Dollar Self Storage - Apache Junction	KeyBank	Apache Junction, AZ	Self Storage	$4,100,000	0.3%	COMM 2005-C6
Olivewood Apartments	GACC	Sterling Heights, MI	Multifamily	$3,450,000	0.3%	MLFT 2006-1
Walgreens - Duluth, GA	KeyBank	Duluth, GA	Retail	$3,400,000	0.3%	WBCMT 2004-C15
Walgreens - Sandy Springs, GA	KeyBank	Sandy Springs, GA	Retail	$3,200,000	0.2%	WBCMT 2004-C15
Garden Court Apartments	GACC	Monroe, MI	Multifamily	$2,625,000	0.2%	MLFT 2006-1
Newberry Apartments	GACC	Lansing, MI	Multifamily	$2,395,000	0.2%	MLFT 2006-1
Total				$377,315,953	29.3%
(1)
Includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such property was included in a securitization. The table above is based on information provided by the related borrower or obtained through searches of a third-party database. The information has not otherwise been confirmed by the depositor, the mortgage loan sellers or any other underwriter.

(2)
The most recent financing of the Oak Villas property was previously securitized in ARBOR 2012-1. The most recent financing of the Park Village property was previously securitized in FNA 2012-M11. The most recent financing of the Braeburn Colony property was previously securitized in CSMC 2006-C2. The most recent financing of the Applewood Village Townhomes property was previously securitized in FNA 2013-M7. The most recent financing of the Beacon Hill property was previously securitized in CSMC 2007-C2.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

(THIS PAGE INTENTIONALLY LEFT BLANK)

Various	Collateral Asset Summary – Loan No. 1 State Farm Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$128,000,000 71.0% 2.02x 9.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 1 State Farm Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$128,000,000 71.0% 2.02x 9.5%

Mortgage Loan Information
Loan Seller:	UBSRES
Loan Purpose:	Acquisition
Sponsor:	JDM Partners Opportunity Fund II LLC
Borrower:	JDM II SF National, LLC
Original Balance(1):	$128,000,000
Cut-off Date Balance(1):	$128,000,000
% by Initial UPB:	9.9%
Interest Rate:	4.6266%
Payment Date:	6th of each month
First Payment Date:	May 6, 2014
Anticipated Repayment Date(2):	April 6, 2024
Maturity Date:	April 6, 2029
Amortization:	Interest Only, ARD
Additional Debt(1):	$255,500,000 Pari Passu Debt; $86,000,000 Mezzanine Loan
Call Protection(3):	L(27), D(89), O(4)
Lockbox / Cash Management:	Hard / In Place

Reserves(4)
	Initial	Monthly
Taxes:	$0	Springing
Insurance:	$0	Springing
Replacement:	$0	Springing
TI/LC:	$0	Springing

Financial Information
Mortgage Loan(5)		Total Debt
Cut-off Date Balance / Sq. Ft.:	$113	$138
Balloon Balance / Sq. Ft.:	$113	$138
Cut-off Date LTV:	71.0%	86.9%
Balloon LTV:	71.0%	86.9%
Underwritten NOI DSCR:	2.03x	1.52x
Underwritten NCF DSCR:	2.02x	1.51x
Underwritten NOI Debt Yield:	9.5%	7.8%
Underwritten NCF Debt Yield:	9.5%	7.7%
Underwritten NOI Debt Yield at Balloon:	9.5%	7.8%
Underwritten NCF Debt Yield at Balloon:	9.5%	7.7%

Property Information
Single Asset / Portfolio:	Portfolio of 14 properties
Property Type:	Suburban Office
Collateral:	Fee Simple
Location:	Various
Year Built / Renovated:	Various
Total Sq. Ft.:	3,397,783
Property Management:	Self-managed
Underwritten NOI:	$36,587,870
Underwritten NCF:	$36,301,983
Appraised Value:	$540,100,000
Appraisal Date:	March 1, 2014

Historical NOI(6)
Most Recent NOI:	NAV
2013 NOI:	NAV
2012 NOI:	NAV
2011 NOI:	NAV

Historical Occupancy(6)
Most Recent Occupancy:	100.0% (July 6, 2014)
2013 Occupancy:	NAV
2012 Occupancy:	NAV
2011 Occupancy:	NAV
(1)
The State Farm Portfolio Loan Combination is evidenced by four pari passu notes in the aggregate original principal amount of $383.5 million. Note A-3, with an Original Balance and Cut-off Date Balance of $128.0 million, is a non-controlling note and will be included in the trust. The pari passu companion loans are comprised of the controlling Note A-1, non-controlling Note A-2 and A-4, with original principal balances of $55.5 million, $100.0 million, and $100.0 million, respectively. For additional information on the pari passu companion loans, see “The Loan” herein. For additional information on the mezzanine loan, see “Current Mezzanine or Subordinate Indebtedness” herein.

(2)
If the State Farm Portfolio Loan Combination is not repaid in full by the Anticipated Repayment Date, the interest rate will increase from the initial rate of 4.6266% to (i) from April 11, 2024, the first day of the interest period immediately following the Anticipated Repayment Date, through April 10, 2026, the greater of (A) the five-year treasury note rate in effect on the Anticipated Repayment Date plus 3.50% and (B) 7.6266% and (ii) from April 11, 2026 through April 10, 2029, the last day of the interest period relating to the Maturity Date, the greater of (A) the five-year treasury note rate in effect on the second anniversary of the Anticipated Repayment Date plus 4.50% and (B) 8.6266%.

(3)
Defeasance is permitted two years after the closing date of the securitization trust established in connection with the final securitization of any of the notes included in the State Farm Portfolio Loan Combination. If such date has not occurred by May 6, 2018, the borrower may prepay the State Farm Portfolio Loan Combination with yield maintenance. Partial release is permitted. See “Partial Release” herein.

(4)	See “Initial Reserves” and “Ongoing Reserves” herein.
(5)	DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate State Farm Portfolio Loan Combination.
(6)
Historical NOI and Historical Occupancy are not available because the State Farm Portfolio Properties were acquired on April 1, 2014 by the borrower from an affiliate of Lone Star Funds, which previously acquired the State Farm Portfolio Properties from State Farm Mutual Automobile Insurance Company and nine other properties in November 2013 in a sale-leaseback transaction.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 1 State Farm Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$128,000,000 71.0% 2.02x 9.5%

Property Summary
Property Name	Location	Sq. Ft.	Year Built / Renovated	Allocated Whole Loan Amount	Appraised Value	Occupancy(1)
Charlottesville State Farm Office	Charlottesville, VA	362,155	1978 / 2012	$51,762,914	$72,900,000	100.0%
Murfreesboro State Farm Office	Murfreesboro, TN	402,177	1989 / NAP	$45,514,442	$64,100,000	100.0%
Ballston Spa State Farm Office	Malta, NY	336,382	1991 / 2012	$40,828,087	$57,500,000	100.0%
Birmingham State Farm Office	Birmingham, AL	312,989	1992 / NAP	$37,277,819	$52,500,000	100.0%
Tulsa State Farm Office	Tulsa, OK	287,580	1989 / NAP	$33,017,497	$46,500,000	100.0%
Columbia State Farm Office	Columbia, MO	335,049	1992 / 2008-2013	$32,875,486	$46,300,000	100.0%
Jacksonville State Farm Office	Jacksonville, FL	302,440	1977 / NAP	$32,662,470	$46,000,000	100.0%
Lincoln North State Farm Office	Lincoln, NE	224,175	1988 / 2011	$23,999,815	$33,800,000	100.0%
Greeley Central State Farm Office	Greeley, CO	194,203	2003 / NAP	$21,656,638	$30,500,000	100.0%
New Albany State Farm Office	New Albany, OH	148,782	2002 / NAP	$18,532,401	$26,100,000	100.0%
Lincoln South State Farm Office	Lincoln, NE	128,971	2000 / 2007	$13,775,042	$19,400,000	100.0%
Greeley South State Farm Office	Greeley, CO	112,874	2003 / NAP	$11,857,897	$16,700,000	100.0%
Kalamazoo State Farm Office	Portage, MI	105,639	1989 / 1998	$10,082,762	$14,200,000	100.0%
Greeley North State Farm Office	Greeley, CO	144,367	2001 / NAP	$9,656,730	$13,600,000	100.0%
Total / Wtd. Avg.:		3,397,783		$383,500,000	$540,100,000	100.0%
(1)	As of July 6, 2014.

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
State Farm Mutual Automobile Insurance Company	NR/NR/AA	3,397,783	100.0%	$9.65	100.0%	11/30/2028(1)
Total / Wtd. Avg.		3,397,783	100.0%	$9.65	100.0%
(1)
State Farm Mutual Automobile Insurance Company has two, 5-year renewal options remaining. Two of the State Farm Portfolio Properties, Greeley North State Farm Office (4.2% of net rentable area and 4.1% of underwritten base rent) and Greeley South State Farm Office (3.3% of net rentable area and 3.2% of underwritten base rent), have lease expiration dates of November 30, 2018 and November 30, 2023, respectively.

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2015	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	1	144,367	4.2%	144,367	4.2%	$9.25	4.1%	4.1%
2019	0	0	0.0%	144,367	4.2%	$0.00	0.0%	4.1%
2020	0	0	0.0%	144,367	4.2%	$0.00	0.0%	4.1%
2021	0	0	0.0%	144,367	4.2%	$0.00	0.0%	4.1%
2022	0	0	0.0%	144,367	4.2%	$0.00	0.0%	4.1%
2023	1	112,874	3.3%	257,241	7.6%	$9.25	3.2%	7.3%
2024	0	0	0.0%	257,241	7.6%	$0.00	0.0%	7.3%
Thereafter	12	3,140,542	92.4%	3,397,783	100.0%	$9.69	92.7%	100.0%
Vacant	NAP	0	0.0%	3,397,783	100.0%	NAP	NAP
Total / Wtd. Avg.	14	3,397,783	100.0%			$9.65	100.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 1 State Farm Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$128,000,000 71.0% 2.02x 9.5%

The Loan.   The State Farm Portfolio loan (the “State Farm Portfolio Loan”) consists of the non-controlling Note A-3 in the original principal amount of $128.0 million, which is one of four pari passu notes of a fixed rate loan in the aggregate original principal amount of $383.5 million (the “State Farm Portfolio Loan Combination”). The State Farm Portfolio Loan Combination is secured by the borrower’s fee simple interest in a 14-property suburban office building portfolio containing 3,397,783 sq. ft. in the aggregate, all of which are 100.0% leased by the State Farm Mutual Automobile Insurance Company (the “State Farm Portfolio Properties”). Only the non-controlling Note A-3, with an original principal balance of $128.0 million will be included in the COMM 2014-UBS4 mortgage trust. The non-controlling Note A-2, with an original principal balance of $100.0 million, and the non-controlling Note A-4, with an original principal balance of $100.0 million, were included in the COMM 2014-UBS3 mortgage trust and the MSBAM 2014-C16 mortgage trust, respectively. The controlling Note A-1, with an original principal balance of $55.5 million, is expected to be contributed to a future securitization.

The State Farm Portfolio Loan Combination has an anticipated repayment date of April 6, 2024 (the “Anticipated Repayment Date”) and a stated maturity date of April 6, 2029. Through and including April 10, 2024, the last day of the interest period in which the Anticipated Repayment Date occurs, the interest on the State Farm Portfolio Loan Combination will accrue at a fixed rate of 4.6266% per annum (the “Regular Interest Rate”) and debt service will be paid on an interest only basis. If the State Farm Portfolio Loan Combination is not repaid in full by the Anticipated Repayment Date, the interest rate will increase from the initial rate of 4.6266% to (i) from April 11, 2024, the first day of the interest period immediately following the Anticipated Repayment Date, through April 10, 2026, the greater of (A) the five-year treasury note rate in effect on the Anticipated Repayment Date plus 3.50% and (B) 7.6266% and (ii) from April 11, 2026 through April 10, 2029, the last day of the interest period relating to the stated maturity date, the greater of (A) the five-year treasury note rate in effect on the second anniversary of the Anticipated Repayment Date plus 4.50% and (B) 8.6266%. From and after April 11, 2024, interest in excess of the Regular Interest Rate will be deferred (together with interest thereon, the “Deferred Interest”) and excess cash flow will be applied, pro rata, to each of the notes evidencing the State Farm Portfolio Loan Combination, first to reduce the outstanding principal balance and thereafter to pay the Deferred Interest.

The proceeds of the State Farm Portfolio Loan Combination, along with $86.0 million in mezzanine financing and approximately $76.2 million in equity from the Sponsor (defined below), were used to purchase the State Farm Portfolio Properties for $540.0 million and pay closing costs of approximately $5.7 million. Based on the aggregate appraised value of $540.1 million as of March 1, 2014, the cut-off date LTV ratio of the State Farm Portfolio Loan Combination is 71.0%.

Pari Passu Note Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$55,500,000	$55,500,000	UBSRES	Yes
Note A-2	$100,000,000	$100,000,000	COMM 2014-UBS3	No
Note A-3	$128,000,000	$128,000,000	COMM 2014-UBS4	No
Note A-4	$100,000,000	$100,000,000	MSBAM 2014-C16	No
Total	$383,500,000	$383,500,000

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$383,500,000	70.3%	Purchase Price	$540,000,000	99.0%
Mezzanine Loan	$86,000,000	15.8%	Closing Costs	$5,726,983	1.0%
Sponsor Equity	$76,226,983	14.0%
Total Sources	$545,726,983	100.0%	Total Uses	$545,726,983	100.0%

The Borrower / Sponsor.   The borrower, JDM II SF National, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The indirect owner of the borrower and the nonrecourse carve-out guarantor is JDM Partners Opportunity Fund II LLC (the “Sponsor”).

The Sponsor is managed by JDM Partners, L.L.C. (“JDM”). JDM is a full-service real estate firm founded in 1983 by Jerry Colangelo, David Eaton and Mel Shultz that specializes in the development and management of commercial properties. JDM has owned and developed 15 business parks in Arizona and its principals have collectively completed over 100 real estate transactions. JDM is the sole manager of two investment funds, JDM Partners Opportunity Fund I, LLC (“Fund I”) and the Sponsor, JDM Partners Opportunity Fund II, LLC. Fund I assets include the Arizona Biltmore’s two 18-hole championship golf courses, the Wigwam Golf Resort and Spa, and the La Costa Apartments. The Sponsor’s assets include the five-building, 372,408 sq. ft. State Farm Operations Center and the two-story, 104,836 sq. ft. TSYS Operations Center, both located in Tempe, Arizona, in addition to the State Farm Portfolio Properties.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 1 State Farm Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$128,000,000 71.0% 2.02x 9.5%

The Properties.   The State Farm Portfolio Properties consist of the fee simple interests in 14 suburban office properties located in 11 states totaling approximately 3.4 million sq. ft., all of which are 100.0% leased and occupied by State Farm Mutual Automobile Insurance Company (rated AA by S&P) (“State Farm”). State Farm is a mutual company with policyholder members and insures more cars, homes, and watercraft than any other insurer in the United States. State Farm had over 80 million policies and accounts at the end of 2013, 65,000 employees and 18,000 agents. State Farm is ranked No. 44 on the Fortune 500 as of 2013. State Farm also has over 450,000 accounts in their mutual funds division, and State Farm Bank, a subsidiary of State Farm, is the 78th largest bank in the United State in terms of assets with approximately $15 billion in assets. The A.M. Best Co., which provides an independent opinion of an insurer’s ability to meet its financial obligations, has awarded State Farm its highest financial strength rating of A++. State Farm reported net premiums written for the year ending 2013 of $34.6 billion, an increase of 4.2% from $33.2 billion for the year ending 2012. Net income reported for the year ending 2013 increased to $1.8 billion, up from $1.5 billion in 2012. State Farm reported total assets of approximately $129.3 billion and policy holders’ surplus of $75.7 billion in 2013, up from $65.2 billion in 2012.

The State Farm Portfolio Properties house operations that service State Farm’s diversified business lines and large network of agents. Most of the buildings were built for State Farm between 1977 and 2003. Since the initial construction or purchase of these buildings, State Farm invested over $164.5 million of additional capital to upgrade or renovate the State Farm Portfolio Properties.

Leases.   Each of the State Farm Portfolio Properties is 100.0% leased and occupied pursuant to individual leases between the borrower and State Farm Mutual Automobile Insurance Company. Each lease originally had a 15-year term, with 14.5 years remaining as of the Cut-off Date, except the Greeley South State Farm Office property and the Greeley North State Farm Office property, which have 9.5 and 4.5 years remaining, respectively. Each lease has 2% annual rent increases and two five-year renewal options at fair market rent, with a floor of the prior year’s contractual rent. There are no termination options or contraction rights, except that the tenant may terminate an individual lease in connection with a condemnation if the tenant reasonably determines that the applicable taking has rendered the premises unsuitable for its intended purposes. Current rental rates at the State Farm Portfolio Properties range from $8.00 to $12.00 PSF, with a weighted average of $9.65 PSF. The leases are structured on an absolute triple net (NNN) basis, with the tenant responsible for all taxes, insurance, code compliance, utilities, maintenance, and repair and replacement expenses related to the buildings. The minimum credit rating of the tenant’s insurers is A.M. Best Co.’s financial strength rating of A-; however, the tenant has the right to self-insure if it has a credit rating of at least AA as determined or assigned by S&P. The landlord has consent rights with respect to any reorganization, merger, consolidation or sale of substantially all of the tenant’s assets if the surviving entity does not have an A.M. Best Co.’s financial strength rating that is the same or greater than that of the tenant immediately prior to such transaction (or if the surviving entity has no A.M. Best Co.’s financial strength rating). However, the tenant is permitted to consummate the reorganization, merger, consolidation or sale without the landlord’s consent if it prepays the base rent for the balance of the initial term of the lease, discounted to present value using a 6% discount rate (the “Base Rent Prepayment”). The borrower has the right to decline the Base Rent Prepayment, and the loan documents require the borrower to decline the Base Rent Prepayment unless the lender agrees to permit the borrower to accept the Base Rent Prepayment.

Environmental Matters.   The Phase I environmental reports dated between March 10, 2014 and March 18, 2014 recommended no further action at the State Farm Portfolio Properties except for the development and implementation of asbestos operation and maintenance plans at certain properties, which are already in place.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 1 State Farm Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$128,000,000 71.0% 2.02x 9.5%

The Market.   The 14 State Farm Portfolio Properties are located in 11 different states.

Market Summary(1)
Property Name	Location	Metropolitan Statistical Area	Concluded Market Rent PSF	In Place Rent PSF	Average Household Income(2)	Population(2)
Charlottesville State Farm Office	Charlottesville, VA	Charlottesville	$13.00	$12.00	$76,706	92,308
Murfreesboro State Farm Office	Murfreesboro, TN	Nashville-Davidson-Murfreesboro	$9.50	$9.50	$66,140	89,537
Ballston Spa State Farm Office	Malta, NY	Albany	$12.00	$10.25	$92,587	37,603
Birmingham State Farm Office	Birmingham, AL	Birmingham-Hoover	$10.00	$10.00	$64,268	180,241
Tulsa State Farm Office	Tulsa, OK	Tulsa	$12.00	$9.75	$60,197	205,735
Columbia State Farm Office	Columbia, MO	Columbia	$8.50	$8.25	$67,337	90,611
Jacksonville State Farm Office	Jacksonville, FL	Jacksonville	$9.00	$9.00	$67,347	166,690
Lincoln North State Farm Office	Lincoln, NE	Lincoln	$9.00	$9.00	$65,499	157,335
Greeley Central State Farm Office	Greeley, CO	Greeley	$10.00	$9.25	$85,349	30,642
New Albany State Farm Office	New Albany, OH	Columbus	$10.50	$10.50	$99,499	90,357
Lincoln South State Farm Office	Lincoln, NE	Lincoln	$9.00	$9.00	$65,861	157,951
Greeley South State Farm Office	Greeley, CO	Greeley	$10.00	$9.25	$85,349	30,642
Kalamazoo State Farm Office	Portage, MI	Kalamazoo-Portage	$7.50	$8.00	$56,587	124,082
Greeley North State Farm Office	Greeley, CO	Greeley	$10.00	$9.25	$85,349	30,642
Wtd. Avg.			$10.23	$9.65	$73,098	110,209
(1)	Source: Appraisal
(2)	Source: 2014 estimates based on a five-mile radius per market research reports dated February 25, 2014.

Cash Flow Analysis.

Cash Flow Analysis
	U/W	U/W PSF
Base Rent	$32,795,862	$9.65
Rent Steps(1)	655,917	0.19
Straight Line Rent(2)	3,296,278	0.97
Gross Potential Rent	$36,748,057	$10.82
Less: Vacancy(3)	(160,187)	(0.05)
Effective Gross Income	$36,587,870	$10.77
Total Operating Expenses	0	0.00
Net Operating Income	$36,587,870	$10.77
Tenant Improvements	156,171	0.05
Leasing Commissions	93,703	0.03
Capital Expenditures	36,014	0.01
Net Cash Flow	$36,301,983	$10.68
(1)	U/W Rent Steps includes contractual rent increases through November 30, 2014. All State Farm leases include annual 2% rent escalations.
(2)
Straight Line Rent represents the average of the annual rent increases up to three years prior to the lease expiration date, excluding the Greeley South State Farm Office and the Greeley North State Farm Office properties for which no rent steps were underwritten.

(3)	U/W Vacancy represents 0.4% of gross income. As of July 6, 2014, the State Farm Portfolio Properties were 100.0% occupied.

Property Management.   The State Farm Portfolio Properties are self-managed.

Lockbox / Cash Management.   The State Farm Portfolio Loan is structured with a hard lockbox and in place cash management. The borrower was required to send a tenant direction letter to the tenant instructing them to deposit all rents and other payments into a lender-controlled lockbox account. All funds in the lockbox account are swept daily to a lender-controlled cash management account and disbursed according to the loan documents. So long as no Cash Sweep Event Period (as defined below) exists, all excess cash flow in the cash management account will be (i) if a cash sweep exists with respect to the State Farm Portfolio Mezzanine Loan (as defined below), remitted to the mezzanine lender to be applied in accordance with the mezzanine loan documents, or (ii) if no cash sweep exists with respect to the State Farm Portfolio Mezzanine Loan, released to the borrower. During a Cash Sweep Event Period (other than a Cash Sweep Event Period arising solely pursuant to a Major Tenant Trigger Event (as defined below)), all excess cash flow will be held as additional collateral for the State Farm Portfolio Loan Combination. During a Cash Sweep Event Period arising solely pursuant to a Major Tenant Trigger Event, all excess cash flow will be deposited into a leasing reserve account and will be available to pay for tenant improvements and leasing commissions incurred in connection with certain replacement leases.

A “Cash Sweep Event Period” will commence upon (i) an event of default, (ii) any bankruptcy action of the borrower, guarantor or manager, (iii) the debt service coverage ratio falling below 1.20x while the State Farm Portfolio Mezzanine Loan is outstanding or the

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 1 State Farm Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$128,000,000 71.0% 2.02x 9.5%

debt service coverage ratio falling below 1.50x after the State Farm Portfolio Mezzanine Loan is no longer outstanding (subject to certain rights of the borrower to post cash collateral to avoid the applicable cash sweep), (iv) if any individual property is self-managed, a felony indictment or an indictment for fraud of the guarantor or any director or officer of the borrower or guarantor, or if any individual property is managed by an affiliated manager, a felony indictment or an indictment for fraud of the affiliated manager or any director or officer of the affiliated manager, (v) the borrower fails to prepay, repay or defease the State Farm Portfolio Loan Combination on or before April 6, 2024 or (vi) a Major Tenant Trigger Event. A Cash Sweep Event Period will end, with respect to clause (i) above, upon the cure of the event of default, with respect to clause (ii) above, when the bankruptcy action has been discharged, stayed or dismissed, with respect to clause (iii) above, when the debt service coverage ratio is greater than 1.25x if the State Farm Portfolio Mezzanine Loan is outstanding and 1.55x if the State Farm Portfolio Mezzanine Loan is no longer outstanding for two consecutive quarters, with respect to clause (iv) above, when the borrower engages a qualified manager or replaces the manager with a qualified manager and with respect to clause (vi) above, when the Major Tenant Trigger Event has been cured.

A “Major Tenant Trigger Event” will commence (i) if any Major Tenant (as defined below) gives notice of its intention to terminate or not extend or renew any of its leases, (ii) if any Major Tenant fails to extend or renew any of its leases twelve months prior to the then applicable expiration date, (iii) if any Major Tenant fails to notify the borrower of its election to extend or renew any of its leases on a timely basis, (iv) if an event of default under any Major Tenant’s lease has occurred, (v) if a Major Tenant or any guarantor of a Major Tenant’s lease becomes insolvent or a debtor in any bankruptcy action, or (vi) if any Major Tenant lease is terminated or is no longer in full force and effect. However, (A) no Major Tenant Trigger Event occurs solely as a result of any of the events described in clauses (i) through (iii) above relating to the Greeley South State Farm Office property or the Greeley North State Farm Office property, as applicable, and (B) in the event that State Farm is no longer liable or responsible for any tenant obligations under any lease relating to the Greeley South State Farm Office property or the Greeley North State Farm Office property, as applicable, no Major Tenant Trigger Event occurs solely as a result of any of the events described in clauses (iv) through (vi) above. A Major Tenant Trigger Event will end, with respect to clause (i) above, when either (a) the applicable Major Tenant has unconditionally revoked or rescinded all termination or cancellation notices with respect to the applicable lease, has re-affirmed the applicable lease as being in full force and effect and is paying full unabated rent under the applicable lease, (b) the applicable Major Tenant has entered into an extension satisfying certain conditions set forth in the loan documents with respect to all of the space demised under the applicable lease and certain conditions set forth in the loan documents relating thereto have been satisfied, or (c) the Re-Tenanting Criteria (as defined below) has been satisfied with respect to the applicable space, with respect to clause (ii) or (iii) above, either (a) the applicable Major Tenant has entered into an extension with respect to all of the space demised under the applicable lease and certain conditions set forth in the loan documents relating thereto have been satisfied, or (b) the Re-Tenanting Criteria has been satisfied with respect to the applicable space, with respect to clause (iv) above, when the event of default has been cured, with respect to clause (v) above, when the applicable lease is affirmed and the applicable Major Tenant is open for business and paying full rent or the bankruptcy action of the applicable lease guarantor is discharged or dismissed and such bankruptcy does not have a material adverse effect on the lease guarantor’s ability to perform its obligations, and with respect to clause (vi) above, when the Re-Tenanting Criteria has been satisfied with respect to the applicable space.

“Re-Tenanting Criteria” means (i) certain conditions set forth in the loan documents with respect to re-leasing have been satisfied with respect to all of the applicable space, or (ii) (A) in the event that a Major Tenant Trigger Event exists with respect to fewer than all of the properties, the occupancy rate at each individual property is not less than 90.0%, and (B) the debt service coverage ratio based upon the trailing twelve month period immediately preceding the date of such determination is greater than certain debt service coverage ratio benchmarks specified in the loan documents.

“Major Tenant” means, with respect to any individual property, (i) State Farm, and/or (ii) any tenant that occupies 25.0% or more of the respective individual property’s net rentable area or pays 25.0% or more of the respective individual property’s base rent.

Initial Reserves. None.

Ongoing Reserves. On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, (ii) 1/12 of the estimated insurance premiums, (iii) 1/12 of $1 PSF of each individual property for TI/LC reserves and (iv) 1/12 of $0.25 PSF of each individual property for replacement reserves, provided that, with respect to any individual property then leased to State Farm, no ongoing reserves are required if the following conditions are met: with respect to reserves for taxes, insurance premiums and replacements, (a) no event of default under the applicable State Farm lease has occurred and is continuing and such State Farm lease is in full force and effect, (b) neither State Farm nor any lease guarantor under the applicable State Farm lease is insolvent or a debtor in any bankruptcy action, (c) State Farm is obligated under the terms of its lease to pay taxes, maintain insurance, and maintain such individual property, as applicable, and is doing so on a timely basis, and (d) State Farm is performing such obligations in a timely manner under its State Farm lease and the borrower timely provides to lender evidence of such performance, and with respect to TI/LC reserves, (a) no event of default under the applicable State Farm lease has occurred and is continuing and such State Farm lease is in full force and effect and (b) neither State Farm nor any lease guarantor under the applicable State Farm lease is insolvent or a debtor in any bankruptcy action. In addition, in the event each of the lender and the lender under the State Farm Portfolio Mezzanine Loan (as defined below) permit the borrower to accept the Base Rent Prepayment, the borrower is required to

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 1 State Farm Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$128,000,000 71.0% 2.02x 9.5%

deposit the Base Rent Prepayment into a reserve. A portion of the funds on deposit in such reserve in an amount equal to (i) up to and including April 6, 2017, the monthly base rent due under the State Farm leases, and (ii) thereafter, monthly debt service with respect to the loan, will be released on each monthly payment date and deposited into the cash management account.

Current Mezzanine or Subordinate Indebtedness. In conjunction with the State Farm Portfolio Loan Combination, a mezzanine loan (the “State Farm Portfolio Mezzanine Loan”) was made in the amount of $86.0 million, which is secured by a pledge of the equity interests in the borrower. The State Farm Portfolio Mezzanine Loan is currently owned by third party fund investors. The State Farm Portfolio Mezzanine Loan has an initial maturity date of April 6, 2015, a first extended maturity date of April 6, 2016, and a second extended maturity date of April 6, 2017 and requires payments of interest only at a rate of 7.0000% through the last day of the interest period relating to the initial maturity date, 8.0000% through the last day of the interest period relating to the first extended maturity date, and 9.0000% thereafter. On and after August 6, 2014, the State Farm Portfolio Mezzanine Loan may be prepaid, in whole or in part and without any prepayment fee or premium, subject to certain conditions set forth in the mezzanine loan documents.

Future Mezzanine or Subordinate Indebtedness Permitted. None permitted.

Partial Release. So long as no event of default has occurred and remains outstanding, the borrower has the right to (1) at any time after the defeasance lockout period, but upon 60 days’ notice, obtain a release of an individual property upon the defeasance by the borrower of a portion of the State Farm Portfolio Loan Combination equal to 110.0% of the allocated loan amount of such individual property (or, in the case of the Greeley North State Farm Office property, 100.0% of the allocated loan amount), and (2) in the event all notes comprising the State Farm Portfolio Loan Combination have not been securitized by the fourth anniversary of the first monthly payment date of the State Farm Portfolio Loan Combination, obtain a release of an individual property with a yield maintenance charge and the prepayment by the borrower of a portion of the State Farm Portfolio Loan Combination equal to 110.0% of the allocated loan amount of such individual property (or, in the case of the Greeley North State Farm Office property, 100.0% of the allocated loan amount). Each of (1) or (2) in the previous sentence is subject to certain conditions set forth in the loan documents, including: (i) the aggregate release amount of all individual properties released does not exceed 25.0% of the original State Farm Portfolio Loan Combination amount (unless the entire State Farm Portfolio Loan Combination is defeased or prepaid), (ii) the debt service coverage ratio after such release is no less than the greater of (A) the debt service coverage ratio at closing of the State Farm Portfolio Loan Combination and (B) the debt service coverage ratio immediately prior to such release, (iii) the debt yield after such release is no less than the greater of (A) the debt yield at closing of the State Farm Portfolio Loan Combination and (B) the debt yield immediately prior to such release, and (iv) the LTV after such release is no greater than the lesser of (A) the LTV at closing of the State Farm Portfolio Loan Combination and (B) the LTV immediately prior to such release. In addition, the borrower has the right after the occurrence of the scheduled expiration date of the State Farm lease relating to the Greeley North State Farm Office property to obtain a release of the Greeley North State Farm Office property upon satisfaction of certain conditions set forth in the loan documents, including a prepayment of 100.0% of the allocated loan amount without defeasance or prepayment fee or premium. The borrower also has the right, without defeasance or prepayment fee or premium, to obtain the release of certain unimproved outparcels upon satisfaction of certain conditions set forth in the loan documents.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 1 State Farm Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$128,000,000 71.0% 2.02x 9.5%

CANADA
MEXICO
Minneapolis
Chicago
Detroit
Buffalo
Albany
Cleveland
Pittsburgh
New York
Philadelphia
Baltimore
Washington DC
Richmond
Denver
Colorado Springs
Kansas City
Wichita
St Louis
Omaha
Des Moines
Indianapolis
Columbus
Cincinnati
Lexington
Nashville
Memphis
Little Rock
Oklahoma City
Albuquerque
Las Cruces
Tucson
Charlotte
Atlanta
Fort Worth
Dallas
Shreveport
Jackson
Austin
Houston
San Antonio
New Orleans
Tampa
Orlando
Miami
Gulf of Mexico
ATLANTIC OCEAN
Bismarck
Fargo
Rapid City
Casper
Milwaukee
Toledo
MT
ND
SD
WY
NE
IA
MN
WI
MI
OH
IN
IL
KS
MO
CO
UT
AZ
NM
OK
AR
TX
LA
MS
AL
GA
SC
NC
TN
KY
WV
VA
PA
NY
FL
1
2
3
4
5
6
7
8
9
10
11
12
13
14

STATE FARM PORTFOLIO

	Property Name	Address	City	State	Zip Code
1	Charlottesville State Farm Office	1500 State Farm Boulevard	Charlottesville	VA	22909
2	Murfreesboro State Farm Office	2500 Memorial Boulevard	Murfreesboro	TN	37131
3	Ballston Spa State Farm Office	100 State Farm Place	Malta	NY	12020
4	Birmingham State Farm Office	100 State Farm Parkway	Birmingham	AL	35209
5	Tulsa State Farm Office	12222 State Farm Boulevard	Tulsa	OK	74146
6	Columbia State Farm Office	4700 South Providence Road	Columbia	MO	65203
7	Jacksonville State Farm Office	8001 Baymeadows Way	Jacksonville	FL	32256
8	Lincoln North State Farm Office	222 South 84th Street	Lincoln	NE	68510
9	Greeley Central State Farm Office	1555 Promontory Circle	Greeley	CO	80634
10	New Albany State Farm Office	5400 New Albany Road East	New Albany	OH	43054
11	Lincoln South State Farm Office	500 South 84th Street	Lincoln	NE	68510
12	Greeley South State Farm Office	1555 Promontory Circle	Greeley	CO	80634
13	Kalamazoo State Farm Office	5564 Portage Road	Portage	MI	49002
14	Greeley North State Farm Office	1555 Promontory Circle	Greeley	CO	80634

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

(THIS PAGE INTENTIONALLY LEFT BLANK)

597 Fifth Avenue New York, NY 10017	Collateral Asset Summary – Loan No. 2 597 Fifth Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$105,000,000 58.3% 1.41x 7.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

597 Fifth Avenue New York, NY 10017	Collateral Asset Summary – Loan No. 2 597 Fifth Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$105,000,000 58.3% 1.41x 7.0%

Mortgage Loan Information
Loan Seller:	UBSRES
Loan Purpose:	Refinance
Sponsor:	Joseph J. Sitt
Borrower:	597 Scribner LLC
Original Balance:	$105,000,000
Cut-off Date Balance:	$105,000,000
% by Initial UPB:	8.2%
Interest Rate:	4.7091%
Payment Date:	6th of each month
First Payment Date:	July 6, 2014
Maturity Date:	June 6, 2024
Amortization:	Interest Only
Additional Debt(1):	$10,000,000 Senior Mezzanine Loan; $25,000,000 Junior Mezzanine Loan; Future Mezzanine Debt Permitted
Call Protection(2):	L(25), D(88), O(7)
Lockbox / Cash Management:	Hard / Springing

Reserves(3)
	Initial	Monthly
Taxes:	$560,716	$84,957
Insurance:	$0	Springing
Replacement:	$0	$1,667
TI/LC:	$0	$6,669
Debt Service:	$1,200,000	$0
Major Tenant TI/LC:	$0	Springing
Sephora Shortfall:	$0	Springing

Financial Information
	Mortgage Loan	Total Debt
Cut-off Date Balance / Sq. Ft.:	$1,312	$1,749
Balloon Balance / Sq. Ft.:	$1,312	$1,749
Cut-off Date LTV:	58.3%	77.8%
Balloon LTV:	58.3%	77.8%
Underwritten NOI DSCR:	1.47x	0.90x
Underwritten NCF DSCR:	1.41x	0.86x
Underwritten NOI Debt Yield:	7.0%	5.3%
Underwritten NCF Debt Yield:	6.7%	5.0%
Underwritten NOI Debt Yield at Balloon:	7.0%	5.3%
Underwritten NCF Debt Yield at Balloon:	6.7%	5.0%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Retail / Office
Collateral:	Fee Simple
Location:	New York, NY
Year Built / Renovated:	1913, 1920 / NAP
Total Sq. Ft.:	80,032
Property Management:	Thor Management Company LLC
Underwritten NOI(4):	$7,367,013
Underwritten NCF:	$7,059,263
“As-is” Appraised Value:	$180,000,000
“As-is” Appraisal Date:	May 1, 2014
“Prospective As-is” Appraised Value(5):	$260,000,000
“Prospective As-is” Appraisal Date:	May 1, 2018

Historical NOI
Most Recent NOI(4):	$3,158,760 (T-12 March 31, 2014)
2013 NOI:	$3,170,657 (December 31, 2013)
2012 NOI:	$3,444,858 (December 31, 2012)
2011 NOI:	NAV

Historical Occupancy
Most Recent Occupancy:	51.5% (April 30, 2014)
2013 Occupancy:	73.7% (December 31, 2013)
2012 Occupancy:	80.7% (December 31, 2012)
2011 Occupancy:	NAV
(1)	See “Current Mezzanine or Subordinate Indebtedness” and “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
(2)	Partial defeasance is permitted. See “Office Condominium Release” herein.
(3)	See “Initial Reserves” and “Ongoing Reserves” herein.
(4)	The increase in the Underwritten NOI versus the Most Recent NOI is primarily attributable to a rent step for Sephora USA totaling $4,970,946 effective July 1, 2014.
(5)	The “Prospective As-is” LTV is 40.4% based on the retail spaces of 597 Fifth Avenue and 3 East 48th Street being combined into a single retail space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

597 Fifth Avenue New York, NY 10017	Collateral Asset Summary – Loan No. 2 597 Fifth Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$105,000,000 58.3% 1.41x 7.0%

Tenant Summary(1)

Retail Tenants	Ratings (Fitch/Moody’s/S&P)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF(2)	% of Total U/W Base Rent(2)	Lease Expiration
Sephora USA	NR/NR/NR	12,229	15.3%	$613.30	80.4%	6/30/2016
PJ Moran’s	NR/NR/NR	3,430	4.3%	$97.96	3.6%	6/30/2016
Total Retail Tenants		15,659	19.6%	$500.42	84.0%

Office Tenants		25,561	31.9%	$58.36	16.0%
Total Occupied Collateral		41,220	51.5%	$226.29	100.0%
Vacant		38,812	48.5%
Total		80,032	100.0%

(1)	Based on the rent roll dated April 30, 2014.
(2)	U/W Base Rent PSF and % of Total U/W Base Rent include contractual rent steps through July 1, 2014.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	1	5,864	7.3%	5,864	7.3%	$66.00	4.1%	4.1%
2015	1	5,864	7.3%	11,728	14.7%	$74.00	4.7%	8.8%
2016	3	21,371	26.7%	33,099	41.4%	$378.29	86.7%	95.5%
2017	1	8,121	10.1%	41,220	51.5%	$52.00	4.5%	100.0%
2018	0	0	0.0%	41,220	51.5%	$0.00	0.0%	100.0%
2019	0	0	0.0%	41,220	51.5%	$0.00	0.0%	100.0%
2020	0	0	0.0%	41,220	51.5%	$0.00	0.0%	100.0%
2021	0	0	0.0%	41,220	51.5%	$0.00	0.0%	100.0%
2022	0	0	0.0%	41,220	51.5%	$0.00	0.0%	100.0%
2023	0	0	0.0%	41,220	51.5%	$0.00	0.0%	100.0%
2024	0	0	0.0%	41,220	51.5%	$0.00	0.0%	100.0%
Thereafter	0	0	0.0%	41,220	51.5%	$0.00	0.0%	100.0%
Vacant	NAP	38,812	48.5%	80,032	100.0%	NAP	NAP
Total / Wtd. Avg.	6	80,032	100.0%			$226.29	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the stacking plan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

597 Fifth Avenue New York, NY 10017	Collateral Asset Summary – Loan No. 2 597 Fifth Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$105,000,000 58.3% 1.41x 7.0%

The Loan. The 597 Fifth Avenue loan (the “597 Fifth Avenue Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in two mixed use retail and office buildings totaling 80,032 sq. ft., which are located at 597 Fifth Avenue and 3 East 48th Street in New York, New York (the “597 Fifth Avenue Property”) with an original principal balance of $105.0 million. The 597 Fifth Avenue Loan has a 10-year term and is interest only. The 597 Fifth Avenue Loan accrues interest at a fixed rate equal to 4.7091% and has a cut-off date balance of $105.0 million. 597 Fifth Avenue Loan proceeds, along with $35.0 million in mezzanine financing, were used to retire existing debt of approximately $112.6 million, fund upfront reserves of approximately $1.8 million, pay closing costs of approximately $1.8 million and return equity to the borrower of approximately $23.8 million. Based on the “As-is” appraised value of $180.0 million as of May 1, 2014, the cut-off date LTV ratio is 58.3%. Based on the “Prospective As-is” appraised value of $260.0 million as of May 1, 2018, the “Prospective As-is” LTV ratio is 40.4%. The most recent prior financing of the 597 Fifth Avenue Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$105,000,000	75.0%	Loan Payoff	$112,645,468	80.5%
Junior Mezzanine Loan	$25,000,000	17.9%	Reserves	$1,760,716	1.3%
Senior Mezzanine Loan	$10,000,000	7.1%	Closing Costs	$1,807,306	1.3%
			Return of Equity	$23,786,510	17.0%
Total Sources	$140,000,000	100.0%	Total Uses	$140,000,000	100.0%

The Borrower / Sponsor. The borrower, 597 Scribner LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsor of the borrower and the nonrecourse carve-out guarantor is Joseph J. Sitt (the “Sponsor”). The Sponsor is the founder and chief executive officer of Thor Equities LLC (“Thor”), a real estate investment and management company. Thor is a national commercial real estate development and redevelopment company that specializes in urban real estate projects and public/private partnerships in the United States and abroad. Headquartered in New York, Thor employs 79 real estate professionals and additional property management employees located in satellite offices throughout the United States. The Sponsor began acquiring real estate in the mid-1980s in urban in-fill locations with a strategy to redevelop and reposition assets to cater to the needs of the surrounding community. Thor targets value-added investments in shopping centers, malls, and mixed-use urban projects in major markets. Thor and two affiliated Thor Urban Property Funds have raised approximately $1.0 billion in equity to invest in commercial real estate. Thor and affiliates collectively hold a retail, office, hotel and residential portfolio comprising more than 15.0 million sq. ft.

The Property. The 597 Fifth Avenue Property incorporates two buildings under the addresses 597 Fifth Avenue, built in 1913, and 3 East 48th Street, built in 1920, totaling 80,032 sq. ft. The building located at 597 Fifth Avenue, also known as the Scribner Building, is a 12-story retail and office building with approximately 53 feet of frontage on Fifth Avenue consisting of 67,128 sq. ft. including 12,229 sq. ft. of retail space and 54,899 sq. ft. of office space. The 597 Fifth Avenue building is located on Fifth Avenue between 48th Street and 49th Street in Manhattan. The building located at 3 East 48th Street is a 25-foot wide, six-story retail and office building consisting of 12,904 sq. ft., including 3,430 sq. ft. of retail space and 9,474 sq. ft. of office space. The 3 East 48th Street building is located on the north side of East 48th Street, approximately 100 feet east of Fifth Avenue and adjacent to the rear of the 597 Fifth Avenue building. As of the April 30, 2014 rent roll, the 597 Fifth Avenue Property was 51.5% occupied.

Both of the buildings making up the 597 Fifth Avenue Property include ground floor retail space at grade level and the Sponsor has indicated that it intends to combine these to create a large retail footprint with approximately 53 feet of frontage on Fifth Avenue. According to the appraisal, the market rent for the ground floor retail space at 3 East 48th Street is approximately $225 PSF, versus an in-place U/W base rent of $97.96 PSF for that space. According to the appraisal, upon combination of the ground floor retail spaces, the market rent for the ground floor retail space at 3 East 48th Street would increase to $1,000 PSF. The Sponsor has executed lease renewals and extensions with both Sephora USA and PJ Moran’s that include landlord termination options upon four and two months’ notice, respectively. These options give the Sponsor the opportunity to offer a 6,622 sq. ft. ground floor retail presence with 9,037 sq. ft. of basement, mezzanine and balcony retail space with frontage on Fifth Avenue and 48th Street prior to existing lease expiration dates. Additionally, as of April 30, 2014, the 597 Fifth Avenue Property office space is 39.7% occupied, versus a market occupancy rate of 91.7% per the appraiser.

Environmental Matters. The Phase I environmental report dated May 9, 2014 recommended the development and implementation of an asbestos operation and maintenance plan at the 597 Fifth Avenue Property, which is already in place.

The Market. The 597 Fifth Avenue Property is located in Midtown Manhattan on the northeast corner of East 48th Street and Fifth Avenue. Midtown Manhattan is a retail center with one of the largest selections of merchandise in the world. Upscale retail is located primarily along upper Fifth Avenue. Some of the area’s most renowned shopping is found at Saks Fifth Avenue, Cartier, Tiffany & Co., Louis Vuitton, Gucci, Prada, Chanel, Christian Dior, and Gianni Versace. According to the appraiser, the 597 Fifth Avenue Property is

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

597 Fifth Avenue New York, NY 10017	Collateral Asset Summary – Loan No. 2 597 Fifth Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$105,000,000 58.3% 1.41x 7.0%

located within the boundaries of the Plaza District. The Plaza District is generally bound by 47th Street to the south and 65th Street to the north, and from Avenue of the Americas to the west to Lexington Avenue to the east. Fortune 500 companies in the Plaza District include J.P. Morgan Chase & Co., Citigroup, MetLife, Hess, News Corp., Colgate-Palmolive, BlackRock, and Polo Ralph Lauren. The 597 Fifth Avenue Property is accessible from Grand Central Station featuring the 4, 5, 6, S and 7 subway lines, located a few blocks away and the Rockefeller Center subway station featuring the B, D, F and M lines, located two blocks away.

According to a market research report, the 597 Fifth Avenue Property is located in the Plaza District Class B office submarket. The Plaza District Class B office submarket contains approximately 7.7 million sq. ft. with 169 buildings. As of Q1 2014, the overall vacancy rate for the Plaza District Class B office submarket was 8.0% and the average rental rate was $59.65 PSF. The appraiser identified eight office buildings directly competitive with the office portion of the 597 Fifth Avenue Property. These eight office competitive buildings totaled 622,785 sq. ft., had an average occupancy rate of 91.7% and direct asking rents ranging from $50.00 to $75.00 PSF.

Summary of Comparable Office Properties(1)
Name	Distance from Subject	Direct Asking Rent (PSF)	Year Built	Total Office Occupancy		Size (Sq. Ft.)
597 Fifth Avenue Property	-	NAV	1913, 1920	39.7%	(2)	64,373	(2)
592 Fifth Avenue	<0.1 miles	$50.00	1939	84.0%		49,665
608 Fifth Avenue	<0.1 miles	NAV	1931	100.0%		105,290
One East 52nd Street	0.2 miles	NAV	1932	100.0%		52,500
610 Fifth Avenue	<0.1 miles	$70.00	1933	93.0%		82,448
720 Fifth Avenue	0.4 miles	$75.00	1953	90.7%		90,723
724 Fifth Avenue	0.4 miles	$70.00	1921	60.0%		54,000
509 Madison Avenue	0.3 miles	$65.00	1929	92.9%		109,559
598 Madison Avenue	0.6 miles	NAV	1920	100.0%		78,600
(1)	Source: Appraisal
(2)	Based on the rent roll dated April 30, 2014.

According to a market research report, the 597 Fifth Avenue Property is located in the Lower Fifth Avenue retail submarket, just south of the Upper Fifth Avenue retail submarket, which is defined as Fifth Avenue between 49th Street and 60th Street. The 597 Fifth Avenue Property is located on Fifth Avenue between 48th Street and 49th Street. As of Q1 2014, the Upper Fifth Avenue and Lower Fifth Avenue retail submarkets had average asking rents of $2,618 PSF and $1,057 PSF and vacancy rates of 7.4% and 26.2%, respectively.

Summary of Comparable Retail Leases(1)
Name	Cross Streets	Tenant	Average Base Rent (PSF)	Ground Level Base Rent (PSF)	Term (Years)	Total Size (Sq. Ft.)		Ground Level Size (Sq. Ft.)
597 Fifth Avenue Property	48th, 49th	Sephora USA/PJ Moran’s(2)	$500(2)	NAV	NAP	15,659	(2)	6,622
585 Fifth Avenue	47th, 48th	LFX Diamond	$333	$1,200	15	6,000		1,500
645 Fifth Avenue	51st, 52nd	Furla	$1,565	$3,000	15	2,300		1,200
608 Fifth Avenue	48th, 49th	Top Shop	$339	$1,156	8	44,287		10,172
587 Fifth Avenue	47th, 48th	Karen Millen	$587	$954	12	5,367		3,303
560 Fifth Avenue	45th, 46th	Oakley	$346	$1,150	10	8,100		2,100
711 Fifth Avenue	55th, 56th	Ralph Lauren	$546	$2,328	10	45,814		8,735
693 Fifth Avenue	54th, 55th	Valentino	$866	$2,850	16	19,058		5,000
651 Fifth Avenue	51st, 52nd	Cartier	$363	$2,000	10	55,000		9,166
600 Fifth Avenue	48th, 49th	Aritzia	$562	$1,150	10	14,244		6,620
589 Fifth Avenue	48th, 49th	H&M	$226	$1,150	10	55,700		7,000
(1)	Source: Appraisal
(2)	Based on the rent roll dated April 30, 2014.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

597 Fifth Avenue New York, NY 10017	Collateral Asset Summary – Loan No. 2 597 Fifth Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$105,000,000 58.3% 1.41x 7.0%

Cash Flow Analysis.

Cash Flow Analysis
	2012	2013	T-12 3/31/2014	U/W	U/W PSF
Base Rent(1)	$5,146,532	$4,962,783	$4,946,983	$9,327,698	$116.55
Value of Vacant Space	0	0	0	2,292,656	28.65
Gross Potential Rent	$5,146,532	$4,962,783	$4,946,983	$11,620,354	$145.20
Total Recoveries	352,139	268,693	275,963	206,695	2.58
Total Other Income	0	6,145	4,355	4,455	0.06
Less: Vacancy(2)	0	0	0	(2,292,656)	(28.65)
Effective Gross Income	$5,498,671	$5,237,621	$5,227,301	$9,538,848	$119.19
Total Operating Expenses	2,053,813	2,066,964	2,068,541	2,171,835	27.14
Net Operating Income	$3,444,858	$3,170,657	$3,158,760	$7,367,013	$92.05
TI/LC	0	0	0	291,744	3.65
Capital Expenditures	0	0	0	16,006	0.20
Net Cash Flow	$3,444,858	$3,170,657	$3,158,760	$7,059,263	$88.21
(1)	U/W Base Rent includes a contractual rent step for Sephora USA through July 1, 2014 totaling $4,970,946.
(2)	U/W Vacancy represents 19.4% of gross income.

Property Management. The 597 Fifth Avenue Property is managed by Thor Management Company LLC, a borrower affiliate.

Lockbox / Cash Management. The 597 Fifth Avenue Loan is structured with a hard lockbox and springing cash management. The borrower was required to send tenant direction letters to all tenants instructing them to deposit all rents and other payments into the lockbox account controlled by the lender. During a Cash Management Trigger Event Period (as defined below), all funds in the lockbox account will be swept on each business day to a cash management account under the control of the lender and disbursed during each interest period of the 597 Fifth Avenue Loan term in accordance with the loan documents. Further, during a Cash Sweep Event Period (as defined below), excess cash flow will be swept into a lender controlled account and held as additional collateral for the 597 Fifth Avenue Loan. Should such Cash Sweep Event Period be caused by a Major Tenant Trigger Event (as defined below), all excess cash flow will be instead swept into a major tenant TI/LC reserve fund and deposited with lender for tenant improvements, tenant allowances and leasing commissions.

A “Cash Management Trigger Event Period” will commence upon the occurrence of (i) an event of default, (ii) a bankruptcy action involving borrower, guarantor or property manager, (iii) the debt service coverage ratio falling below 1.20x on a trailing twelve month basis, (iv) a Major Tenant Trigger Event (as defined below), or (v) a Third Party Manager Trigger Event (as defined below). A Cash Management Trigger Event Period will end upon: (a) with regards to clause (i) above, the cure of the event of default; (b) with regards to clause (ii) above, the applicable bankruptcy action being discharged, stayed or dismissed on a timely basis or, in the case of a property manager bankruptcy, the property manager being replaced; (c) with regards to clause (iii) above, the debt service coverage ratio being greater than 1.20x based on the trailing twelve month period for two consecutive quarters; (d) with regards to clause (iv) above, the Major Tenant Trigger Event is cured in accordance with the loan documents; or (e) with regards to clause (v) above, the Third Party Manager Trigger Event is cured in accordance with the loan documents.

A “Cash Sweep Event Period” will commence upon the occurrence of (i) an event of default, (ii) a bankruptcy action involving borrower, guarantor or property manager, (iii) the debt service coverage ratio falling below 1.15x on a trailing twelve month basis, (iv) a Major Tenant Trigger Event, or (v) a Third Party Manager Trigger Event. A Cash Sweep Event Period will end upon: (a) with regards to clause (i) above, the cure of the event of default; (b) with regards to clause (ii) above, the applicable bankruptcy action being discharged, stayed or dismissed on a timely basis or, in the case of a property manager bankruptcy, the property manager being replaced; (c) with regards to clause (iii) above, the debt service coverage ratio being greater than 1.15x based on the trailing twelve month period for two consecutive quarters; (d) with regards to clause (iv) above, the Major Tenant Trigger Event is cured in accordance with the loan documents; or (e) with regards to clause (v) above, the Third Party Manager Trigger Event is cured in accordance with the loan documents.

A “Major Tenant Trigger Event” will exist upon (i) a Major Tenant (as defined below) giving notice of its intention to terminate or not extend its lease, (ii) a Major Tenant not extending or renewing its lease prior to one year before its expiration date, (iii) a Major Tenant not extending or renewing its lease on or prior to the date set forth in such lease for the exercise of such renewal or extension, (iv) an event of default beyond applicable notice and cure periods with respect to a material obligation under any lease with a Major Tenant, (v) a Major Tenant or its lease guarantor becoming insolvent or a debtor in a bankruptcy action and the applicable lease has not been

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

597 Fifth Avenue New York, NY 10017	Collateral Asset Summary – Loan No. 2 597 Fifth Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$105,000,000 58.3% 1.41x 7.0%

affirmed in the applicable proceeding related to such bankruptcy action, (vi) any lease with a Major Tenant being terminated or no longer being in full force or effect, or (vii) a Major Tenant going dark, vacating, ceasing to occupy or discontinuing its operations at the 597 Fifth Avenue Property. A Major Tenant Trigger Event will end upon the debt service coverage ratio being greater than 1.45x based on a trailing twelve month basis for two consecutive quarters and the debt service coverage ratio including both mezzanine loans is greater than 1.05x based on a trailing twelve month basis for two consecutive quarters, or in regards to clause (i) above, the Major Tenant has revoked all notices of its intent to vacate, in regards to clause (ii) or clause (iii) above, the Major Tenant has entered into a renewal or all of its leased premises in accordance with the requirements of the loan documents, in regards to clause (iv) above, the event of default has been cured, in regards to clause (v) above, the lease has been affirmed in the bankruptcy proceeding, provided that the Major Tenant is open for business and paying full rent, and in regards to clause (vi) above, the premises has been re-leased in accordance with the requirements of the loan documents, and with regard to clause (vii) above, the Major Tenant has resumed operations at the 597 Fifth Avenue Property in a manner reasonably acceptable to Lender.

“Major Tenant” means (i) any tenant occupying 30% or more of the retail space at the 597 Fifth Avenue Property, or (ii) following the expiration or earlier termination of the Sephora USA lease, any tenant that occupies 30% or more of the Sephora USA leased premises.

“Third Party Manager Trigger Event” occurs if (i) if the 597 Fifth Avenue Property is self-managed by the borrower or any of its affiliates, a felony indictment or an indictment for fraud of the guarantor or any director or officer of borrower or guarantor or (ii) if the 597 Fifth Avenue Property or any portion thereof is managed by an affiliated manager, a felony indictment or an indictment for fraud of such affiliated manager or any director of such affiliated manager unless the applicable officer or director is terminated by affiliated manager and thereafter has no control of the affiliated manager.

Initial Reserves. At closing, the borrower deposited (i) $560,716 into a tax reserve account and (ii) $1,200,000 into a debt service reserve account for debt service payment obligations.

Ongoing Reserves. On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $84,957 into a tax reserve account, (ii) 1/12 of the estimated annual insurance premiums unless the required insurance coverage is maintained under a blanket policy, (iii) $1,667 into a capital expenditure account subject to a cap of $60,024 and (iv) $6,669 into a TI/LC reserve account subject to a cap of $320,128.

With respect to the Sephora USA lease, the borrower will be permitted to exercise its termination right under the Sephora USA lease, provided the borrower has delivered to the lender the Sephora Shortfall Deposit (as defined below) to be held in the Sephora Shortfall reserve account. The borrower may provide a letter of credit in lieu of a cash deposit.

The “Sephora Shortfall Deposit” means an amount equal to the difference between (i) an amount equal to the sum of the aggregate debt service on the 597 Fifth Avenue Loan and 597 Fifth Avenue Mezzanine Loans (as defined below), the projected amounts required to be deposited into the reserve accounts and projected operating expenses that will payable during the 12-month period following the expiration or early termination of the Sephora USA lease, less (ii) the projected gross income from operations (excluding rents that would have been payable under the Sephora USA lease) and less any capital expenditures (other than any tenant improvements or leasing commissions) during the 12-month period following the expiration or early termination of the Sephora USA lease.

Current Mezzanine or Subordinate Indebtedness. In conjunction with the 597 Fifth Avenue Mortgage Loan, two mezzanine loans were made in the amount of $10.0 million and $25.0 million (the “597 Fifth Avenue Senior Mezzanine Loan”, the “597 Fifth Avenue Junior Mezzanine Loan” and collectively, the “597 Fifth Avenue Mezzanine Loans”), which are secured by a pledge of the equity interests in the borrower. The 597 Fifth Avenue Senior Mezzanine Loan is currently held by OP USA Debt Holdings II Limited Partnership. The 597 Fifth Avenue Senior Mezzanine Loan has a maturity date of June 6, 2024 and requires payments of interest only at a rate of 8.2500%. The 597 Fifth Avenue Junior Mezzanine Loan is currently held by SLG 597 Funding LLC. The 597 Fifth Avenue Junior Mezzanine Loan has a maturity date of June 6, 2024 and requires payments of interest only at a rate of 9.3000%.

Future Mezzanine or Subordinate Indebtedness Permitted. The borrower is permitted to obtain additional mezzanine financing provided, among other requirements as described in the loan documents: (i) the aggregate LTV ratio would be less than or equal to 78.0% and (ii) the aggregate debt service coverage ratio would be greater than or equal to 1.05x.

Renovation Work. The borrower intends to renovate the space currently occupied by PJ Moran’s as well as certain vacant space on the second floor of the 3 East 48th Street building (the “Renovation Work”). The Renovation Work is permitted under the loan documents subject to certain terms and conditions as set forth in the loan documents, including, without limitation, (i) lender’s review and approval (which approval is required not to be unreasonably withheld conditioned or delayed) of all plans, specifications, permits and governmental approvals, (ii) compliance with all applicable laws and (iii) lender’s receipt of (a) a completion guaranty reasonably acceptable to lender executed by the guarantor with respect to the Renovation Work, or (b) cash or a letter of credit acceptable to

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

597 Fifth Avenue New York, NY 10017	Collateral Asset Summary – Loan No. 2 597 Fifth Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$105,000,000 58.3% 1.41x 7.0%

lender in an amount equal to 125% of the estimated cost to complete the Renovation Work or (c) a bond on terms acceptable to lender from an issuer acceptable to lender with respect to the Renovation Work.

Air Rights Release. The borrower has the right to obtain the release of any air rights, including any related development rights pursuant to Section 12-10 of the New York City Zoning Resolution, related or appurtenant to the 597 Fifth Avenue Property (the “Air Rights Parcel”) in connection with the transfer of the Air Rights Parcel to another parcel which is not collateral for the 597 Fifth Avenue Loan or another person provided the following conditions are satisfied along with other conditions as identified in the loan documents: (i) borrower will provide lender with at least 30 days prior written notice of the transfer, (ii) no event of default has occurred and is continuing, (iii) borrower will deliver to lender an officer’s certificate certifying that the release of the Air Rights Parcel does not materially impair the utility and operation of the 597 Fifth Avenue Property, (iv) the Air Rights Parcel will be on market terms, as reasonably determined by lender, and the Air Rights Parcel, or another parcel if the Air Rights Parcel is transferred to another parcel, will be owned by a person other than the borrower, any affiliate of the borrower, a mezzanine lender, or any affiliate of a mezzanine lender, and (v) the LTV ratio at the date of the release is no greater than the LTV ratio at origination.

Office Condominium Release. After the prospective bifurcation of the 597 Fifth Avenue Property into a retail condominium and an office condominium, the loan documents permit the release of the office condominium after the lockout date in conjunction with the sale of the office condominium to a third party purchaser that is not an affiliate of the borrower in connection with the partial defeasance of the 597 Fifth Avenue Loan in the principal amount of (i) 120.0% of the portion of the allocated loan amount allocable to any portion of the 7th through 12th floors, in the case of an office condominium unit covering any of such floors, and (ii) 108.0% of the allocated loan amount allocable to the remainder of the office space, in the case of an office condominium unit covering any of such other office space; provided, among other requirements as described in the loan documents: (A) the borrower deposits the partial defeasance collateral into the defeasance collateral account, (B) the anticipated debt service coverage ratio for the 12 calendar months following such partial defeasance as projected by lender is equal to or greater than the debt service coverage ratio at origination, (C) the debt yield after the partial defeasance is greater than or equal to the debt yield at origination, (D) the LTV ratio after the partial defeasance is not greater than the LTV ratio at origination and (E) the lender has received rating agency confirmation.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

597 Fifth Avenue New York, NY 10017	Collateral Asset Summary – Loan No. 2 597 Fifth Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$105,000,000 58.3% 1.41x 7.0%

West New York
Union City
Hoboken
Jersey City
New York
MANHATTAN
QUEENS
BROOKLYN
Central Park
MIDTOWN
597 Fifth Avenue
597 Fifth Avenue
New York, NY 10017
Bryant Park

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

(THIS PAGE INTENTIONALLY LEFT BLANK)

63 West 38th Street New York, NY 10018	Collateral Asset Summary – Loan No. 3 Refinery Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 48.3% 1.70x 12.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

63 West 38th Street New York, NY 10018	Collateral Asset Summary – Loan No. 3 Refinery Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 48.3% 1.70x 12.4%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Recapitalization
Sponsor:	Raizada Shubindu Vaid; Jacob Aini
Borrower:	RSVP 38th Street Venture, LP
Original Balance:	$70,000,000
Cut-off Date Balance:	$70,000,000
% by Initial UPB:	5.4%
Interest Rate:	4.3300%
Payment Date:	6th of each month
First Payment Date:	August 6, 2014
Maturity Date:	July 6, 2024
Amortization:	300 months
Additional Debt:	None
Call Protection:	L(24), D(92), O(4)
Lockbox / Cash Management:	Hard / Springing

Reserves(1)
	Initial	Monthly
Taxes:	$70,373	$66,586
Insurance:	$44,970	$14,990
FF&E:	$0	At least 4.0% of prior month’s gross revenues
Litigation Reserve:	$200,000	$0

Financial Information
Cut-off Date Balance / Room:	$355,330
Balloon Balance / Room:	$259,143
Cut-off Date LTV(2):	48.3%
Balloon LTV:	35.2%
Underwritten NOI DSCR:	1.89x
Underwritten NCF DSCR:	1.70x
Underwritten NOI Debt Yield:	12.4%
Underwritten NCF Debt Yield:	11.2%
Underwritten NOI Debt Yield at Balloon:	17.0%
Underwritten NCF Debt Yield at Balloon:	15.3%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Full Service Hospitality
Collateral:	Fee Simple
Location:	New York, NY
Year Built / Renovated:	1912 / 2011-2013
Total Rooms:	197
Property Management:	Refinery NYC Mgmt LLC
Underwritten NOI:	$8,676,032
Underwritten NCF:	$7,807,759
“As-is” Appraised Value:	$145,000,000
“As-is” Appraisal Date:	May 1, 2014
“As Stabilized” Appraised Value(2):	$155,000,000
“As Stabilized” Appraisal Date(2):	May 1, 2016

Historical NOI
Most Recent NOI:	$8,683,884 (T-12 June 30, 2014)
2013 NOI(3):	NAP
2012 NOI:	NAP
2011 NOI:	NAP

Historical Occupancy
Most Recent Occupancy:	86.5% (June 30, 2014)
2013 Occupancy(3):	NAP
2012 Occupancy:	NAP
2011 Occupancy:	NAP
(1)	See “Initial Reserves” and “Ongoing Reserves” herein.
(2)	The “As Stabilized” Appraised Value assumes a stabilized ADR of $396.00 and a stabilized occupancy of 84.0%. Based on the Cut-off Date Balance of $70.0 million, the “As Stabilized” LTV ratio is 45.2%.
(3)	The Refinery Hotel Property opened in May 2013 and all 197 rooms were made available by September 2013, therefore full year 2013 NOI and 2013 Occupancy are not applicable.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

63 West 38th Street New York, NY 10018	Collateral Asset Summary – Loan No. 3 Refinery Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 48.3% 1.70x 12.4%

Historical Occupancy, ADR, RevPAR(1)(2)
	Refinery Hotel Property(3)			Competitive Set			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2013	64.9%	$338.89	$220.09	86.3%	$281.41	$242.82	75.3%	120.4%	90.6%
T-12 April 2014	71.8%	$322.34	$231.49	86.1%	$281.66	$242.41	83.4%	114.4%	95.5%
YTD April 2014	85.8%	$296.79	$254.76	81.4%	$246.00	$200.18	105.5%	120.6%	127.3%
(1)	Source: Hospitality research report.
(2)	The Refinery Hotel Property initially opened in May 2013 with 78 rooms available. All 197 rooms became available by September 2013. For more details, see “The Property” section herein.
(3)
The minor variances between the underwriting and the above table with respect to Occupancy, ADR and RevPAR at the Refinery Hotel Property are attributable to variances in reporting methodologies and/or timing differences.

The Loan. The Refinery Hotel loan (the “Refinery Hotel Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 197-room full service boutique hotel located at 68 West 38th Street in New York, New York (the “Refinery Hotel Property”) and has an original principal balance of $70.0 million. The Refinery Hotel Loan has a 10-year term and amortizes on a 25-year schedule. The Refinery Hotel Loan accrues interest at a fixed rate equal to 4.3300% and has a cut-off date balance of $70.0 million. Refinery Hotel Loan proceeds were used to pay off previous debt of approximately $18.6 million, fund upfront reserves of $315,342, pay closing costs of approximately $2.0 million and return approximately $49.0 million of equity to the sponsors. Based on an “As-is” appraised value of $145.0 million as of May 1, 2014, the cut-off date LTV ratio is 48.3% and the remaining implied equity is $75.0 million. Based on an “As Stabilized” appraised value of $155.0 million as of May 1, 2016 (assuming a stabilized ADR of $396.00 and a stabilized occupancy of 84.0%), the “As Stabilized” LTV ratio is 45.2%. The most recent prior financing of the Refinery Hotel Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$70,000,000	100.0%	Loan Payoff	$18,628,544	26.6%
			Reserves	$315,342	0.5%
			Closing Costs	$2,021,451	2.9%
			Recapitalization(1)	$49,034,663	70.0%
Total Sources	$70,000,000	100.0%	Total Uses	$70,000,000	100.0%
(1)
The sponsors purchased the Refinery Hotel Property in November 2009 for approximately $30.0 million and spent an additional approximately $59.4 million converting the Refinery Hotel Property into a luxury hotel.

The Borrower / Sponsor. The borrower, RSVP 38th Street Venture, LP, is a single purpose Delaware limited partnership structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsors of the borrower and nonrecourse carve-out guarantors are Raizada Shubindu Vaid and Jacob Aini, on a joint and several basis.

Raizada Shubindu Vaid is a global businessman with numerous holdings and franchises, and is the Chief Executive Officer of Fantasia World Inc., a costume jewelry company. In addition to his jewelry and retail business, Vaid owns or manages seven properties in the state of New York, six of which are in Manhattan.

Jacob Aini has been in the real estate business for over 25 years. He has owned seven retail properties in New York and has a portfolio of over 40 assets. In addition to his real estate assets, Aini operates Makari De Suise, a 10-year old European cosmetics brand that specializes in skin care products.

Broker Litigation. There is an action currently pending in New York State Supreme Court by a commercial real estate broker hired by a tenant seeking to lease space at the Refinery Hotel Property, against the borrower, sponsors, Charles Aini and the borrower’s previous lender. In connection with this action, the broker is alleging that the borrower, sponsors and Charles Aini are liable for breach of contract and various other allegations relating to the payment of leasing commissions in connection with leases at the Refinery Hotel Property and lost commissions on other properties. The plaintiff is seeking a total amount of $2,150,000, multiplied by three, plus interest and legal fees, together with a permanent injunction allocating rent for the first floor and roof space to the plaintiff. The $2,150,000 consists of $150,000 in commissions at the Refinery Hotel Property and $2,000,000 in potential lost commissions at other properties. The parties are currently engaged in discovery and settlement conferences. Upon review of the leasing agreement between the broker and the borrower, the estimated maximum exposure to the borrower is $200,000 (133% of the commissions the plaintiff claims relating to the Refinery Hotel Property), which amount was deposited into an upfront reserve to be used for any payments to the broker upon final settlement or judgment, or will be released to the borrower if the case is dismissed, provided that, in each case, no event of default is then continuing. The sponsors will indemnify the lender for any claims that are made in connection with this litigation

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

63 West 38th Street New York, NY 10018	Collateral Asset Summary – Loan No. 3 Refinery Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 48.3% 1.70x 12.4%

and are directly liable for any amounts required to be paid by the lender by virtue of being named as a party to the litigation or as a result of the borrower’s failure to pay any amounts relating to the litigation.

The Property. The Refinery Hotel Property is a 197-room, 13-story, boutique full service hotel located in the Fashion District within Manhattan, New York’s Midtown neighborhood. The Refinery Hotel Property is located two blocks directly south of Bryant Park, a few blocks southeast of Times Square, four blocks north of Herald Square, and lies in between Manhattan’s major transit hubs, Port Authority, Grand Central Station and Penn Station.

The Refinery Hotel Property was previously improved as a 12-story hat factory that was constructed in 1912 known as the Colony Arcade Building. The sponsors purchased the Refinery Hotel Property in November 2009 for approximately $30.0 million ($152,284 per room), and spent an additional $2.0 million for tenants to vacate. Subsequent to acquisition, the sponsors spent an additional $59.4 million ($453,579 per room) to renovate and convert the Refinery Hotel Property into a boutique hotel. The Refinery Hotel Property was subsequently gut renovated beginning in September 2011 and opened in May 2013 as the 13-story Refinery Hotel Property. At opening, there were initially 78 rooms available. All 197 rooms became available by September 2013. The 197 guestrooms are comprised of 96 king rooms, 34 double queen rooms, 56 double rooms and 11 ADA rooms. Room amenities include hardwood floors, walk-in rain showers, Wi-Fi internet service, iHome docking stations, LCD HD televisions and full cable.

Additional amenities at the Refinery Hotel Property include The Parker Quinn restaurant, Winnie’s Lobby Bar, the Refinery Rooftop Bar and Lounge, a fitness center and a business center. Each of the restaurants and bars can be used for private and semi-private event space. The Parker Quinn restaurant is located on the lobby level, with a direct entrance from West 39th Street in addition to access form the lobby. The restaurant is 5,616 sq. ft. and has 120 seats. Winnie’s Lobby Bar is located adjacent to the primary entrance and reception area, and consists of a small bar and lounge with 43 seats throughout 1,215 sq. ft. The bar offers live music several nights per week. The Refinery Rooftop is located on the 13th floor and has an outdoor terrace with a view of the Empire State Building, a bar area with a retractable glass roof, and a lounge area. The Refinery Rooftop totals approximately 4,790 sq. ft. and is used as an after-work and nighttime venue, as well as a private event space. In addition, the Refinery Hotel Property has approximately 630 sq. ft. of dedicated meeting space known as the Hatbox. The Hatbox is an industrial-style gallery space intended to be utilized for exhibits and pop-up shops. The management of the food and beverage outlets is leased out to third party operators.

Winnie’s Lobby Bar is leased through October 2027 with monthly base rent of $10,000 ($98.77 PSF annually) and 5% annual rent steps, plus percentage rent equal to 12.5% of gross sales above a breakpoint equal to base rent divided by the 12.5%. The Parker Quinn restaurant is leased through October 2027 with monthly base rent of $25,000 ($53.42 PSF annually) and 3% annual rent steps. The Refinery Rooftop is leased through October 2027 with monthly base rent of $25,000 ($62.63 PSF annually) and 3% annual rent-steps. The Hatbox typically rents for approximately $2,500 to $5,000 per month. All of the leases have one five-year renewal option and may be terminated by their tenants if the Refinery Hotel Property becomes subject to a union contract.

Based on operating statements provided by the borrower, since opening in May 2013, the Refinery Hotel Property has achieved an average occupancy rate of 83.2%, ADR of $322.37, and RevPAR of $269.87. Since all 197 rooms became available in September 2013, the Refinery Hotel Property has achieved an average occupancy rate of 86.1%, ADR of $341.64, and RevPAR of $294.63. The subsequent chart details the Refinery Hotel Property’s operating performance since opening:

Refinery Hotel Performance History(1)
	May-13	Jun-13	Jul-13	Aug-13	Sep-13	Oct-13	Nov-13	Dec-13	Jan-14	Feb-14	Mar-14	Apr-14	May-14
Occupancy	61.1%	75.6%	81.6%	88.5%	87.4%	85.1%	82.7%	82.3%	81.2%	84.7%	87.9%	91.4%	92.0%
ADR	$268.22	$302.49	$270.99	$274.39	$385.20	$396.86	$348.06	$377.73	$262.50	$277.80	$285.68	$359.74	$381.16
RevPAR	$163.89	$228.72	$221.18	$242.93	$336.51	$337.79	$287.75	$310.75	$213.14	$235.37	$251.00	$328.63	$350.71
(1) Source: Borrower provided monthly operating statements.

ICAP Tax Abatement: The Refinery Hotel Property is subject to a tax abatement program that began on March 24, 2014 and extends for 12 years through March 23, 2026. According to the ICAP tax abatement program, the tax liability is reduced by 100% of the exemption base amount (estimated by the appraiser to be $626,055) for the first eight years, and then the percent of the exemption base amount is reduced by 20% each year for four years. The tax abatement benefits will go into effect beginning with the 2015/2016 tax year through the 2026/2027 tax year.

Environmental Matters. The Phase I environmental report dated May 23, 2014 recommended the continued implementation of an asbestos operation and maintenance plan, which is already in place at the Refinery Hotel Property.

The Market. The Refinery Hotel Property is located in the Fashion District of Midtown Manhattan. The location provides excellent access to public transportation. The Refinery Hotel Property is within two blocks of the B, D, F, M and 7 lines at Bryant Park and the 4,

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

63 West 38th Street New York, NY 10018	Collateral Asset Summary – Loan No. 3 Refinery Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 48.3% 1.70x 12.4%

5, 6, S and 7 lines at Grand Central terminal, all of which provide transport to the majority of destinations in Manhattan as well as to the outer boroughs. The N, Q, R lines are located four blocks south of the Refinery Hotel Property at 34th Street or four blocks north at Times Square. Finally, the 1, 2, 3 and A, C, E lines are located seven blocks southwest of the Refinery Hotel Property at Penn Station, which offers linkage to commuter rails, including Amtrak, Long Island Rail Road and bus services. In addition to the array of subway and train lines, local buses traverse north on 6th Avenue, south on 5th and 7th Avenues, and cross town along 42nd Street, in both directions.

Hotel demand within the submarket is primarily driven by corporate and leisure bookings. Corporate bookings are attributable to a heavy concentration of surrounding office development and large employers. In 2013, commercial bookings within the competitive set ranged from 25.0% to 65.0% of total bookings, with a weighted average of 49.0%, compared to Refinery Hotel Property corporate bookings of 20%. Leisure bookings within the competitive set ranged from 20.0% to 65.0% of total bookings, with a weighted average of 36.1%, compared to Refinery Hotel Property leisure bookings of 70.0%. Major leisure attractions in the area include the Empire State Building, Broadway theaters, Madison Square Garden, Times Square, the New York Public Library and Bryant Park. Major high-end retailers in the larger Midtown area include Saks Fifth Avenue, Barney’s New York, Lord & Taylor and Macy’s.

As of February 2014, the New York City hotel market had an average of approximately 97,500 hotel rooms in active inventory. Year end 2013 occupancy for the New York City hotel market averaged 86.7%, a 0.8% increase over 2012, with an average daily rate of $285.87, a 3.1% increase over 2012. Per the appraisal, the primary competitive set for the Refinery Hotel Property consists of seven hotels ranging in size from 114 to 280 rooms, with weighted average 2013 Occupancy and ADR of 84.4% and $334.32, respectively. The subsequent chart presents primary competitors to the Refinery Hotel Property:

Primary Competitive Set(1)
Property	Rooms	Year Opened	Meeting Space (Sq. Ft.)	2013 Occupancy(2)	2013 ADR(2)	2013 RevPAR(2)
Refinery Hotel Property	197	2013	630	83.0%	$339.91	$281.79
Royalton Hotel	168	1988	0	88.0%	$335.00	$294.80
Morgans Hotel	114	1926	1,500	84.0%	$305.00	$256.20
Bryant Park Hotel	128	2001	1,815	85.0%	$350.00	$297.50
Ace Hotel	280	2009	3,700	87.0%	$320.00	$278.40
The NoMad	168	1903	1,100	75.0%	$425.00	$318.75
The Cassa Hotel	165	2010	3,150	85.0%	$250.00	$212.50
Gansevoort Park Hotel	249	2010	3,000	85.0%	$350.00	$297.50
Total / Wtd. Avg.(3)	1,272		14,265	84.4%	$334.32	$281.02
(1)	Source: Appraisal.
(2)	2013 Occupancy, 2013 ADR and 2013 RevPAR represent estimates from the appraiser.
(3)	Total / Wtd. Avg. excludes the Refinery Hotel Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

63 West 38th Street New York, NY 10018	Collateral Asset Summary – Loan No. 3 Refinery Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 48.3% 1.70x 12.4%

Cash Flow Analysis.

Cash Flow Analysis
	T-12 6/30/2014	U/W	U/W per Room
Occupancy	86.5%	86.5%
ADR	$332.85	$332.85
RevPAR	$288.00	$288.00

Room Revenue	$19,710,263	$20,708,765	$105,121
F&B Revenue(1)	218,692	65,225	331
Other Revenue	152,013	159,714	811
Lease Income(2)	604,000	773,125	3,924
Total Revenue	$20,684,969	$21,706,829	$110,187
Operating Expenses	5,139,072	5,393,470	27,378
Undistributed Expenses	4,775,753	5,017,688	25,470
Gross Operating Profit	$10,770,143	$11,295,672	$57,338
Management Fee	1,137,908	1,193,876	6,060
Total Fixed Charges	948,352	1,425,764	7,237
Net Operating Income	$8,683,884	$8,676,032	$44,041
FF&E	788,411	868,273	4,407
Net Cash Flow	$7,895,473	$7,807,759	$39,633
(1)
The F&B Revenue component is leased to a third party operator. The leases commenced in May 2013 but rent commenced in September 2013 upon the full opening of the Refinery Hotel Property. All of the leases contain rent steps in May of each year.

(2)	T-12 6/30/2014 Lease Income includes percentage rent paid from May 2013 to August 2013, and rent payments from September 2013 to June 2014.

Property Management. The Refinery Hotel Property is managed by Refinery NYC Mgmt LLC, a borrower affiliate. In addition to the management company, the sponsors engaged Highgate Hotels, L.P. as a consultant. Highgate Hotels, L.P. owns and operates over 40 hotels totaling more than 25,000 rooms through the United States, Canada, and Europe. Hotels operated include the Manhattan at Times Square Hotel and the Knickerbocker Hotel.

Lockbox / Cash Management. The Refinery Hotel Loan is structured with a hard lockbox and springing cash management. All rents and other payments are required to be deposited directly into a clearing account controlled by lender. Unless a Trigger Period (as defined herein) is ongoing, all amounts on deposit in the clearing account will be swept daily into the borrower’s account. During a Trigger Period, all amounts on deposit in the clearing account will be swept daily into an account controlled by the lender.

A “Trigger Period” will commence (i) upon an event of default or (ii) during a Low Debt Service Trigger (as defined herein).

A “Low Debt Service Trigger” will occur if the debt service coverage ratio for the trailing 12-month period is less than 1.15x on the last day of the calendar quarter and will cease to exist if the DSCR is at least 1.20x for two consecutive quarters.

Initial Reserves. At closing, the borrower deposited (i) $70,373 into a tax reserve account, (ii) $44,970 into an insurance reserve account and (iii) $200,000 into a litigation reserve to be held until the conclusion of the broker litigation (as described in “Broker Litigation” herein).

Ongoing Reserves. On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $66,586, into a tax reserve account, (ii) 1/12 of the estimated annual insurance premiums, which currently equates to $14,990, into an insurance reserve account and (iii) an amount equal to the greater of (a) 4.0% of the prior month’s gross revenues, (b) the then-current amount required by the management agreement into an FF&E reserve account and (c) the then-current amount required by any future franchise agreement.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

63 West 38th Street New York, NY 10018	Collateral Asset Summary – Loan No. 3 Refinery Hotel	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 48.3% 1.70x 12.4%

MIDTOWN
Refinery Hotel
63 West 38th Street
New York, NY 10018
MIDTOWN SOUTH
MURRAY HILL
KOREATOWN
Bryant Park
West New York
Union City
Hoboken
Jersey City
New York
MANHATTAN
QUEENS
BROOKLYN
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

(THIS PAGE INTENTIONALLY LEFT BLANK)

30 Knightsbridge Road Piscataway, NJ 08854	Collateral Asset Summary – Loan No. 4 30 Knightsbridge	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,400,000 70.0% 1.49x 10.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

30 Knightsbridge Road Piscataway, NJ 08854	Collateral Asset Summary – Loan No. 4 30 Knightsbridge	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,400,000 70.0% 1.49x 10.7%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Acquisition
Sponsor(1):	Keystone TriState Opportunity Fund, LP; Keystone TriState Opportunity Parallel Fund, LP
Borrower:	H’Y2 Knightsbridge, LLC
Original Balance:	$57,400,000
Cut-off Date Balance:	$57,400,000
% by Initial UPB:	4.5%
Interest Rate:	4.9300%
Payment Date:	6th of each month
First Payment Date:	August 6, 2014
Maturity Date:	July 6, 2024
Amortization:	Interest only for first 36 months; 360 months thereafter
Additional Debt(2):	$6,000,000 Mezzanine Loan
Call Protection:	L(24), D(89), O(7)
Lockbox / Cash Management:	Hard / In Place

Reserves(3)
	Initial	Monthly
Taxes:	$370,500	$123,500
Insurance:	$30,449	$7,612
Replacement(4):	$5,300,000	Springing
TI/LC(5):	$8,235,781	Springing
Special Rollover:	$0	Springing

Financial Information
	Mortgage Loan	Total Debt
Cut-off Date Balance / Sq. Ft.:	$84	$92
Balloon Balance / Sq. Ft.:	$74	$83
Cut-off Date LTV:	70.0%	77.3%
Balloon LTV:	61.9%	69.2%
Underwritten NOI DSCR(6):	1.67x	1.40x
Underwritten NCF DSCR(6):	1.49x	1.25x
Underwritten NOI Debt Yield:	10.7%	9.7%
Underwritten NCF Debt Yield:	9.5%	8.6%
Underwritten NOI Debt Yield at Balloon:	12.1%	10.8%
Underwritten NCF Debt Yield at Balloon:	10.8%	9.6%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Suburban Office
Collateral:	Fee Simple
Location:	Piscataway, NJ
Year Built / Renovated:	1977 / 2005
Total Sq. Ft.:	686,316
Property Management:	Keystone Property Group, L.P.
Underwritten NOI(7):	$6,126,202
Underwritten NCF:	$5,474,202
Appraised Value:	$82,000,000
Appraisal Date:	May 20, 2014

Historical NOI
Most Recent NOI(7):	$7,192,102 (T-12 April 30, 2014)
2013 NOI:	$7,079,856 (December 31, 2013)
2012 NOI:	$7,240,697 (December 31, 2012)
2011 NOI:	$6,881,564 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	91.0% (April 1, 2014)
2013 Occupancy:	92.4% (December 31, 2013)
2012 Occupancy:	90.0% (December 31, 2012)
2011 Occupancy:	87.1% (December 31, 2011)
(1)	The loan documents permit Mack-Cali Realty, L.P. and Mack-Cali Realty Corporation to become replacement guarantors under the 30 Knightsbridge Loan.
(2)
The 30 Knightsbridge Mezzanine Loan is coterminous with the 30 Knightsbridge Loan and accrues interest at a rate of 12.0000% per annum. The 30 Knightsbridge Mezzanine Loan has a 10-year term and is interest only. See “Current Mezzanine or Subordinate Indebtedness” herein.

(3)	See “Initial Reserves” and “Ongoing Reserves” herein.
(4)
The borrower is required to make monthly deposits of $11,438 upon the balance in the replacement reserve account being less than or equal to $250,000 subject to a cap of $5,300,000. The upfront replacement reserve is for elevator upgrades, roof repairs, parking lot repairs and lobby and courtyard upgrades.

(5)
The borrower is required to make monthly deposits of $76,257 upon the balance in the TI/LC reserve account being less than or equal to $3,450,000 subject to a cap of $7,500,000. The upfront TI/LC reserve accounts for $7,350,000 for future rollover at the 30 Knightsbridge Property, $735,781 for owed tenant improvements and leasing commissions and $150,000 for rent concessions.

(6)
Based on amortizing debt service payments for the 30 Knightsbridge Loan and interest only payments for the 30 Knightsbridge Mezzanine Loan, as applicable. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.14x and 1.91x, respectively, for the 30 Knightsbridge Loan and 1.70x and 1.52x, respectively, for the total debt.

(7)
The decrease from Most Recent NOI to Underwritten NOI is primarily the result of an underwritten decrease in AT&T’s rental rate from $15.05 PSF to $10.50 PSF in conjunction with its lease extension effective January 1, 2015.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

30 Knightsbridge Road Piscataway, NJ 08854	Collateral Asset Summary – Loan No. 4 30 Knightsbridge	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,400,000 70.0% 1.49x 10.7%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF(2)	% of Total U/W Base Rent	Lease Expiration
AT&T Corp.	A / A3 / A-	275,000	40.1%	$10.50	32.0%	Various(3)
Qualcare Alliance Networks	NR / NR / NR	118,779	17.3%	$19.50	25.7%	5/31/2021(4)
AECOM Technology Corporation	NR / NR / NR	70,932	10.3%	$21.86	17.2%	8/31/2023(5)
CSC TKR LLC	BB / Ba2 / BB-	64,125	9.3%	$20.00	14.2%	9/30/2018(6)
Paychex North America Inc.	NR / NR / NR	30,156	4.4%	$17.00	5.7%	7/31/2018
Total Major Tenants		558,992	81.4%	$15.29	94.8%
Remaining Tenants		65,348	9.5%	$15.15	5.2%
Total Occupied Collateral		624,340	91.0%	$15.29	100.0%
Vacant		61,976	9.0%
Total		686,316	100.0%

(1)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(2)
U/W Base Rent PSF for AT&T represents NNN rent while all other leases represent modified gross rents. The U/W Base Rent PSF for the 30 Knightsbridge Property excluding AT&T is $19.47. A cash flow sweep will commence on December 31, 2018, one year prior to AT&T’s second lease expiration among other things listed in the loan documents, see “Lockbox / Cash Management” herein.

(3)
AT&T leases 115,000 sq. ft. with a lease expiration date of December 31, 2016 with three successive one-year renewal options followed by one two-year renewal option and one five-year renewal option, all with nine months’ notice. AT&T also leases 160,000 sq. ft. with a lease expiration date of December 31, 2019 with one five-year renewal option with nine months’ notice.

(4)	Qualcare Alliance Networks has one five-year renewal option with 18 months prior notice.
(5)
AECOM Technology Corporation has a one-time right to terminate its lease with respect to 11,280 sq. ft. effective August 31, 2018, with 12 months’ prior written notice, subject to a termination fee of approximately $435,539.

(6)	CSC TKR LLC has one five-year renewal option with 12 months prior notice.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	2	34,329	5.0%	34,329	5.0%	$0.00	0.0%	0.0%
2014	0	0	0.0%	34,329	5.0%	$0.00	0.0%	0.0%
2015	0	0	0.0%	34,329	5.0%	$0.00	0.0%	0.0%
2016(2)	1	115,000	16.8%	149,329	21.8%	$10.50	13.4%	13.4%
2017	0	0	0.0%	149,329	21.8%	$0.00	0.0%	13.4%
2018	3	100,475	14.6%	249,804	36.4%	$19.16	21.3%	34.7%
2019(2)	2	169,313	24.7%	419,117	61.1%	$10.97	20.6%	55.3%
2020	0	0	0.0%	419,117	61.1%	$0.00	0.0%	55.3%
2021(3)	5	118,779	17.3%	537,896	78.4%	$19.50	25.7%	81.0%
2022	0	0	0.0%	537,896	78.4%	$0.00	0.0%	81.0%
2023	2	70,932	10.3%	608,828	88.7%	$21.86	17.2%	98.2%
2024	1	15,512	2.3%	624,340	91.0%	$10.50	1.8%	100.0%
Thereafter	0	0	0.0%	624,340	91.0%	$0.00	0.0%	100.0%
Vacant	NAP	61,976	9.0%	686,316	100.0%	NAP	NAP
Total / Wtd. Avg.	16	686,316	100.0%			$15.29	100.0%
(1)
Certain tenants may have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease that are not considered in the lease rollover schedule.

(2)
The sq. ft. expiring in 2016 and 2019 are predominantly two separate leases to AT&T. A cash flow sweep will commence on December 31, 2018, one year prior to AT&T’s second lease expiration. See “Lockbox / Cash Management” herein.

(3)	Leases expiring in 2021 include Qualcare Alliance Networks, which has one five-year renewal option with 18 months prior notice.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

30 Knightsbridge Road Piscataway, NJ 08854	Collateral Asset Summary – Loan No. 4 30 Knightsbridge	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,400,000 70.0% 1.49x 10.7%

The Loan. The 30 Knightsbridge loan (the “30 Knightsbridge Loan”) is a fixed rate loan with an original principal balance of $57.4 million, secured by the borrower’s fee simple interest in a three-story 686,316 sq. ft. office building (the “30 Knightsbridge Property”) located in Piscataway, New Jersey. The 30 Knightsbridge Loan has a 10-year term and amortizes on a 30-year schedule following a 36-month interest only period. The 30 Knightsbridge Loan accrues interest at a fixed rate equal to 4.9300% and has a cut-off date balance of $57.4 million. 30 Knightsbridge Loan proceeds along with approximately $6.3 million of sponsor equity and a $6.0 million mezzanine loan were used to purchase the 30 Knightsbridge Property for approximately $55.4 million, fund reserves and pay closing costs. The most recent prior financing of the 30 Knightsbridge Loan was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$57,400,000	82.3%	Purchase Price(1)	$55,405,280	79.5%
Sponsor Equity	$6,334,978	9.1%	Reserves	$13,936,730	20.0%
Mezzanine Loan	$6,000,000	8.6%	Closing Costs	$392,968	0.6%
Total Sources	$69,734,978	100.0%	Total Uses	$69,734,978	100.0%
(1)
The sponsor purchased the property as part of a larger portfolio acquisition. The allocated purchase price for the 30 Knightsbridge Property is approximately $55.4 million. The implied capitalization rate on the purchase price using the T-12 4/30/2014 net cash flow is 13.0%, while the appraiser’s concluded capitalization rate is 7.5%.

The Borrower / Sponsor. The borrower, H’Y2 Knightsbridge, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsors of the borrower and non-recourse carve-out guarantors are Keystone TriState Opportunity Fund, LP, and Keystone TriState Opportunity Parallel Fund, LP. Mack-Cali Realty, L.P. and Mack-Cali Realty Corporation are permitted replacement guarantors.

Founded in 1991 by William H. Glazer, Keystone Property Group, an affiliate of the sponsors, is a leading real estate investor and developer that also sponsors and manages a series of opportunistic real estate investment funds. Current holdings include 29 properties in Pennsylvania, New Jersey, Delaware and Florida totaling approximately 5.25 million sq. ft. with purchases totaling over $620 million.

The Property. The 30 Knightsbridge Property consists of four interconnected three-story office buildings totaling 686,316 sq. ft. located in Piscataway, New Jersey. Built in 1977 and most recently renovated in 2005, the 30 Knightsbridge Property is 91.0% leased to 10 office tenants. The largest tenant, AT&T, leases 275,000 sq. ft., approximately 40.1% of the total net rentable area (“NRA”), and accounts for 32.0% of the U/W base rent. The second largest tenant, Qualcare Alliance Networks, leases 17.3% of the total NRA and accounts for 25.7% of the U/W base rent. No other tenant leases more than 10.3% of the total NRA or accounts for more than 17.2% of U/W base rent at the 30 Knightsbridge Property. Amenities at the 30 Knightsbridge Property include a cafeteria and a gym.

The 30 Knightsbridge Property is located less than one mile from Route 287, approximately 30 miles southwest of Manhattan and approximately 50 miles northeast of Philadelphia. The 30 Knightsbridge Property is located proximate to the Dunellen train station which has access to New York’s Penn Station. Additionally, the 30 Knightsbridge Property is in close proximity to several New Jersey Transit bus stops which provide access to the Port Authority Bus Terminal.

Environmental Matters. The Phase I environmental report dated March 21, 2014 recommended the development and implementation of an asbestos operation and maintenance plan at the 30 Knightsbridge Property, which is currently in place.

Major Tenants.

AT&T Corp. (275,000 sq. ft.; 40.1% of NRA; 32.0% of U/W Base Rent) AT&T Corp. (“AT&T”) (NYSE: T; rated A / A3 / A- by Fitch/Moody’s/S&P) is an American multinational telecommunications corporation headquartered in Dallas, Texas. AT&T is the second largest provider of mobile telephone service and the largest provider of fixed telephone service in the United States, and also provides broadband subscription television services. As of June 30, 2014, AT&T had a market capitalization of 183.9 billion and as of 2014, AT&T is the 20th largest company by market capitalization in the United States. As of 2014, AT&T is the 20th largest mobile telecom operator in the world by number of users, with over 250 million mobile customers. The AT&T space has an uninterruptable power supply (“UPS”) system for all of its systems including four generators which supply power to the AT&T space and all HVAC units. According to the borrower, the power from one and a half generators would be sufficient to power the AT&T space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

30 Knightsbridge Road Piscataway, NJ 08854	Collateral Asset Summary – Loan No. 4 30 Knightsbridge	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,400,000 70.0% 1.49x 10.7%

Qualcare Alliance Networks (118,779 sq. ft.; 17.3% of NRA; 25.7 of U/W Base Rent) Qualcare Alliance Networks (“Qualcare”) was founded in 1991 from a consortium of hospital systems. Currently, 16 of New Jersey’s largest and most successful hospitals own and serve on Qualcare’s Board of Directors. Qualcare services over 800,000 members, with a clientele that spans health systems, unions, local governments, school boards, small to large businesses and some of New Jersey’s largest corporations. Qualcare’s network covers over 100 acute, specialty and rehabilitation hospitals, as well as over 31,000 physicians and other ancillary providers across New Jersey, New York and Pennsylvania. Since 2005, Qualcare has invested approximately $1.8 million ($16 PSF) into its space. This location serves as Qualcare’s headquarters.

AECOM Technology Corporation (70,932 sq. ft.; 10.3% of NRA; 17.2% of U/W Base Rent) AECOM Technology Corporation (“AECOM”) (NYSE: ACM) is a global provider of professional technical and management support services to a broad range of markets, including transportation, facilities, environmental, energy, water and government. AECOM has approximately 45,000 employees including architects, engineers, designers, planners, scientists and management and construction services professionals. AECOM is a Fortune 500 company, which serves clients in more than 150 countries and had revenue of $8.0 billion during the 12 months ended March 31, 2014. Since 2008, AECOM has invested approximately $500,000 ($7 PSF) into its space. This location serves as AECOM’s Northeast headquarters.

The Market. The 30 Knightsbridge Property is located in the Northern New Jersey office market and in the Brunswick/Piscataway/I-287 submarket. As of Q1 2014, the Brunswick/Piscataway/I-287 submarket had a Class B office inventory of approximately 11.5 million sq. ft. with direct rents of $20.14 PSF and a market vacancy of 13.8%.

The appraiser identified five competitive properties that contain a total net rentable area of 853,001 sq. ft. The overall occupancy rate of these buildings is 90.2% for direct space with rents ranging from $18.75 to $24.00 PSF, compared to the occupancy rate of 86.1% for Class B buildings with a weighted average rent of $22.09. The U/W base rent PSF for the 30 Knightsbridge Property is $19.47, excluding AT&T which is NNN, compared to the appraisers concluded gross market rent of $19.00. A summary of the five properties are shown in the chart below:

Competitive Set(1)
Property (Cross Streets)	Office Area (NRA)	Year Built	% Occupied	Direct Asking Rent (PSF)
30 Knightsbridge Property(2)	686,316	1977	91.0%	$15.29	(3)
1551 West Washington Avenue	198,798	1984	86.0%	$18.75
10 Woodbridge Center Drive	215,000	1985	91.0%	$23.00
110 Fieldcrest Avenue	262,500	1985	95.0%	$24.50
91 Fieldcrest Avenue	84,000	1979	94.0%	$19.44
485 Route 1 South Building C 485	92,703	1982	80.0%	$22.75
Total / Wtd. Avg.(4)	853,001		90.2%	$22.09
(1)	Source: Appraisal
(2)	Source: Based on a rent roll dated April 1, 2014.
(3)
Direct Asking Rent (PSF) includes AT&T, which represents NNN rent while all other leases represent modified gross rents. The average Direct Asking Rent (PSF) for the 30 Knightsbridge Property excluding AT&T is $19.47.

(4)	Total / Wtd. Avg. does not include the 30 Knightsbridge Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

30 Knightsbridge Road Piscataway, NJ 08854	Collateral Asset Summary – Loan No. 4 30 Knightsbridge	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,400,000 70.0% 1.49x 10.7%

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	2013	T-12 4/30/2014	U/W	U/W PSF
Base Rent(1)(2)	$9,463,810	$9,841,988	$9,854,337	$10,000,211	$9,019,590	$13.14
Value of Vacant Space	0	0	0	0	$1,115,568	1.63
Gross Potential Rent	$9,463,810	$9,841,988	$9,854,337	$10,000,211	$10,135,158	$14.77
Total Recoveries	4,380,019	4,641,028	5,216,769	6,096,101	5,974,486	8.71
Total Other Income	24,252	20,199	18,378	560	0	0.00
Less: Vacancy(3)	0	0	0	0	(1,115,568)	(1.63)
Effective Gross Income	$13,868,081	$14,503,215	$15,089,484	$16,096,872	$14,994,076	$21.85
Total Operating Expenses(4)	6,986,517	7,262,518	8,009,628	8,904,770	8,867,873	12.92
Net Operating Income	$6,881,564	$7,240,697	$7,079,856	$7,192,102	$6,126,202	$8.93
TI/LC	0	0	0	0	514,737	0.75
Capital Expenditures	0	0	0	0	137,263	0.20
Net Cash Flow	$6,881,564	$7,240,697	$7,079,856	$7,192,102	$5,474,202	$7.98
(1)
The decrease from T-12 4/30/2014 Base Rent to U/W Base Rent is primarily the result of a decrease in the rent paid by AT&T from their current total rent of $15.05 PSF to their rent starting January 1, 2015 of $10.50 PSF.

(2)	U/W Base Rent includes $130,074 of contractual rent steps through July 2015 for the Tollgrade Communications Inc. tenant.
(3)	U/W Vacancy is based on in place economic vacancy of 11.0% of gross potential rent, greater than the appraiser’s competitive property weighted average vacancy of 9.8%.
(4)	The increase in Total Operating Expenses from 2013 to T-12 4/30/2014 was due to an increase in utilities primarily associated with the AT&T space.

Property Management. The 30 Knightsbridge Property is managed by Keystone Property Group, L.P. an affiliate of the borrower.

Lockbox / Cash Management. The 30 Knightsbridge Loan is structured with a hard lockbox and in place cash management. A full excess cash sweep will occur upon (i) an event of default, (ii) the failure by the borrower to maintain a debt service coverage ratio inclusive of the mezzanine loan debt service of 1.10x for two consecutive calendar quarters (1.32x for the 30 Knightsbridge Loan) or (iii) the occurrence of a default under the mezzanine loan (as defined in the mezzanine loan documents) and in the case of clause (ii) expiring upon the achievement of a debt service coverage ratio inclusive of the mezzanine loan debt service of 1.15x for two consecutive calendar quarters.

Initial Reserves. At closing, the borrower deposited (i) $370,500 into a tax reserve account, (ii) $30,449 into an insurance reserve account, (iii) $5,300,000 ($7.72 PSF) into a replacement reserve account for elevator upgrades, roof repairs, parking lot repairs and lobby and courtyard upgrades and (iv) $8,235,781 into a TI/LC reserve account, which includes $7,350,000 for future rollover at the 30 Knightsbridge Property, $735,781 for owed tenant improvements and leasing commissions and $150,000 for rent concessions.

Ongoing Reserves. On a monthly basis, the borrower will be required to make deposits of (i) 1/12 of the required annual taxes, which currently equates to $123,500, (ii) 1/12 of the required insurance premiums, which currently equates to $7,612, (iii) $11,438 upon the balance in the replacement reserve account falling below or equal to $250,000 subject to a cap of $5,300,000, (iv) $76,257 upon the balance in the TI/LC reserve account falling below or equal to $3,450,000 subject to a cap of $7,500,000 or (v) all excess cash into a special rollover reserve account upon the commencement of a Lease Sweep Period (as defined below).

A “Lease Sweep Period” will commence upon the occurrence of (i) 12 months prior to the second AT&T lease expiration, which is December 31, 2018, if AT&T has not given notice of exercising its renewal option and such non-renewal would cause a debt service coverage ratio inclusive of the mezzanine loan debt service of less than or equal to 1.15x (1.38x for the 30 Knightsbridge Loan) or a debt yield less than 8.75% inclusive of the mezzanine debt (9.66% for the 30 Knightsbridge Loan), (ii) if AT&T has ceased or gives notice of intention to cease operating its business (i.e. “goes dark”) in at least 15.0% of the larger of AT&T’s two spaces at the 30 Knightsbridge Property, (iii) the date AT&T surrenders, cancels or terminates its lease at the 30 Knightsbridge Property and such termination, surrender or cancellation would cause a debt service coverage ratio inclusive of the mezzanine loan debt service of less than or equal to 1.15x (1.38x for the 30 Knightsbridge Loan) or a debt yield less than 8.75% inclusive of the mezzanine debt (9.66% for the 30 Knightsbridge Loan), (iv) a monetary default by AT&T that continues beyond any applicable notice and cure period and such monetary default would cause a debt service coverage ratio inclusive of the mezzanine loan debt service of less than or equal to 1.15x (1.38x for the 30 Knightsbridge Loan) or a debt yield less than 8.75% inclusive of the mezzanine debt (9.66% for the 30 Knightsbridge Loan) or (v) if AT&T is subject to a bankruptcy, among other things.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

30 Knightsbridge Road Piscataway, NJ 08854	Collateral Asset Summary – Loan No. 4 30 Knightsbridge	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,400,000 70.0% 1.49x 10.7%

Current Mezzanine or Subordinate Indebtedness. A $6,000,000 mezzanine loan was funded at closing (the “30 Knightsbridge Mezzanine Loan”). The 30 Knightsbridge Mezzanine Loan is coterminous with the 30 Knightsbridge Loan and accrues interest at a rate of 12.0000% per annum. The 30 Knightsbridge Mezzanine Loan has a 10-year term and is interest only for the term of the loan. The 30 Knightsbridge Mezzanine Loan can be prepaid without penalty if the 30 Knightsbridge Loan, with senior lender consent, is transferred to a new borrower and such borrower assumes the 30 Knightsbridge Loan in accordance with the 30 Knightsbridge Loan documents. The 30 Knightsbridge Mezzanine Loan is held by Alliance Commercial Partners.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

30 Knightsbridge Road Piscataway, NJ 08854	Collateral Asset Summary – Loan No. 4 30 Knightsbridge	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,400,000 70.0% 1.49x 10.7%

30 Knightsbridge
30 Knightsbridge Road
Piscataway, NJ 08854
Far Hills
Basking Ridge
United States Golf Museum
Long Hill
Mountainside
Union County College
Westfield
Warren
Watchung
Fanwood
North Plainfield
Plainfield
Bridgewater
Dunellen
Somerville
Middlesex
Iselin
Bound Brook
South Plainfield
South Bound Brook
Piscataway
Metuchen
Manville
Resurrection Cemetery
Rutgers University Livingston Campus
Edison
Central Jersey Regional Airport
Somerset
Highland Park
New Brunswick
Rutgers University Cook Douglass Campus
Brunswick Shopping Center
Sayreville
East Brunswick
New Jersey Turnpike
Garden State Parkway
Raritan Valley
NE Corridor
Middlesex County College
Menlo Park Mall
Somerset Christian College
Somerset Medical Center
The Promenade
New York
Newark
Stroudsburg
Morristown
Allentown
Easton
Bridgewater
Princeton
Trenton
Norristown
Philadelphia
Toms River
Wilmington
Vineland
Atlantic City
Atlantic Ocean
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Houston and Irving, TX	Collateral Asset Summary – Loan No. 5 HDM Apartment Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,000,000 74.9% 1.39x 8.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Houston and Irving, TX	Collateral Asset Summary – Loan No. 5 HDM Apartment Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,000,000 74.9% 1.39x 8.9%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Acquisition
Sponsor:	Russell L. Wilkinson
Borrower:	WTH Properties, LLC
Original Balance:	$52,000,000
Cut-off Date Balance:	$52,000,000
% by Initial UPB:	4.0%
Interest Rate:	4.30044%
Payment Date:	6th of each month
First Payment Date(1):	August 6, 2014
Maturity Date:	August 6, 2019
Amortization(1):	Interest only for first 13 months; 360 months thereafter
Additional Debt(2):	$7,050,000 Mezzanine Loan
Call Protection(1)(3):	L(13), YM1(44), O(4)
Lockbox / Cash Management:	Soft / In Place

Reserves(4)
	Initial	Monthly
Taxes:	$601,976	$85,997
Insurance:	$0	Springing
Required Repairs:	$175,000	NAP
Replacement:	$4,665,000	Springing

Financial Information
Mortgage Loan		Total Debt
Cut-off Date Balance / Unit:	$38,576	$43,806
Balloon Balance / Unit:	$35,925	$41,155
Cut-off Date LTV(5):	74.9%	85.0%
Balloon LTV(5):	69.7%	79.9%
Underwritten NOI DSCR(6):	1.50x	1.18x
Underwritten NCF DSCR(6):	1.39x	1.10x
Underwritten NOI Debt Yield:	8.9%	7.8%
Underwritten NCF Debt Yield:	8.2%	7.3%
Underwritten NOI Debt Yield at Balloon:	9.5%	8.3%
Underwritten NCF Debt Yield at Balloon:	8.8%	7.7%
Property Information
Single Asset / Portfolio:	Portfolio of five properties
Property Type:	Garden Multifamily
Collateral:	Fee Simple
Location:	Houston, TX and Irving, TX
Year Built / Renovated:	Various / Various
Total Units:	1,348
Property Management:	Wilkinson Asset Management, LLC
Underwritten NOI:	$4,619,482
Underwritten NCF:	$4,281,982
“As Complete” Appraised Value(5):	$69,470,000
“As Complete” Appraisal Date:	March 2014

Historical NOI
Most Recent NOI:	$4,323,037 (T-12 March 31, 2014)
2013 NOI:	$3,709,244 (December 31, 2013)
2012 NOI:	NAV
2011 NOI:	NAV

Historical Occupancy
Most Recent Occupancy:	92.5% (April 23, 2014)
2013 Occupancy:	92.0% (December 31, 2013)
2012 Occupancy:	NAV
2011 Occupancy:	NAV
(1)
The first payment date under the mortgage loan documents will be in September 2014. GACC will remit to the depositor on the closing date a payment in an amount equal to 31 days of interest for the interest accrual period relating to the first distribution date in August 2014 at the related interest rate on the principal balance as of the cut-off date. Such amount will be deposited into the distribution account and will be included in the funds available for the first distribution date in August 2014. The first payment date, interest only period and call protection have been adjusted to reflect this additional payment being made by GACC.

(2)	See “Current Mezzanine or Subordinate Indebtedness” herein.
(3)	Partial release is permitted. See “Partial Release” herein.
(4)	See “Initial Reserves” and “Ongoing Reserves” herein.
(5)
Based on the “As Complete” Appraised Value, which takes into account upgrades being performed at each property. At closing, $4.84 million was deposited in escrows for capital improvements and repairs. Based on the “As-is” appraised value of $61,260,000, the Cut-off Date LTV for the Mortgage Loan is 84.9%.

(6)
Based on amortizing debt service payments.  Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.04x and 1.89x, respectively, and the Underwritten NOI DSCR and Underwritten NCF DSCR for the total debt are 1.50x and 1.39x, respectively

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Houston and Irving, TX	Collateral Asset Summary – Loan No. 5 HDM Apartment Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,000,000 74.9% 1.39x 8.9%

Property Summary
Property Name	Location	Units	Year Built / Renovated	Allocated Loan Amount	Appraised Value	Occupancy(1)
Oak Villas	Irving, TX	548	1964 / NAP	$18,181,662	$24,290,000	88.9%
Park Village	Houston, TX	312	1994 / 2012	$13,757,881	$18,380,000	94.2%
Braeburn Colony	Houston, TX	275	1970 / 2010	$9,206,852	$12,300,000	94.2%
Applewood Village Townhomes	Houston, TX	92	1985 / 2010	$5,501,655	$7,350,000	95.7%
Beacon Hill	Houston, TX	121	1983 / 2010	$5,351,950	$7,150,000	98.3%
Total / Wtd. Avg.		1,348		$52,000,000	$69,470,000	92.5%
(1)	Based on the April 23, 2014 rent rolls.

The Loan. The HDM Apartment Portfolio loan (the “HDM Apartment Portfolio Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in the 1,348-unit garden multifamily portfolio with properties located at 2346 North MacArthur Boulevard in Irving, Texas, (the “Oak Villas Property”), 14100 Rio Bonito (the “Park Village Property”), 8917 South Gessner Road (the “Braeburn Colony Property”), 15455 Ella Boulevard (the “Applewood Village Townhomes Property”) and 8110 Creekbend Drive (the “Beacon Hill Property”), each in Houston, Texas (the “HDM Apartment Portfolio Properties”) with an original principal balance of $52.0 million. The HDM Apartment Portfolio Loan has a 5-year term and, after an initial 13-month interest only period, amortizes on a 30-year schedule. The HDM Apartment Portfolio Loan accrues interest at a fixed rate equal to 4.30044% and has a cut-off date balance of $52.0 million. The HDM Apartment Portfolio Loan proceeds, along with a $7,050,000 mezzanine loan and approximately $9.4 million of sponsor equity were used to acquire the HDM Apartment Portfolio Properties for approximately $60.6 million, fund reserves and pay closing costs. Based on the “As Complete” appraised value of approximately $69.5 million as of March 2014, the cut-off date LTV is 74.9%. The most recent financing of the Oak Villas Property was included in the ARBOR 2012-1 transaction, the most recent financing of the Park Village Property was included in the FNA 2012-M11 transaction, the most recent financing of the Braeburn Colony Property was included in the CSMC 2006-C2 transaction, the most recent financing of the Applewood Village Townhomes Property was included in the FNA 2013-M7 transaction and the most recent financing of the Beacon Hill Property was included in the CSMC 2007-C2 transaction.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$52,000,000	76.0%	Purchase Price	$60,554,720	88.5%
Mezzanine Debt	$7,050,000	10.3%	Reserves	5,441,976	8.0%
Sponsor Equity	$9,385,802	13.7%	Closing Costs	2,439,107	3.6%
Total Sources	$68,435,802	100.0%	Total Uses	$68,435,802	100.0%

The Borrower / Sponsor. The borrower, WTH Properties, LLC (d/b/a in the State of Texas as WTXH Properties, LLC), is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsor of the borrower and the non-recourse carve-out guarantor is Russell L. Wilkinson.

Russell L. Wilkinson is the founder and Chairman of the Board for the Wilkinson Corporation, headquartered in Yakima, Washington. The Wilkinson Corporation is a privately held commercial real estate company and fund manager that invests in a diversified portfolio of multifamily and commercial real estate, preferred equity investments and actively manages commercial real estate including multifamily, senior housing, and office buildings. The Wilkinson Companies has over 19 years of commercial real estate experience with investments in over $900.0 million in real estate transactions. The Wilkinson Companies controls 28 multifamily, student housing, senior housing, office, and industrial properties in 19 states. Mr. Wilkinson has been involved in construction, rehabilitation and ownership of rental investment properties for more than 30 years.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Houston and Irving, TX	Collateral Asset Summary – Loan No. 5 HDM Apartment Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,000,000 74.9% 1.39x 8.9%

The Properties. The HDM Apartment Portfolio Properties include five garden apartment complexes, four of which are located in Houston, Texas and one of which is located in Irving, Texas with a total of 1,348 units. A summary of each property is below:

Oak Villas Property

Unit Mix Summary – Oak Villas Property(1)
Unit Type	# of Units	% of Total	Occupied Units(2)	Occupancy(2)	Avg. Unit Size (Sq. Ft.)	Avg. Monthly Rental Rate	Avg. Monthly Rental Rate PSF	Monthly Market Rental Rate(3)	Monthly Market Rate PSF(3)
Studio	4	0.7%	3	75.0%	550	$460	$0.84	$510	$0.93
1 Bed / 1 Bath	32	5.8%	28	87.5%	704	$510	$0.72	$560	$0.80
1 Bed / 1 Bath	144	26.3%	122	84.7%	710	$520	$0.73	$570	$0.80
2 Bed / 1 Bath	108	19.7%	100	92.6%	1,011	$625	$0.62	$675	$0.67
2 Bed / 2 Bath	30	5.5%	27	90.0%	1,084	$710	$0.65	$760	$0.70
2 Bed / 2 Bath	142	25.9%	134	94.4%	1,100	$695	$0.63	$745	$0.68
2 Bed / 2 Bath	12	2.2%	10	83.3%	1,212	$785	$0.65	$835	$0.69
3 Bed / 2 Bath	52	9.5%	44	84.6%	1,212	$820	$0.68	$870	$0.72
3 Bed / 2 Bath	24	4.4%	19	79.2%	1,422	$860	$0.60	$910	$0.64
Total / Wtd. Avg.	548	100.0%	487	88.9%	979	$645	$0.66	$695	$0.71
(1)	Source: Appraisal
(2)	Occupancy information is based on the April 23, 2014 rent roll.
(3)	Market rental information represents post-renovation rates as determined by the appraiser.

The Oak Villas Property is a 548-unit, Class B garden complex comprised of 45 two-story residential buildings, two one-story clubhouses and leasing offices and a one-story maintenance building located at 2346 North MacArthur Boulevard in Irving, Texas, approximately 10 miles southeast of the Houston CBD. The improvements include a leasing office, two swimming pools, two laundry facilities, a playground and picnic areas. The Oak Villas Property was built in 1964, and the sponsor has budgeted $2,120,000 ($3,869 per unit) for planned renovations. Unit amenities include kitchens with electric ranges/ovens with vent-hood, refrigerators, garbage disposals and dishwashers. In addition, there are 937 open surface parking spaces for a total of 1.71 spaces per unit.

Park Village Property

Unit Mix Summary – Park Village Property(1)
Unit Type	# of Units	% of Total	Occupied Units(2)	Occupancy(2)	Average Unit Size (Sq. Ft.)	Average Monthly Rental Rate	Average Monthly Rental Rate PSF	Average Monthly Rental Rate	Average Monthly Rental Rate PSF
2 Bed / 1 Bath	40	12.8%	39	97.5%	930	$670	$0.72	$730	$0.78
3 Bed / 2 Bath	38	12.2%	37	97.4%	1,015	$750	$0.74	$810	$0.80
3 Bed / 2 Bath	40	12.8%	39	97.5%	1,053	$750	$0.71	$810	$0.77
3 Bed / 2 Bath	38	12.2%	36	94.7%	1,114	$760	$0.68	$820	$0.74
4 Bed / 2 Bath	140	44.9%	132	94.3%	1,175	$837	$0.71	$897	$0.76
5 Bed / 2 Bath	16	5.1%	11	68.8%	1,470	$911	$0.62	$971	$0.66
Total / Wtd. Avg.	312	100.0%	294	94.2%	1,116	$788	$0.71	$848	$0.76
(1)	Source: Appraisal
(2)	Occupancy information is based on the April 23, 2014 rent roll.

The Park Village Property is a 312-unit, Class B garden complex comprised of 39 two-story buildings, one office, a day-care center and a clubhouse located at 14100 Rio Bonito in Houston, Texas, approximately 20 miles southeast of the Houston CBD. The improvements include a leasing office, two swimming pools, a laundry facility, a playground and access gates. The Park Village Property was built in 1994 and renovated in 2012. Additionally, the sponsor has budgeted approximately $859,000 ($2,753 per unit) for planned renovations. Unit amenities include kitchens with electric ranges/ovens with vent-hood, refrigerators, garbage disposals and dishwashers. In addition, there are 499 open surface parking spaces for a total of 1.60 spaces per unit.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Houston and Irving, TX	Collateral Asset Summary – Loan No. 5 HDM Apartment Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,000,000 74.9% 1.39x 8.9%

Braeburn Colony Property

Unit Mix Summary – Braeburn Colony Property (1)
Unit Type	# of Units	% of Total	Occupied Units(2)	Occupancy(2)	Avg. Unit Size (Sq. Ft.)	Avg. Monthly Rental Rate	Avg. Monthly Rental Rate PSF	Monthly Market Rental Rate	Monthly Market Rate PSF
1 Bed / 1 Bath	67	24.4%	64	95.5%	632	$489	$0.77	$569	$0.90
1 Bed / 1 Bath	50	18.2%	48	96.0%	715	$509	$0.71	$589	$0.82
2 Bed / 1 Bath	12	4.4%	9	75.0%	850	$585	$0.69	$665	$0.78
2 Bed / 1.5 Bath	78	28.4%	74	94.9%	903	$599	$0.66	$679	$0.75
3 Bed / 1 Bath	24	8.7%	21	87.5%	1,050	$624	$0.59	$704	$0.67
3 Bed / 2 Bath	44	16.0%	43	97.7%	1,111	$719	$0.65	$799	$0.72
Total / Wtd. Avg.	275	100.0%	259	94.2%	847	$577	$0.68	$657	$0.78
(1)	Source: Appraisal
(2)	Occupancy information is based on the April 23, 2014 rent roll.

The Braeburn Colony Property is a 275-unit, Class B garden complex comprised of 34 two-story buildings located at 8917 South Gessner Road in Houston, Texas, approximately 13 to 15 miles southeast of the Houston CBD. The improvements include a leasing office, two swimming pools, two laundry facilities, a playground and access gates. The Braeburn Colony Property was built in 1970 and renovated in 2010. Additionally, the sponsor has budgeted approximately $1,171,000 ($4,258 per unit) for planned renovations. Unit amenities include kitchens with electric ranges/ovens with vent-hood, refrigerators, garbage disposals and dishwashers. In addition, there are 275 covered and 165 open surface parking spaces for a total of 440 parking spaces (1.60 spaces per unit).

Applewood Village Townhomes Property

Unit Mix Summary – Applewood Village Townhomes Property(1)
Unit Type	# of Units	% of Total	Occupied Units(2)	Occupancy(2)	Avg. Unit Size (Sq. Ft.)	Avg. Monthly Rental Rate	Avg. Monthly Rental Rate PSF	Monthly Market Rental Rate	Monthly Market Rate PSF
1 Bed / 1.5 Bath	32	34.8%	30	93.8%	899	$815	$0.91	$875	$0.97
2 Bed / 1.5 Bath	14	15.2%	13	92.9%	1,047	$879	$0.84	$939	$0.90
2 Bed / 1.5 Bath	32	34.8%	32	100.0%	1,089	$909	$0.83	$969	$0.89
2 Bed / 2.5 Bath	14	15.2%	13	92.9%	1,200	$1,039	$0.87	$1,099	$0.92
Total / Wtd. Avg.	92	100.0%	88	95.7%	1,033	$892	$0.86	$952	$0.92
(1)	Source: Appraisal
(2)	Occupancy information is based on the April 23, 2014 rent roll.

The Applewood Village Townhomes Property is a 92-unit, Class A/B garden complex comprised of 24 two-story buildings located at 15455 Ella Boulevard in the southwest portion of Houston, Texas. The improvements include a leasing office, swimming pool and access gates. The Applewood Village Townhomes Property was built in 1985 and renovated in 2010. Additionally, the sponsor has budgeted approximately $237,000 ($2,576 per unit) for planned renovations. Unit amenities include kitchens with electric ranges and ovens with vent-hood, frost-free refrigerators, garbage disposals, dishwashers, and microwaves. In addition, each unit has an attached garage in addition to open surface parking for a total of 150 parking spaces, which equates to 1.63 spaces per unit.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Houston and Irving, TX	Collateral Asset Summary – Loan No. 5 HDM Apartment Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,000,000 74.9% 1.39x 8.9%

Beacon Hill Property

Unit Mix Summary – Beacon Hill Property(1)
Unit Type	# of Units	% of Total	Occupied Units(2)	Occupancy(2)	Avg. Unit Size (Sq. Ft.)	Avg. Monthly Rental Rate	Avg. Monthly Rental Rate PSF	Monthly Market Rental Rate	Monthly Market Rate PSF
1 Bed / 1 Bath	13	10.7%	13	100.0%	590	$615	$1.04	$665	$1.13
1 Bed / 1 Bath	24	19.8%	24	100.0%	710	$670	$0.94	$720	$1.01
1 Bed / 1 Bath	47	38.8%	46	98.0%	747	$710	$0.95	$760	$1.02
2 Bed / 1 Bath	16	13.2%	16	100.0%	850	$795	$0.94	$845	$0.99
2 Bed / 2 Bath	20	16.5%	19	95.0%	915	$850	$0.93	$900	$0.98
2 Bed / 2 Bath	1	0.8%	1	100.0%	1,100	$950	$0.86	$1,000	$0.91
Total / Wtd. Avg.	121	100.0%	119	98.3%	767	$728	$0.95	$778	$1.01
(1)	Source: Appraisal
(2)	Occupancy information is based on the April 23, 2014 rent roll.

The Beacon Hill Property is a 121-unit, Class B garden complex comprised of six two- and three-story buildings located at 8110 Creekbend Drive in the southwest portion of Houston, Texas, approximately 13 to 15 miles southeast of the Houston CBD. The improvements include a leasing office, swimming pool and access gates. The Beacon Hill Property was built in 1983 and renovated in 2010. Additionally, the sponsor has budgeted approximately $379,000 ($3,132 per unit) for planned renovations. Unit amenities include kitchens with electric ranges/ovens with vent-hood, refrigerators, garbage disposals, dishwashers, and microwaves. In addition, there are 153 open surface parking spaces for a total of 1.26 spaces per unit.

Environmental Matters. The Phase I environmental reports in March 2014 recommended no further action other than implementing asbestos operations and maintenance plans for the HDM Apartment Portfolio Properties and an additional lead-based paint operations and maintenance plan at the Oak Villas Property, which are currently in place.

The Market.

Dallas Market

The Oak Villas Property is located in Irving, Texas, within the Dallas County market. Year end 2013 unemployment stood at 6.2%, well below the US average. The Dallas County multifamily market has exhibited upward trending performance metrics over the past eight quarters, with occupancy increasing 1.3% from 93.3% in Q1 2012 to 94.6% as of Q4 2013, and rental rates increased 7.1% from $0.96 in Q1 2012 to $1.02 as of Q4 2013.

The Oak Villas Property is located within the Irving submarket which is located about ten miles west of the Dallas CBD. Rent PSF from Q1 2012 through Q4 2013 increased at a slightly faster rate than the overall Dallas County market (7.5% vs. 7.1%) and occupancy in the submarket has remained around or above the Dallas County market since Q1 2012, ending 2013 at an average occupancy of 95.1%. Within a three mile radius of the Oak Villas Property, average household income for 2013 was $52,707, with a population of 145,983. The following chart describes the competitive properties as identified by the appraiser:

The Oak Villas Property Competitive Set(1)
Name	Oak Villas Property	Colony	Huntington Chase	Parkside	Rochelle Place	Sandpebble
Distance	NAP	0.9 mile	1.4 miles	1.3 miles	1.0 mile	0.4 mile
Year Built	1964	1963	1971	1979	1976	1970
Total Occupancy	88.9%(2)	98%	95%	92%	90%	100%
Units	548	179	260	94	112	155
Average Rent per Unit	$645	$707	$603	$639	$641	$672
Average Rent PSF	$0.66	$0.83	$0.67	$0.73	$0.81	$0.78
(1)	Source: Appraisal
(2)	Occupancy as of the April 23, 2014 rent roll.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Houston and Irving, TX	Collateral Asset Summary – Loan No. 5 HDM Apartment Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,000,000 74.9% 1.39x 8.9%

Houston Market

The Park Village Property, Braeburn Colony Property, Applewood Village Townhomes Property and Beacon Hill Property are located in the Houston market. Houston has seen a steady growth in both population and income since 2006. Year end 2013 unemployment stood at 6.3%, well below the US average. Home sales in the Houston area were up 21% year over year in September 2013 and were nearly back to 2007 highs. The Houston multifamily market has seen the average rent PSF increase from $0.82 in 2009 to $1.00 as of March 2014, which represents an average annual increase of 4.8%. During that same period, the average occupancy increased from 83.9% to 90.4%.

The Park Village Property is located within the Alief submarket which is west of the city of Houston. Demand generators for the neighborhood include the mixed-use developments in Westchase, to the north West Oaks Mall, the Alief ISD and area hospitals and retail businesses. Within a three mile radius of the Park Village Property, the 2013 average household Income was $65,794, with a population of 169,782. There are 5,906 Class B units within the submarket with an average occupancy of 95.4%. The following chart describes the competitive properties as identified by the appraiser:

The Park Village Property Competitive Set(1)
Name	Park Village Property	City Parc at West Oaks LIHTC	City Parc II at West Oaks LIHTC	Matthew Ridge LIHTC	El Sol Del Rio	El Sol Brillante	Trails of Ashford
Distance	NAP	2.7 miles	2.0 miles	1.8 miles	0.2 mile	0.3 mile	2.2 miles
Year Built	1994	2002	2003	2003	1981	1981	1983
Total Occupancy	94.2%(2)	98%	99%	99%	96%	89%	91%
Units	312	168	192	240	424	392	514
Average Rent per Unit	$858	$873	$879	$701	$617	$659	$583
Average Rent PSF	$0.71	$0.78	$0.78	$0.70	$0.84	$0.88	$0.76
(1)	Source: Appraisal
(2)	Occupancy as of the April 23, 2014 rent roll.

The Braeburn Colony Property is located within the Sharpstown/Westwood submarket which is southwest of the Houston CBD. There is significant office employment along the Sam Houston Tollway and the Southwest Freeway. The Sharpstown Mall is in the neighborhood as well as numerous retail supporting centers, car dealerships fronting along Highway 59 and Beltway 8. Within a three mile radius of the Braeburn Colony Property, the 2013 average household income was $46,209, with a population of 231,542. There are 793 Class B units within the submarket with an average occupancy of 97.2%. The following chart describes the competitive properties as identified by the appraiser:

The Braeburn Colony Property Competitive Set(1)
Name	Braeburn Colony Property	Crystal Falls	Fairfield Trails	Parkway	Reserve at Braes Forest	Riveraine
Distance	NAP	2.0 miles	1.8 miles	1.8 miles	1.8 miles	1.5 miles
Year Built	1970	1984	1984	1982	1970	1979
Total Occupancy	94.2%(2)	99%	94%	93%	96%	97%
Units	275	165	276	348	259	648
Average Rent per Unit	$577	$746	$732	$640	$617	$569
Average Rent PSF	$0.68	$1.06	$0.93	$0.90	$0.84	$0.89
(1)	Source: Appraisal
(2)	Occupancy as of the April 23, 2014 rent roll.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Houston and Irving, TX	Collateral Asset Summary – Loan No. 5 HDM Apartment Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,000,000 74.9% 1.39x 8.9%

The Applewood Village Townhomes Property is located within the FM 1960 West/Champions submarket which is in the southwestern portion of the city of Houston. Bush Intercontinental Airport and the Greenspoint Business District are both located within five miles of the site and combine to employ 64,000 people. Within a three mile radius of the Applewood Village Townhomes Property, the 2014 average household income is $52,870, with a population of 114,115. Class B inventory within the submarket includes 11,219 units with an average occupancy of 94.0%. The following chart describes the competitive properties as identified by the appraiser:

The Applewood Village Townhomes Property Competitive Set(1)
Name	Applewood Village Townhomes Property	Chartwell Court	Commerce Park	Fairfield Cove	Green Tree Place	Lakeview Estates
Distance	NAP	0.4 mile	0.1 mile	0.4 mile	0.5 mile	2.1 miles
Year Built	1985	1995	1981	1983	1983	1999
Total Occupancy	95.7%(2)	93.0%	84%	90%	91%	97%
Units	92	243	354	135	196	288
Average Rent per Unit	$892	$898	$661	$683	$663	$973
Average Rent PSF	$0.86	$0.86	$0.96	$0.92	$0.91	$1.01
(1)	Source: Appraisal
(2)	Occupancy as of the April 23, 2014 rent roll.

The Beacon Hill Property is located within the Braeswood/Fondren SW submarket which is in the southwestern portion of the city of Houston. Demand generators in this area are large employers such as Westchase Business Park, Houston Baptist University and the Southwest Memorial Medical Center. Within a three mile radius of the Beacon Hill Property, 2013 average household income is $51,202 with a population of 190,364. Class B inventory within the submarket totals 3,464 units with an average occupancy of 94.9%. The following chart describes the competitive properties as identified by the appraiser:

The Beacon Hill Property Competitive Set(1)
Name	Beacon Hill Property	Crystal Falls	Fairfield Trails	Falls of Maplewood	Reserve at Braes Forest	Reserve at Creekbend
Distance	NAP	1.0 mile	0.7 mile	2.3 miles	0.3 mile	0.8 mile
Year Built	1985	1984	1984	1977	1970	1981
Total Occupancy	98.3%(2)	99%	94%	96%	96%	97%
Units	121	165	276	108	259	197
Average Rent per Unit	$728	$746	$732	$684	$617	$799
Average Rent PSF	$0.95	$1.06	$0.93	$1.04	$0.84	$1.00
(1)	Source: Appraisal
(2)	Occupancy as of the April 23, 2014 rent roll.

Cash Flow Analysis.

Cash Flow Analysis
	2013	T-12 3/31/2014	U/W	U/W per Unit
Gross Potential Rent	$10,831,140	$10,832,410	$10,899,044	$8,085
Total Recoveries	550,806	583,656	558,438	$414
Total Other Income	478,654	477,344	477,936	$355
Less: Concessions	(362,029)	(338,068)	(254,733)	($189)
Less: Vacancy & Credit Loss(1)	(1,359,052)	(1,182,817)	(1,097,025)	($814)
Effective Gross Income	$10,139,518	$10,372,525	$10,583,660	$7,851
Total Operating Expenses	6,430,274	6,049,488	5,964,178	$4,424
Net Operating Income	$3,709,244	$4,323,037	$4,619,482	$3,427
Capital Expenditures	0	0	337,500	$250
Net Cash Flow	$3,709,244	$4,323,037	$4,281,982	$3,177

(1)	U/W Vacancy & Credit Loss includes $255,585 of credit loss and vacancy represents 7.7% of Gross Potential Rent.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Houston and Irving, TX	Collateral Asset Summary – Loan No. 5 HDM Apartment Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,000,000 74.9% 1.39x 8.9%

Property Management. The HDM Apartment Portfolio Properties are managed by the Wilkinson Asset Management, LLC, an affiliate of the borrower.

Lockbox / Cash Management. The HDM Apartment Portfolio Loan is structured with a soft lockbox and in place cash management. All rents and other gross revenue are required to be deposited by the borrower or manager into a clearing account within one business day of receipt. All funds in the clearing account are swept daily to a cash management account under the control of the lender and disbursed in accordance with the HDM Apartment Portfolio Loan documents.

Additionally, all excess cash will be swept into a lender controlled account upon (i) an event of default under the HDM Apartment Portfolio Loan documents or (ii) if the debt service coverage ratio is less than 1.10x on the last day of the calendar quarter and will end if (a) with respect to clause (i) above, the respective event of default has been cured or waived and no other event of default is then occurring or (b) with respect to clause (ii) above, the debt service coverage ratio is at least 1.15x for two consecutive quarters.

Initial Reserves. At closing the borrower deposited (i) $601,976 into a tax reserve account, (ii) $4,665,000 into a replacement reserve account and (iii) $175,000 into the replacement reserve account but solely to be utilized for immediate repairs.

Ongoing Reserves. On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $85,997, into a tax reserve account. The borrower is required to make monthly deposits equal to 1/12 of $250 per unit per year into the replacement reserve account upon the earlier to occur of (i) the date that is six months after the date the initial $4,665,000 replacement reserve deposit has been spent on approved capital expenditures and (ii) August 6, 2017. In addition, the borrower will be required to deposit 1/12 of the annual insurance premiums into the insurance reserve if an acceptable blanket policy is no longer in place.

Current Mezzanine or Subordinate Indebtedness. A $7,050,000 mezzanine loan was funded concurrently with the HDM Apartment Portfolio Loan. The mezzanine loan is co-terminus with the HDM Apartment Portfolio Loan, accrues interest at a rate of 11.5000% and is interest only for the full term. An intercreditor agreement is in place.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

Partial Release. On any date after September 6, 2015, the borrower may obtain the release of any individual property upon a bona fide third party sale of such property, and the following conditions, among others, have been met: (i) borrower shall make a prepayment of principal in an amount equal to 120% of the allocated loan amount for such property, (ii) the combined DSCR of the mezzanine and senior loans for the remaining properties is no less than the greater of (a) the combined DSCR of the mezzanine and senior loans preceding such sale and (b) 1.10x, (iii) the combined LTV of the mezzanine and senior loan is no more than the lesser of (a) the combined LTV of the senior and mezzanine loans preceding such sale and (b) 85.0%, (iv) payment of the applicable yield maintenance premium and (v) delivery of a rating agency confirmation if required by lender. In addition, upon such release, the debt service amount for the HDM Apartment Portfolio Loan will be recalculated using an amortization schedule based on the then-remaining portion of the original 360-month calculation period.

Substitution of Collateral. None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Houston and Irving, TX	Collateral Asset Summary – Loan No. 5 HDM Apartment Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,000,000 74.9% 1.39x 8.9%

CARTIFACT
DALLAS FORT WORTH INTERNATIONAL AIRPORT
National Scouting Museum
Irving Mall
AIRPORT FWY
Irving
Euless
DART
Irving City Hall
Irving Public Library
Highland Park
DALLAS LOVE FIELD
DALLAS NORTH TWY
Dallas
CBD
Arlington
Grand Prairie
Verizon Theatre at Grand Prairie
Six Flags
AT&T Stadium

Cypress
Atascocita
GEORGE BUSH INTERCONTINENTAL AIRPORT
HARDY TOLLWAY
Crosby
Addicks
Katy
Houston
DOWNTOWN HOUSTON
Baytown
WESTPARK TOLLWAY
Alief
Pasadena
Sugar Land
Missouri City
WILLIAM P. HOBBY AIRPORT
ELLINGTON FIELD
SAM HOUSTON TOLLWAY
Rosenberg
Pearland
Galveston Bay

HDM APARTMENT PORTFOLIO

1	Oak Villas	2346 North MacArthur Boulevard	Irving, TX	75062
2	Park Village	14100 Rio Bonito	Houston, TX	77083
3	Braeburn Colony	8917 South Gessner Road	Houston, TX	77074
4	Applewood Village Townhomes	15455 Ella Boulevard	Houston, TX	77090
5	Beacon Hill	8110 Creekbend Drive	Houston, TX	77071

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5701 East Hillsborough Avenue Tampa, FL 33610	Collateral Asset Summary – Loan No. 6 Netpark Tampa Bay	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,400,000 57.9% 2.21x 16.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5701 East Hillsborough Avenue Tampa, FL 33610	Collateral Asset Summary – Loan No. 6 Netpark Tampa Bay	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,400,000 57.9% 2.21x 16.1%

Mortgage Loan Information
Loan Seller:	UBSRES
Loan Purpose:	Refinance
Sponsor:	William L. Anderson
Borrower(1):	Various
Original Balance:	$47,400,000
Cut-off Date Balance:	$47,400,000
% by Initial UPB:	3.7%
Interest Rate:	4.9075%
Payment Date:	6th of each month
First Payment Date(2):	August 6, 2014
Maturity Date:	August 6, 2024
Amortization(2):	Interest only for the first 61 months; 360 months thereafter
Additional Debt:	Future Mezzanine Debt Permitted
Call Protection(2):	L(13), YM1(101), O(7)
Lockbox / Cash Management:	Hard / Springing

Reserves(3)
	Initial	Monthly
Taxes:	$695,912	$65,652
Insurance:	$151,266	$42,018
Replacement:	$0	$11,613
TI/LC:	$2,500,000	Springing
Unfunded Obligations:	$764,280	$0
Corinthian Reserve:	$2,700,000	$0
Major Tenant TI/LC:	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$51
Balloon Balance / Sq. Ft.:	$47
Cut-off Date LTV(4):	57.9%
Balloon LTV:	53.3%
Underwritten NOI DSCR(5):	2.52x
Underwritten NCF DSCR(5):	2.21x
Underwritten NOI Debt Yield:	16.1%
Underwritten NCF Debt Yield:	14.1%
Underwritten NOI Debt Yield at Balloon:	17.4%
Underwritten NCF Debt Yield at Balloon:	15.3%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Suburban Office
Collateral:	Fee Simple
Location:	Tampa, FL
Year Built / Renovated:	1976 / 1999
Total Sq. Ft.:	929,023
Property Management:	Bluett Capital Realty, Inc.
Underwritten NOI:	$7,610,862
Underwritten NCF:	$6,678,837
“As-is” Appraised Value:	$81,900,000
“As-is” Appraisal Date:	May 14, 2014
“As Stabilized” Appraised Value(4):	$85,400,000
“As Stabilized” Appraisal Date(4):	May 14, 2015

Historical NOI
Most Recent NOI:	$7,634,396 (T-12 March 31, 2014)
2013 NOI(6):	$7,814,524 (December 31, 2013)
2012 NOI:	$6,174,642 (December 31, 2012)
2011 NOI:	$6,169,034 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	84.4% (May 1, 2014)
2013 Occupancy:	85.9% (December 31, 2013)
2012 Occupancy:	78.3% (December 31, 2012)
2011 Occupancy:	75.7% (December 31, 2011)
(1)	See “The Borrower / Sponsor” herein.
(2)
The first payment date under the mortgage loan documents will be in September 2014. UBSRES will remit to the depositor on the closing date a payment in an amount equal to 31 days of interest for the interest accrual period relating to the first distribution date in August 2014 at the related interest rate on the principal balance as of the cut-off date. Such amount will be deposited into the distribution account and will be included in the funds available for the first distribution date in August 2014. The first payment date, interest only period and call protection have been adjusted to reflect this additional payment being made by UBSRES.

(3)	See “Initial Reserves” and “Ongoing Reserves” herein.
(4)	The “As Stabilized” LTV is 55.5% based on achieving a stabilized occupancy of 91.4%.
(5)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 3.23x and 2.83x, respectively.
(6)	2013 NOI increased compared to 2011 NOI and 2012 NOI due to increased occupancy.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5701 East Hillsborough Avenue Tampa, FL 33610	Collateral Asset Summary – Loan No. 6 Netpark Tampa Bay	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,400,000 57.9% 2.21x 16.1%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF(2)	% of Total U/W Base Rent(2)(3)	Lease Expiration
Humana Medical Plan, Inc.	BBB/Baa3/BBB+	170,051	18.3%	$17.74	25.0%	11/30/2016(4)
Express Scripts Pharmacy, Inc.	BBB/Baa3/BBB+	143,274	15.4%	$16.14	19.1%	10/31/2018(5)
Corinthian Colleges, Inc.	NR/NR/NR	134,913	14.5%	$18.60	20.8%	10/31/2018(6)
Streetlinks, LLC	WD/Baa2/BBB+	77,050	8.3%	$15.25	9.7%	6/30/2018(7)
JC III & Associates, Inc.	NR/NR/NR	68,158	7.3%	$13.50	7.6%	8/31/2015
Total Major Tenants		593,446	63.9%	$16.74	82.2%
Remaining Tenants		190,306	20.5%	$11.33	17.8%
Total Occupied Collateral		783,752	84.4%	$15.43	100.0%
Vacant		145,271	15.6%
Total		929,023	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease
(2)	Includes contractual rent steps through June 1, 2015.
(3)	% of Total U/W Base Rent is based on total occupied net rentable area and excludes any gross up of vacant space.
(4)	Humana Medical Plan, Inc. has two five-year renewal options remaining.
(5)
Express Scripts Pharmacy, Inc. has three five-year renewal options remaining. Express Scripts Pharmacy, Inc. has a one-time right to reduce its leased premises by 47,758 sq. ft. with written notice on or before January 1, 2016 and payment of a termination fee in amount equal to unamortized tenant improvements, leasing commissions, legal fees, and rent concessions costs.

(6)	Corinthian Colleges, Inc. has two five-year renewal options remaining.
(7)	Streetlinks, LLC has two five-year renewal options remaining. Streetlinks, LLC also has the right to terminate its lease on June 30, 2016 with nine months prior notice.

Lease Rollover Schedule(1)(2)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF (2)(3)	% U/W Base Rent Rolling(2)(3)	Cumulative % of U/W Base Rent(2)(3)
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2015	1	68,158	7.3%	68,158	7.3%	$13.50	7.6%	7.6%
2016	8	180,043	19.4%	248,201	26.7%	$18.04	26.9%	34.5%
2017	5	34,656	3.7%	282,857	30.4%	$15.62	4.5%	39.0%
2018	9	417,304	44.9%	700,161	75.4%	$16.34	56.4%	95.4%
2019	2	23,628	2.5%	723,789	77.9%	$17.09	3.3%	98.7%
2020	1	8,596	0.9%	732,385	78.8%	$17.25	1.2%	99.9%
2021	0	0	0.0%	732,385	78.8%	$0.00	0.0%	99.9%
2022	0	0	0.0%	732,385	78.8%	$0.00	0.0%	99.9%
2023	2	33,856	3.6%	766,241	82.5%	$0.00	0.0%	99.9%
2024	0	0	0.0%	766,241	82.5%	$0.00	0.0%	99.9%
Thereafter	4	17,511	1.9%	783,752	84.4%	$0.48	0.1%	100.0%
Vacant	NAP	145,271	15.6%	929,023	100.0%	NAP	NAP
Total / Wtd. Avg.	32	929,023	100.0%			$15.43	100.0%
(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the stacking plan.

(2)	Includes contractual rent steps through June 1, 2015.
(3)	Based on the underwritten occupied base rent and underwritten occupied sq. ft., and exclude any gross up of vacant space.

The Loan. The Netpark Tampa Bay loan (the “Netpark Tampa Bay Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 929,023 sq. ft. suburban office building located at 5701 East Hillsborough Avenue in Tampa, Florida (the “Netpark Tampa Bay Property”) with an original principal balance of $47.4 million. The Netpark Tampa Bay Loan has a 10-year term and amortizes on a 30-year schedule after an initial 61-month interest only period. The Netpark Tampa Bay Loan accrues interest at a fixed rate equal to 4.9075% and has a cut-off date balance of $47.4 million. Loan proceeds, together with an existing TI/LC reserve of $2.5 million and borrower equity of $468,658 were used to retire existing debt of approximately $42.2 million, fund upfront reserves of approximately

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5701 East Hillsborough Avenue Tampa, FL 33610	Collateral Asset Summary – Loan No. 6 Netpark Tampa Bay	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,400,000 57.9% 2.21x 16.1%

$6.8 million, and pay closing costs of approximately $1.3 million. Based on the “As-is” appraised value of $81.9 million as of May 14, 2014, the cut-off date LTV is 57.9%. Based on the “As Stabilized” appraised value of $85.4 million as of May 14, 2015, the “As Stabilized” LTV is 55.5%.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$47,400,000	94.1%	Loan Payoff	$42,208,324	83.8%
Existing TI/LC Reserve	$2,500,000	5.0%	Upfront Reserves	$6,811,458	13.5%
Borrower Equity	$468,658	0.9%	Closing Costs	$1,348,875	2.7%
Total Sources	$50,368,658	100.0%	Total Uses	$50,368,658	100.0%

The Borrower / Sponsor. The borrowers will consist of 35 entities in a Tenant-In-Common (“TIC”) structure. Each entity will own an undivided tenancy-in-common interest in the Netpark Tampa Bay Property. The sponsor of the borrower and the nonrecourse carve-out guarantor is William L. Anderson, founder of Anderson Properties in 1984. Mr. Anderson has developed and built over 1.2 million sq. ft. of retail, Class A office and flex space. Anderson Properties currently owns, leases and manages over 700,000 sq. ft. of property, with an current average occupancy of 95.0%. Mr. Anderson is also currently in the process of developing a 100,000 sq. ft., Class A, office complex.

The Property. The Netpark Tampa Bay Property consists of a two-story office building and outparcel building totaling 929,023 sq. ft. located on a 98.7 acre site at 5701 East Hillsborough Avenue in Tampa, Florida. The Netpark Tampa Bay Property was originally built in 1976 as an enclosed retail mall and converted to office use in 1999 at a cost of approximately $75.0 million. As part of this renovation, the center court area was converted into a 65 foot high atrium that includes 54 skylights and light wells. Since acquiring the Netpark Tampa Bay Property in 2003, the sponsor has invested over $15.0 million in building and tenant improvements. Amenities at the Netpark Tampa Bay Property include a dining facility, a fitness center, a conference center, a child day care facility, an auditorium, 24/7 on-site security, a bus transfer station, a card access system, a bank ATM and on-site management. The Netpark Tampa Bay Property also provides redundant power and fiber optics, and multiple data, phone and cable providers. As of May 1, 2014, the Netpark Tampa Bay Property was 84.4% leased to approximately 23 regional and national tenants. The Netpark Tampa Bay Property has 5,144 parking spaces, including surface parking of 4,378 spaces and a 5-story parking garage with 766 spaces, for a parking ratio of 5.5 spaces per 1,000 sq. ft. The 5-story parking garage was built by Medco Health Solutions of Netpark (“Medco”) and is used exclusively by the current tenant, Express Scripts Pharmacy, Inc. (“Express Scripts”) after Express Scripts merged with the original tenant, Medco, in April 2012.

Environmental Matters. The Phase I environmental report dated May 27, 2014 recommended no further action at the Netpark Tampa Bay Property.

Major Tenants.

Humana Medical Plan, Inc. (170,051 sq. ft., 18.3% of NRA, 25.0% of U/W Base Rent) Headquartered in Louisville, Kentucky, Humana Medical Plan, Inc. (“Humana”) is a health care company offering a wide range of health and wellness products and services for its approximately 12.0 million medical and 8.0 million specialty health plan members nationwide. Humana generated $41.3 billion in net revenues for the fiscal year 2013, which is a 5.6% increase as compared to the fiscal year 2012 revenue of $39.1 billion. Humana leases 170,051 sq. ft., consisting of multiple suites expiring in November 2016. Upon lease expiration, Humana has two, five-year renewal options.

Express Scripts Pharmacy, Inc. (143,274 sq. ft., 15.4% of NRA, 19.1% of U/W Base Rent) Express Scripts Pharmacy, Inc. handles millions of prescriptions each year through home delivery from the Express Scripts Pharmacy, Inc. and at retail pharmacies (“Express Scripts”). Founded in 1986, Express Scripts aligns its interests with plan sponsors and its members. Express Scripts is based in St. Louis and has 30,000 employees in administrative, pharmacy, and customer service operations throughout the United States and Canada. Express Scripts Pharmacy merged with Medco, the original tenant, in April 2012. Express Scripts Holding Company, parent company of Express Scripts and Medco, generated $104.1 billion in revenues for the fiscal year 2013, which is an 11.1% increase as compared to the fiscal year 2012 revenue of $93.7 billion. Net income increased to $1.84 billion from $1.31 billion, which is an increase of 40.5%. Express Scripts leases 143,274 sq. ft. expiring in October 2018. Since initial occupancy in 2001, Medco has invested over $26.5 million in the space by building a 766 space parking garage for the exclusive use of its employees. Upon lease expiration, Express Scripts has three, five-year renewal options. Express Scripts has a one-time right to reduce its leased premises by 47,758 sq. ft. with written notice on or before January 1, 2016 and payment of a termination fee in amount equal to unamortized tenant improvements, leasing commissions, legal fees, and rent concessions costs. Such space must be mutually acceptable between the landlord and tenant and the space must have legal exits and egress to public parking.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5701 East Hillsborough Avenue Tampa, FL 33610	Collateral Asset Summary – Loan No. 6 Netpark Tampa Bay	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,400,000 57.9% 2.21x 16.1%

Corinthian Colleges, Inc. (134,913 sq. ft., 14.5% of NRA, 20.8% of U/W Base Rent) Founded in 1995, Corinthian Colleges, Inc. (“Corinthian”) is one of the largest post-secondary education companies in North America. Corinthian offers short-term diploma programs and associate, bachelor’s and master’s degrees. Corinthian’s main program areas include health care, criminal justice, business, information technology, transportation technology and maintenance, and construction trades. As of June 30, 2013, Corinthian had approximately 81,300 students and 15,200 employees, including 6,000 faculty. Corinthian generated $1.6 billion in net revenues for the fiscal year 2013, which is a 1.2% increase as compared to the fiscal year 2012 revenue of $1.58 billion. Corinthian is facing financial and legal issues as a result of ongoing allegations that it used deceptive practices to boost its job placement statistics, but has signed an operating agreement with the U.S. Department of Education that will allow it to maintain uninterrupted daily operations. Corinthian leases multiple suites totaling 134,913 sq. ft. expiring in October 2018. Upon lease expiration, Corinthian has two, five-year renewal options.

The Market. The Tampa-St. Petersburg-Clearwater Metropolitan Statistical Area (the “Tampa MSA”), which has a population of approximately 2.9 million, is the second most populous metropolitan area in the state of Florida and had an unemployment rate of 6.0% as of December 2013. Several Fortune 1000 companies are headquartered in the Tampa MSA including OSI Restaurant Partners, WellCare, TECO Energy and Raymond James Financial. The Netpark Tampa Bay Property is located 6.7 miles north of downtown Tampa and 14.7 miles east of the Tampa International Airport. The Tampa International Airport is the 31st busiest airport by passenger movement with 19 carriers and approximately 16.9 million passengers last year annually. The Port of Tampa has historically been a large part of the Tampa MSA’s economy and is the largest port in Florida. The Netpark Tampa Bay Property is located near three interstate highways, Interstates 4, 75 and 275, and is at the intersection of two major arterial roads with direct ramp access to these highways. Access is provided by the Interstate 4 / Interstate 75 interchange which is four miles west of the Netpark Tampa Bay Property. Interstate 4 traverses the neighborhood east into Orlando, Florida and upwards towards the east coast of Florida. Interstate 75 traverses the neighborhood south towards Fort Lauderdale, Florida, and north to Canada.

According to a market research report, the Netpark Tampa Bay Property is located in the Tampa/St. Petersburg office market and the I-75 Corridor office submarket. As of the end of the first quarter of 2014, the Tampa/St. Petersburg office market consisted of approximately 146.95 million sq. ft. within 12,778 buildings with an overall vacancy rate of 12.5%. The quoted rental rate for the market was $18.50 per sq. ft., which represented a $0.04 per sq. ft. increase over the previous quarter’s value of $18.46 per sq. ft. As of the first quarter of 2014, the I-75 Corridor office submarket contained 1,251 buildings with approximately 19.3 million sq. ft. of office space and an average asking rent of $18.64 per sq. ft., which represents a $0.05 per sq. ft. increase over the previous quarter. The overall vacancy rate in the submarket was 13.0%, which represented a decrease of approximately 40 basis points over the previous quarter’s vacancy rate of 13.4%.

Lease Comparables(1)
Property	City, State	Distance	Occupancy	Year Built	Lease Area (Sq. Ft.)	Asking Rate PSF (Net)	Class
Netpark Tampa Bay Property	Tampa, FL	NAP	84%(2)	1976	929,023	$15.43(2)	B
Lakeview Center	Tampa, FL	3.2 mi	89%	1984	187,992	$16.00	B
Sabal Business Center VI	Tampa, FL	4.5 mi	100%	1988	96,346	$12.25	B
Eastpointe @ Corporex	Tampa, FL	3.0 mi	81%	1987	81,805	$16.50	B
Interstate Corporate Center	Tampa, FL	2.5 mi	83%	1984	344,467	$18.00	NAP
Oakview Center	Tampa, FL	6.9 mi	59%	1997	79,690	$18.00	A
Riverside at Telecom Park	Tampa, FL	7.3 mi	60%	1989	170,195	$19.76	A
Former I.T. Facility	Riverview, FL	7.4 mi	0%	1999	99,039	$19.75	A
HSBC Building	Tampa, FL	5.9 mi	0%	2002	60,000	$14.00	B
Total / Wtd. Avg.(3)					1,119,534	$17.27
(1)	Source: Appraisal.
(2)	Based on rent roll dated May 1, 2014.
(3)	Total / Wtd. Avg. does not include the Netpark Tampa Bay Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5701 East Hillsborough Avenue Tampa, FL 33610	Collateral Asset Summary – Loan No. 6 Netpark Tampa Bay	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,400,000 57.9% 2.21x 16.1%

Cash Flow Analysis.

Cash Flow Analysis
	2012	2013(1)	TTM 3/31/2014	U/W	U/W PSF
Base Rent	$10,498,916	$11,748,320	$11,788,275	$11,766,427	$12.67
Value of Vacant Space	0	0	0	2,361,624	2.54
Rent Steps(2)	0	0	0	323,717	0.35
Gross Potential Rent	$10,498,916	$11,748,320	$11,788,275	$14,451,767	$15.56
Total Recoveries	471,724	605,022	378,629	221,412	0.24
Total Other Income	241,358	215,834	233,752	225,000	0.24
Less: Vacancy(3)	(102,590)	0	0	(2,361,624)	(2.54)
Effective Gross Income	$11,109,408	$12,569,176	$12,400,655	$12,536,556	$13.49
Total Operating Expenses	4,934,766	4,754,651	4,766,259	4,925,694	5.30
Net Operating Income	$6,174,642	$7,814,524	$7,634,396	$7,610,862	$8.19
TI/LC	0	0	0	792,672	0.85
Capital Expenditures	0	0	0	139,353	0.15
Net Cash Flow	$6,174,642	$7,814,524	$7,634,396	$6,678,837	$7.19

(1)	NOI in 2013 increased over 2011 and 2012 NOI due to increased occupancy.
(2)	U/W Base Rent includes contractual rent steps through June 1, 2015.
(3)	U/W Vacancy is underwritten to actual vacancy of 15.6% per the May 1, 2014 rent roll.

Property Management. The Netpark Tampa Bay Property is managed by Bluett Capital Realty, Inc., a commercial real estate services for property owners, tenants and investors. Bluett and Associates has leased, managed and consulted on 50 million sq. ft. of industrial, office retail and multi-family space for over 130 ownership entities.

Lockbox / Cash Management. The Netpark Tampa Bay Loan is structured with a hard lockbox and springing cash management. The borrower sent tenant direction letters to all tenants instructing them to deposit all rents and other payments into the lockbox account controlled by the lender. So long as no Cash Management Trigger Event Period (as defined herein) exists, all funds in the clearing account are required to be released to the borrower. During the existence of a Cash Management Trigger Event Period, all funds in the lockbox account are swept daily to a cash management account under the control of the lender and applied during each interest period of the loan term to payments of debt service, required reserves, approved operating expenses and other items required under the loan documents. The remaining cash flow will be released to the borrower. During the existence of any Cash Sweep Event Period (as defined herein), all funds remaining in the cash management account are required to be held by the lender as additional collateral for the loan in the major tenant TI/LC account if the Cash Sweep Event Period was caused by a Major Tenant Trigger Event (as defined herein), or in the excess cash flow account if the Cash Sweep Event Period was caused by any other event.

A “Cash Management Trigger Event Period” will exist (i) during a Cash Sweep Event Period, (ii) if the debt service coverage ratio based on the trailing 12 month period is less than 1.50x (iii) during a Major Tenant Trigger Event or (iv) if Borrower exercises its mezzanine loan option, and will be cured, (A) with respect to clause (i) above, upon the cure of a Cash Sweep Event Period, (B) with respect to clause (ii) above, upon the date the debt service coverage ratio based on the trailing 12 month period is greater than 1.55x for two consecutive quarters, and (C) with respect to clause (iii) above, upon the cure of a Major Tenant Trigger Event. With respect to clause (iv) above, Borrower does not have any cure rights.

A “Cash Sweep Event Period” will exist upon (i) the occurrence of an event of default, (ii) any bankruptcy action of the borrower, guarantor or manager, (iii) if the debt service coverage ratio based on the trailing 12 month period is less than 1.40x or (iv) a felony indictment for fraud of manager or any officer or director of manager and will be cured, (A) with respect to clause (i) above, upon the cure of such event of default and acceptance of such cure by lender, (B) with respect to clause (ii) above, upon the discharged, stayed or dismissed filing within 60 days for the borrower or guarantor and 120 days for the manager and lender determination that such filing does not materially affect the borrower’s, guarantor’s or manager’s monetary obligations or ability to perform its obligations under the loan documents, (C) with respect to clause (iii) above, upon the date the debt service coverage ratio based on the trailing 12 month period is greater than 1.45x for two consecutive quarters and (D) with respect to clause (iv) above, upon the replacement of the affiliated manager with a qualified manager or the termination of the individual who committed the fraud.

A “Major Tenant Trigger Event” occurs upon (i) the bankruptcy action of a Major Tenant (as defined herein) or any guarantor under any Major Tenant lease, (ii) either (a) a Major Tenant providing notice of its intent to terminate its lease, (b) a Major Tenant providing notice of its intent not to extend or renew its lease, (c) a Major Tenant fails to provide notice of its intent to renew or extend its lease by the

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5701 East Hillsborough Avenue Tampa, FL 33610	Collateral Asset Summary – Loan No. 6 Netpark Tampa Bay	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,400,000 57.9% 2.21x 16.1%

date specified on its lease or 12 months prior to lease expiration, or (d) a Major Tenant terminates its lease, (iii) the Major Tenant either (a) provides notice of its intent to go dark, or (b) going dark, or (iv) a default under a Major Tenant lease and will be cured, (A) with respect to clause (i) above, upon written evidence that the Major Tenant is in compliance with all terms of its lease, (B) with respect to clause (ii) above, either (a) the Major tenant has renewed its lease with a expiration date at least two years after the maturity date of the loan, (b) lender has been provided a Major Tenant estoppel certificate, or (c) the borrower has re-let the entire Major Tenant space to one or more replacement tenant(s), (C) with respect to clause (iii) above, upon either (a) the borrower providing written evidence that the Major Tenant is open for business or (b) the borrower has re-let the entire Major Tenant space to one or more replacement tenant(s), (D) with respect to clause (iv) above, upon the cure of such event of default and the borrower has provided the lender with a Major Tenant estoppel certificate.

“Major Tenant” means (i) Humana, (ii) Express Scripts, (iii) Corinthian or (iv) any tenant or replacement that together with its affiliates, leases space comprising 20% more of either (a) the total rentable square footage or (b) the total in-place base rent.

Initial Reserves. At closing, the borrower deposited (i) $695,912 into a tax reserve account, (ii) $151,266 into an insurance reserve account, (iii) $2,500,000 into the TI/LC reserve account to cover lease up costs for space that is currently vacant or occupied by Corinthian, (iv) $764,280 into the unfunded obligations reserve account for any outstanding tenant improvement and leasing commissions and (v) $2,700,000 in the Corinthian reserve as additional collateral for the loan to be released once the space currently occupied by Corinthian is re-leased to a new tenant acceptable to lender.

Ongoing Reserves. On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $65,652, into a tax reserve account, (ii) 1/12 of the annual insurance premiums, which currently equates to $42,018, into an insurance reserve account, and (iii) $11,613 into a capital expenditure account. The borrower will also be required to deposit (i) $41,667 into a TI/LC reserve account if the upfront TI/LC reserve account falls below $1,000,000 (monthly TI/LC reserve deposits will be capped at $1,000,000) and (ii) all excess cash flow into the Major Tenant TI/LC account during a Major Tenant Trigger Event.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. Future mezzanine debt is permitted, provided among other things, (i) no event of default has occurred and is continuing, (ii) the combined LTV does not exceed 70.0%, (iii) the combined DSCR is not less than 1.50x and (iv) the combined debt yield is not less than 11.5%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5701 East Hillsborough Avenue Tampa, FL 33610	Collateral Asset Summary – Loan No. 6 Netpark Tampa Bay	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,400,000 57.9% 2.21x 16.1%

MAP © 2014 CARTIFACT · DATA © BROADMAP
Netpark Tampa Bay
5701 East Hillsborough Avenue
Tampa, FL 33610
Tampa
DOWNTOWN TAMPA
Citrus Park
Westfield Citrus Park
WESTCHASE
CARROLLWOOD
PLANTATION
SHELDON CHASE
TWELVE OAKS
Town 'N' Country
Egypt Lake
PINECREST WEST PARK
EAST TAMPA
TAMPA HEIGHTS
University of South Florida
University Mall
Busch Gardens Tampa
TEMPLE TERRACE
TAMPA EXECUTIVE AIRPORT
TAMPA INTERNATIONAL AIRPORT
International Plaza
Raymond James Stadium
St Pete Times Forum
PETER O KNIGHT AIRPORT
BEACH PARK
VIRGINIA BEACH
SOUTHWEST TAMPA
MACDILL AIR FORCE BASE
Old Tampa Bay
Tampa Bay
Hillsborough Bay
Westfield Brandon
Apollo Beach
CHEVAL
W HILLSBOROUGH AVE
W COLUMBUS DR
W JOHN F KENNEDY BLVD
SELMON EXPY
W GANDY BLVD
GULF OF MEXICO
Clearwater
Largo
St Petersburg
Brandon
Lakeland
Bradenton
Sarasota
Zephyrhills
Wesley Chapel
Riverview
Greater Sun City
Palmetto
Parrish
Tarpon Springs
Odessa
Dunedin
Seminole
Gibsonton

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1701 Atlantic Avenue Ocean City, MD 21842	Collateral Asset Summary – Loan No. 7 Holiday Inn & Suites Ocean City	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,000,000 72.3% 1.58x 11.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1701 Atlantic Avenue Ocean City, MD 21842	Collateral Asset Summary – Loan No. 7 Holiday Inn & Suites Ocean City	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,000,000 72.3% 1.58x 11.1%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Refinance
Sponsor:	Hale Harrison; John H. Harrison
Borrower:	Harrison HI 18, LLC; Harrison Inn Ocean View SPE, LLC
Original Balance:	$47,000,000
Cut-off Date Balance:	$47,000,000
% by Initial UPB:	3.6%
Interest Rate:	4.7900%
Payment Date:	6th of each month
First Payment Date:	August 6, 2014
Maturity Date:	July 6, 2024
Amortization:	360 months
Additional Debt(1):	Future Unsecured Subordinate Debt Permitted
Call Protection:	L(24), D(92), O(4)
Lockbox / Cash Management:	Hard / Springing

Reserves(2)
	Initial	Monthly
Taxes:	$551,378	$50,212
Insurance:	$0	Springing
FF&E:	$0	4.0% of prior month’s gross revenues
Required Repairs:	$20,938	NAP
PIP Reserve:	$0	Springing
Seasonal Working Capital:	$0	Various

Financial Information
Cut-off Date Balance / Room:	$223,810
Balloon Balance / Room:	$182,767
Cut-off Date LTV(3):	72.3%
Balloon LTV:	59.0%
Underwritten NOI DSCR:	1.76x
Underwritten NCF DSCR:	1.58x
Underwritten NOI Debt Yield:	11.1%
Underwritten NCF Debt Yield:	10.0%
Underwritten NOI Debt Yield at Balloon:	13.6%
Underwritten NCF Debt Yield at Balloon:	12.2%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Full Service Hospitality
Collateral:	Fee Simple
Location:	Ocean City, MD
Year Built / Renovated:	2001-2003 / 2009-2013
Total Rooms:	210
Property Management:	Harrison Inn 18 Management Enterprises, Inc.
Underwritten NOI:	$5,209,997
Underwritten NCF:	$4,678,091
“As-is” Appraised Value:	$65,000,000
“As-is” Appraisal Date:	May 1, 2014
“As Stabilized” Appraised Value(3):	$70,000,000
“As Stabilized” Appraisal Date(3):	May 1, 2016

Historical NOI
Most Recent NOI:	$5,205,780 (T-12 May 31, 2014)
2013 NOI:	$5,114,153 (December 31, 2013)
2012 NOI:	$5,472,852 (December 31, 2012)
2011 NOI:	$5,273,931 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	70.4% (May 31, 2014)
2013 Occupancy:	67.0% (December 31, 2013)
2012 Occupancy:	67.4% (December 31, 2012)
2011 Occupancy:	66.1% (December 31, 2011)
(1)	See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
(2)	See “Initial Reserves” and “Ongoing Reserves” herein.
(3)
The “As Stabilized” Appraised Value is based on a stabilized ADR of $252.32 and a stabilized occupancy of 68.0%. Based on the Cut-off Date Balance of $47.0 million, the “As Stabilized” LTV ratio is 67.1%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1701 Atlantic Avenue Ocean City, MD 21842	Collateral Asset Summary – Loan No. 7 Holiday Inn & Suites Ocean City	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,000,000 72.3% 1.58x 11.1%

Historical Occupancy, ADR, RevPAR(1)
	Holiday Inn & Suites Ocean City Property(2)			Competitive Set			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2011	66.2%	$223.64	$148.01	58.2%	$174.85	$101.75	113.7%	127.9%	145.5%
2012	68.1%	$229.52	$156.32	58.7%	$182.65	$107.25	116.0%	125.7%	145.8%
2013	67.3%	$227.90	$153.35	57.7%	$185.92	$107.19	116.7%	122.6%	143.1%
T-12 May 2014	70.7%	$221.27	$156.45	57.8%	$186.45	$107.73	122.4%	118.7%	145.2%
(1)	Source: Hospitality research report.
(2)
The minor variances between the underwriting and the above table with respect to Occupancy, ADR and RevPAR at the Holiday Inn & Suites Ocean City Property are attributable to variances in reporting methodologies and/or timing differences.

The Loan. The Holiday Inn & Suites Ocean City loan (the “Holiday Inn & Suites Ocean City Loan”) is a fixed rate loan secured by the borrowers’ fee simple interest in a 210-room full service hotel located at 1701 Atlantic Avenue in Ocean City, Maryland (the “Holiday Inn & Suites Ocean City Property”) and has an original principal balance of $47.0 million. The Holiday Inn & Suites Ocean City Loan has a 10-year term and amortizes on a 30-year schedule. The Holiday Inn & Suites Ocean City Loan accrues interest at a fixed rate equal to 4.7900% and has a cut-off date balance of approximately $47.0 million. Holiday Inn & Suites Ocean City Loan proceeds, along with approximately $5.2 million of equity from the sponsor, were used to pay off previous debt of approximately $51.2 million, fund upfront reserves of $572,316 and pay closing costs of $361,980. Based on an “As-is” appraised value of $65.0 million as of May 1, 2014, the cut-off date LTV ratio is 72.3% and the remaining implied equity is $18.0 million. Based on an “As Stabilized” appraised value of $70.0 million as of May 1, 2016 (based on a stabilized ADR of $252.32 and a stabilized occupancy of 68.0%), the “As Stabilized” LTV ratio is 67.1%. The most recent prior financing of the Holiday Inn & Suites Ocean City Property was included in the JPMCC 2007-LD11 securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$47,000,000	90.1%	Loan Payoff	$51,236,392	98.2%
Sponsor Equity	$5,170,688	9.9%	Reserves	$572,316	1.1%
			Closing Costs	$361,980	0.7%
Total Sources	$52,170,688	100.0%	Total Uses	$52,170,688	100.0%

The Borrower / Sponsor. The borrowers, Harrison HI 18, LLC and Harrison Inn Ocean View SPE, LLC, are both single purpose Maryland limited liability companies with single purpose Delaware corporate managing members, structured to be bankruptcy-remote with two independent directors in their organizational structure. The sponsors of the borrowers and nonrecourse carve-out guarantors are Hale Harrison and John H. Harrison, on a joint and several basis.

Hale Harrison and John H. Harrison are brothers who jointly own a collection of hospitality assets, commercial real estate and businesses under the Harrison Group, which they founded in 1970. The Harrison Group owns and operates 10 hotels and numerous restaurants in Ocean City, Maryland.

The Property. The Holiday Inn & Suites Ocean City Property is a 210-room 14-story, all suite full service beachfront hotel with direct frontage to the boardwalk that runs along the southern portion of Ocean City. The Holiday Inn & Suites Ocean City Property has three pools including an oceanfront family pool, an indoor pool within the four-story atrium, and an oceanfront activity pool that features water fountains, children’s water slides and a lazy river. Additional amenities include three restaurants spread throughout the indoor and outdoor areas, a business center, a fitness center and approximately 1,000 sq. ft. of meeting space. The 210 suites are comprised of 39 king and 171 double queen suites. Each suite features a separate living area, a private balcony, and offers an array of amenities, including 37” flat-screen LCD televisions, a fully-equipped kitchenette, queen sofa-beds in the living rooms, free high-speed wireless internet, and dining areas with tables and chairs. Bathrooms offer rainfall shower heads and Jacuzzi bathtubs.

The Holiday Inn & Suites Ocean City Property features three restaurants including Hemingway’s Restaurant, Coral Reef Café and Deep End Poolside Bar & Grill. Additionally, there are six retail spaces located under the outdoor pools and along the boardwalk. These spaces are leased by the sponsors to four different entities. Parking is provided by a 218 space on-site parking lot as well as two additional parking parcels located on the western side of Atlantic Avenue. The hotel caters predominantly to leisure transient guests, given the seasonality and nature of the location.

The Harrison Group developed the Holiday Inn & Suites Ocean City Property in phases, from 2001 to 2003, for a total cost of approximately $51.0 million ($242,857 per room). Between 2009 and 2013, the sponsors spent approximately $2.3 million ($10,980 per room) in capital expenditures, replacing guestroom furniture, upgrading the lobby, pool and fitness center and repaving the parking lot.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1701 Atlantic Avenue Ocean City, MD 21842	Collateral Asset Summary – Loan No. 7 Holiday Inn & Suites Ocean City	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,000,000 72.3% 1.58x 11.1%

Additionally, the sponsors have a capital expenditure budget totaling approximately $377,000 ($1,795 per room) that includes replacing carpets in the guestroom corridors, replacing guestroom sofas, and renovating the restaurant.

The Holiday Inn & Suites Ocean City Property is subject to a franchise agreement with Holiday Inns Franchising, Inc. that expires in May 2021, at which time a property improvement plan (“PIP”) is expected to commence. Beginning 12 months prior to the expiration of the franchise agreement, all excess cash will be reserved and used to fund the anticipated PIP.

Environmental Matters. The Phase I environmental report dated May 15, 2014 recommended no further action at the Holiday Inn & Suites Ocean City Property.

The Market. The Holiday Inn & Suites Ocean City Property is located in Ocean City, Maryland with direct frontage to the boardwalk that runs along the southern portion of Ocean City. Ocean City is located in Worcester County, Maryland, and is a peninsula spanning approximately nine miles off the eastern coast of Maryland. Approximately eight million people visit Ocean City each year, with slightly more than half of the visitors coming during the three-month period between Memorial Day and Labor Day. The average summer weekend population is estimated to be more than 300,000 people, of which only approximately 8,000 are permanent residents.

The beach is a large focal point of Ocean City’s tourists, with the primary attraction of the beach being the boardwalk. The boardwalk is located on the southern portion of the island, spanning from the inlet to 27th Street. The boardwalk is densely improved with souvenir shops, thrift stores, arcades, restaurants, and cafes. The boardwalk is bookended by two amusement parks, the Jolly Roger Amusement Park located at the northern terminus of the boardwalk and the Jolly Roger at The Pier located at the southern end of the boardwalk. Other notable attractions during peak season include the Ocean City Air Show in June, Spring Fest in May, and the Sun Festival in September. The Holiday Inn & Suites Ocean City Property is located within three miles of the Assateague Island National Seashore, the Ocean City Life-Saving Station Museum, Ripley’s Believe It or Not! Museum, the Roland E. Powell Convention Center and the Ocean City Municipal Airport.

In recent years, Ocean City has seen an increase in visitors during the off-season, largely due to the Ronald E. Powell Convention Center. The convention center opened in 1997 and contains approximately 214,000 sq. ft. of multi-functional space, and can be converted into a 5,000 seat arena for various sports events and concerts. The convention center recently completed an approximately $9.0 million renovation of the 24,600 sq. ft. ballroom, and is currently undergoing construction of a 1,200-seat, two-level performing arts auditorium estimated to be completed by winter 2015. In addition to the convention center, Ocean City has many groups that visit the area in the months before and after the peak vacation season, including, cheerleading and soccer teams visiting for various tournaments, as well as large golf and fishing groups. Several new golf courses have recently opened in the county, and several more are in various stages of planning and construction. There are currently 14 championship courses available for golfers. In addition, boating facilities and public boating areas are located throughout Worcester County, including several wildlife management areas and the Pocomoke River State Forest and Park.

The subsequent chart presents primary competitors to the Holiday Inn & Suites Ocean City Property:

Primary Competitive Set(1)
Property	Rooms	Year Opened	Meeting Space (Sq. Ft.)	2013 Occupancy(2)	2013 ADR(2)	2013 RevPAR(2)
Holiday Inn & Suites Ocean City Property	210	2001	1,012	67.0%	$229.11	$153.39
Holiday Inn Ocean City	216	1981	6,700	70.0%	$154.00	$107.80
Clarion Resort Fontainebleau Hotel	250	1973	20,000	48.0%	$150.00	$72.00
Quality Inn Boardwalk	179	1985	1,000	61.0%	$172.00	$104.92
Carousel Hotel & Resort	259	1965	12,000	45.0%	$150.00	$67.50
Quality Inn & Suites Beachfront	110	1991	0	50.0%	$180.00	$90.00
Hilton Suites Ocean City Oceanfront	225	2006	1,066	69.0%	$270.00	$186.30
Courtyard Ocean City Oceanfront	91	2009	2,020	68.0%	$220.00	$149.60
Total / Wtd. Avg.(3)	1,330			57.8%	$181.18	$107.50
(1)	Source: Appraisal
(2)
2013 Occupancy, 2013 ADR and 2013 RevPAR represent estimates from the appraiser. The minor variances between the underwriting, the hospitality research report and the above table with respect to Occupancy, ADR and RevPAR at the Holiday Inn & Suites Ocean City Property are attributable to variances in reporting methodologies and/or timing differences.

(3)	Total / Wtd. Avg. excludes the Holiday Inn & Suites Ocean City Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1701 Atlantic Avenue Ocean City, MD 21842	Collateral Asset Summary – Loan No. 7 Holiday Inn & Suites Ocean City	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,000,000 72.3% 1.58x 11.1%

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	2013	T-12 5/31/2014	U/W	U/W per Room
Occupancy	66.1%	67.4%	67.0%	70.4%	70.4%
ADR	$217.48	$226.49	$223.01	$216.49	$216.49
RevPAR	$143.74	$152.56	$149.30	$152.34	$152.34

Room Revenue	$11,017,289	$11,693,776	$11,444,050	$11,676,581	$11,676,581	$55,603
F&B Revenue	1,227,930	1,263,510	1,275,719	1,323,984	1,323,984	6,305
Other Revenue	315,302	320,408	291,032	297,082	297,082	1,415
Total Revenue	$12,560,521	$13,277,694	$13,010,801	$13,297,647	$13,297,647	$63,322
Operating Expenses	3,065,506	3,237,480	3,378,895	3,629,347	3,629,347	17,283
Undistributed Expenses	3,088,606	3,350,625	3,248,820	3,169,810	3,169,810	15,094
Gross Operating Profit	$6,406,409	$6,689,589	$6,383,087	$6,498,490	$6,498,490	$30,945
Management Fee	376,816	398,331	390,324	398,929	398,929	1,900
Total Fixed Charges	755,662	818,406	878,610	893,780	889,564	4,236
Net Operating Income(1)	$5,273,931	$5,472,852	$5,114,153	$5,205,780	$5,209,997	$24,810
FF&E	502,421	531,108	520,432	531,906	531,906	2,533
Net Cash Flow	$4,771,511	$4,941,744	$4,593,721	$4,673,874	$4,678,091	$22,277
(1)
Ocean City experienced unusually heavy rain during summer of 2013 which contributed to a drop in 2013 Net Operating Income at the Holiday Inn & Suites Ocean City Property versus the 2012 Net Operating Income.

Property Management. The Holiday Inn & Suites Ocean City Property is managed by Harrison Inn 18 Management Enterprises, Inc., a borrower affiliate.

Lockbox / Cash Management. The Holiday Inn & Suites Ocean City Loan is structured with a hard lockbox and springing cash management. All rents and other payments are required to be deposited directly into a clearing account controlled by lender. Unless a Trigger Period (as defined herein) is ongoing, all amounts on deposit in the clearing account will be swept daily into the borrower’s account. During a Trigger Period, all amounts on deposit in the clearing account will be swept daily into an account controlled by the lender.

A “Trigger Period” will commence (i) upon an event of default under the loan, (ii) during a Low Debt Service Period (as defined herein) or (iii) during a Franchise Trigger Period (as defined herein).

A “Low Debt Service Period” will occur if the debt service coverage ratio is less than 1.15x on the last day of a calendar quarter and will cease to exist if the debt service coverage ratio exceeds 1.20x for six consecutive monthly payment dates.

A “Franchise Trigger Period” will commence on the date that is 12 months prior to the expiration of the franchise agreement or a replacement franchise agreement, and will cease upon (i) the execution of a renewal or new franchise agreement for a term at least two years beyond the maturity date of the Holiday Inn & Suites Ocean City Loan, (ii) the borrowers have delivered an acceptable PIP, if required, by the applicable franchisor, (iii) the borrowers have delivered an acceptable comfort letter from the applicable franchisor and (iv) 100% of the estimated PIP cost has been deposited, or an acceptable letter of credit has been provided, by the borrowers into a PIP reserve account.

Initial Reserves. At closing, the borrowers deposited (i) $551,378 into a tax reserve account and (ii) $20,938 into an immediate repair reserve.

Ongoing Reserves. On a monthly basis, the borrowers are required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $50,212, into a tax reserve account, (ii) an amount equal to 4.0% of the prior month’s gross revenues into an FF&E reserve account and (iii) (a) prior to the occurrence of a Trigger Period, all remaining gross revenue from the preceding calendar month after payment of the required monthly payments and operating expenses, subject to a monthly payment cap of $800,000, to a seasonal working capital reserve account, provided, however, that if funds on deposit in the seasonal working capital reserve are less than $2,775,000 on the payment date in August of each year, then the monthly cap of $800,000 will not apply until funds on deposit in the seasonal working capital reserve equal or exceed $2,775,000, or (b) during a Trigger Period, all excess cash from the preceding calendar month, subject to a reserve cap of $2,775,000. Provided there is no event of default continuing and gross

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1701 Atlantic Avenue Ocean City, MD 21842	Collateral Asset Summary – Loan No. 7 Holiday Inn & Suites Ocean City	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,000,000 72.3% 1.58x 11.1%

revenue is insufficient to make all monthly payments and a shortfall exists, (i) provided no Trigger Period is continuing, funds in the seasonal working capital reserve are to be applied, to the extent necessary and available, by the lender to such shortfalls, or (ii) during a Trigger Period, funds in the seasonal working capital reserve are to be applied, to the extent necessary and available, to the payment of the required monthly payments and operating expenses. Funds in the seasonal working capital reserve will be released to the borrowers on the payment day in May of each year. Additionally, if a Franchise Trigger Period occurs, all excess cash will be deposited into a PIP reserve account. The borrowers are further required to deposit 1/12 of the estimated annual insurance premiums into the insurance reserve if an acceptable blanket insurance policy is no longer in place.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. The borrowers are permitted to incur unsecured subordinate loans from Harrison Funding, Inc., an affiliate of the borrowers, up to no more than a maximum aggregate amount of 10.0% of the outstanding principal balance of the Holiday Inn & Suites Ocean City Loan, provided that Harrison Funding, Inc. executes a subordination and standstill agreement in favor of the lender with respect to each subordinate loan and the borrowers provide a copy of the note evidencing each subordinate loan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1701 Atlantic Avenue Ocean City, MD 21842	Collateral Asset Summary – Loan No. 7 Holiday Inn & Suites Ocean City	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,000,000 72.3% 1.58x 11.1%

CARTIFACT
Holiday Inn & Suites Ocean City
1701 Atlantic Avenue
Ocean City, MD 21842
Assawoman Bay
St Martin River
Isle Of Wight Bay
ATLANTIC OCEAN
Sinepuxent Bay
Chincoteague Bay
Ocean City
Berlin
Jolly Roger Amusement Park
Bajas Amusement Park
Trimper's Rides & Amusements
Ocean Downs Racetrack
OCEAN CITY MUNICIPAL AIRPORT
OCEAN CITY EXP
OCEAN DOWNS RD
OCEAN PKY
OCEAN GTWY
COASTAL HWY
N PHILADELPHIA AVE
BERLIN DOVER RD
FRIENDSHIP RD
ASSATEAGUE RD
STEPHEN DECATUR HWY
WORCESTER HWY
113
90
50
528
611
376
York
Philadelphia
Wilmington
Atlantic City
Vineland
Baltimore
Washington DC
Dover
Milford
Lewes
Waldorf
Cambridge
Salisbury
Ocean City

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

(THIS PAGE INTENTIONALLY LEFT BLANK)

1261 South 820 East, 825 East 1180 South and 1120 South 630 East American Fork, UT 84003	Collateral Asset Summary – Loan No. 8 North Pointe Business Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,500,000 72.4% 1.38x 10.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1261 South 820 East, 825 East 1180 South and 1120 South 630 East American Fork, UT 84003	Collateral Asset Summary – Loan No. 8 North Pointe Business Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,500,000 72.4% 1.38x 10.4%

Mortgage Loan Information
Loan Seller:	UBSRES
Loan Purpose:	Refinance
Sponsor:	Mark H. Robinson; Michael N. Robinson; Keith W. Casey; Kevin L. Casey
Borrower:	North Pointe Buildings LLC
Original Balance:	$36,500,000
Cut-off Date Balance:	$36,500,000
% by Initial UPB:	2.8%
Interest Rate:	4.6000%
Payment Date:	6th of each month
First Payment Date:	August 6, 2014
Maturity Date:	July 6, 2024
Amortization:	Interest only for first 24 months; 300 months thereafter
Additional Debt(1):	$4,000,000 Mezzanine Loan
Call Protection:	L(24), D(92), O(4)
Lockbox / Cash Management:	Hard / In Place

Reserves(2)
	Initial	Monthly
Taxes:	$189,666	$22,054
Insurance:	$62,743	$6,536
Replacement:	$0	$4,175
TI/LC:	$0	$22,963
Required Repairs:	$21,236	NAP
Schein Expansion Build-out:	$746,120	$0
Fidelity Reconciliation:	$100,000	$0

Financial Information
Mortgage Loan		Total Debt
Cut-off Date Balance / Sq. Ft.:	$146	$162
Balloon Balance / Sq. Ft.:	$117	$132
Cut-off Date LTV:	72.4%	80.3%
Balloon LTV:	57.9%	65.8%
Underwritten NOI DSCR(3):	1.54x	1.31x
Underwritten NCF DSCR(3):	1.38x	1.17x
Underwritten NOI Debt Yield:	10.4%	9.4%
Underwritten NCF Debt Yield:	9.3%	8.4%
Underwritten NOI Debt Yield at Balloon:	13.0%	11.4%
Underwritten NCF Debt Yield at Balloon:	11.6%	10.2%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Suburban Office
Collateral:	Fee Simple
Location:	American Fork, UT
Year Built / Renovated:	2008, 2009, 2014 / NAP
Total Sq. Ft.:	250,506
Property Management:	Rocky Mountain Development, LLC
Underwritten NOI(4):	$3,790,103
Underwritten NCF:	$3,397,687
Appraised Value:	$50,430,000
Appraisal Date:	April 23, 2014

Historical NOI(4)
Most Recent NOI:	$1,477,440 (T-12 March 31, 2014)
2013 NOI:	$1,939,791 (December 31, 2013)
2012 NOI:	$1,971,900 (December 31, 2012)
2011 NOI:	$2,179,110 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	99.1% (April 1, 2014)
2013 Occupancy:	88.3% (December 31, 2013)
2012 Occupancy:	100.0% (December 31, 2012)
2011 Occupancy:	100.0% (December 31, 2011)
(1)	See “Current Mezzanine or Subordinate Indebtedness” herein.
(2)	See “Initial Reserves” and “Ongoing Reserves” herein.
(3)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.23x and 2.00x, respectively.
(4)
The increase in Underwritten NOI from Historical NOI figures is primarily attributable to the Historical NOI figures not including rents related to Building E, as Building E was completed in May 2014. The underwritten base rent related to Building E is approximately $2.2 million.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1261 South 820 East, 825 East 1180 South and 1120 South 630 East American Fork, UT 84003	Collateral Asset Summary – Loan No. 8 North Pointe Business Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,500,000 72.4% 1.38x 10.4%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF(2)	% of Total U/W Base Rent(2)(3)	Lease Expiration
Henry Schein, Inc.(4)	NR/NR/NR	96,609	38.6%	$23.00	40.2%	5/31/2024(5)
Fidelity Real Estate Company	NR/A2/A+	51,867	20.7%	$22.17	20.8%	4/30/2018(6)
Dialogue Marketing Acquisition	NR/NR/NR	36,094	14.4%	$21.01	13.7%	11/30/2018(7)
AMP Security	NR/NR/NR	24,820	9.9%	$22.59	10.1%	10/30/2017(8)
Marketecture	NR/NR/NR	14,584	5.8%	$20.60	5.4%	11/30/2018(9)
Total Major Tenants		223,974	89.4%	$22.29	90.3%
Remaining Tenants		24,399	9.7%	$21.98	9.7%
Total Occupied Collateral		248,373	99.1%	$22.26	100.0%
Vacant		2,133	0.9%
Total		250,506	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	U/W Base Rent PSF and % of Total U/W Base Rent include contractual rent steps through January 1, 2015.
(3)	% of Total U/W Base Rent is based on total occupied underwritten base rent and excludes any gross up of vacant space.
(4)
Henry Schein, Inc. has a signed lease agreement for a total of 96,609 sq. ft. and took possession of 77,956 sq. ft. as of June 1, 2014. The remaining space (18,653 sq. ft.) is currently being built out by the borrower with expected delivery in September 2014. Henry Schein, Inc. will commence paying base rent on the expansion space eight months after taking possession of such space. During the free rent period on the expansion space, Henry Schein, Inc. will reimburse the borrower for operating expenses up to $6.00 PSF.

(5)	Henry Schein, Inc. has two five-year renewal options remaining.
(6)	Fidelity Real Estate Company has one five-year renewal option remaining. Fidelity Real Estate Company may terminate its lease in whole or in part on December 31, 2015 with nine months’ notice.
(7)	Dialogue Marketing Acquisition has two three-year renewal options remaining.
(8)	AMP Security has two three-year renewal options remaining.
(9)	Marketecture has two five-year renewal options remaining.

Lease Rollover Schedule(1)(2)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF(2)(3)	% U/W Base Rent Rolling(2)(3)	Cumulative % of U/W Base Rent(2)(3)
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2015	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	1	24,820	9.9%	24,820	9.9%	$22.59	10.1%	10.1%
2018	3	102,545	40.9%	127,365	50.8%	$21.54	40.0%	50.1%
2019	1	10,023	4.0%	137,388	54.8%	$21.00	3.8%	53.9%
2020	1	14,376	5.7%	151,764	60.6%	$22.66	5.9%	59.8%
2021	0	0	0.0%	151,764	60.6%	$0.00	0.0%	59.8%
2022	0	0	0.0%	151,764	60.6%	$0.00	0.0%	59.8%
2023	0	0	0.0%	151,764	60.6%	$0.00	0.0%	59.8%
2024	2	96,609	38.6%	248,373	99.1%	$23.00	40.2%	100.0%
Thereafter	0	0	0.0%	248,373	99.1%	$0.00	0.0%	100.0%
Vacant	NAP	2,133	0.9%	250,506	100.0%	NAP	NAP
Total / Wtd. Avg.	8	250,506	100.0%			$22.26	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the stacking plan.

(2)	Annual U/W Base Rent PSF, % U/W Base Rent Rolling and Cumulative % of U/W Base Rent include contractual rent steps through January 1, 2015.
(3)
Annual U/W Base Rent PSF, % U/W Base Rent Rolling and Cumulative % of U/W Base Rent are based on the underwritten occupied base rent and underwritten occupied sq. ft., and exclude any gross up of vacant space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1261 South 820 East, 825 East 1180 South and 1120 South 630 East American Fork, UT 84003	Collateral Asset Summary – Loan No. 8 North Pointe Business Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,500,000 72.4% 1.38x 10.4%

The Loan. The North Pointe Business Park loan (the “North Pointe Business Park Loan”) is a fixed rate loan with an original principal balance of $36.5 million secured by the borrower’s fee simple interest in three Class A office buildings with a total rentable area of 250,506 sq. ft. located at 1261 South 820 East, 825 East 1180 South and 1120 South 630 East (the “North Pointe Business Park Property”) in a suburban office park in American Fork, Utah. The North Pointe Business Park Loan has a 10-year term and amortizes on a 25-year schedule after an initial two-year interest only period. The North Pointe Business Park Loan accrues interest at a fixed rate equal to 4.6000% and has a cut-off date balance of $36.5 million. North Pointe Business Park Loan proceeds of $36.5 million, together with $4.0 million in mezzanine financing and approximately $2.7 million in additional borrower’s equity, were used to refinance existing debt of approximately $38.5 million, fund upfront reserves totaling approximately $1.1 million, pay partner buy out and TI expense of approximately $2.7 million and pay closing costs of $914,546. Based on the appraised value of approximately $50.4 million as of April 23, 2014, the cut-off date LTV is 72.4%.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$36,500,000	84.4%	Loan Payoff	$38,491,959	89.0%
Mezzanine Loan	$4,000,000	9.3%	Reserves	$1,119,765	2.6%
Sponsor Equity	$2,730,905	6.3%	Partner Buyout/TI Reimbursement(1)	$2,704,635	6.3%
			Closing Costs	$914,546	2.1%
Total Sources	$43,230,905	100.0%	Total Uses	$43,230,905	100.0%
(1)
Expenses paid at closing include approximately $1.2 million for the buyout of Jeanne Jones, $271,000 in partial settlement of a CAM dispute with Fidelity Real Estate Company, approximately $281,598 in brokerage fees related to executing leases with Rain International, LLC, Coldwell Banker Commercial and Henry Schein, Inc., and approximately $1.0 million held back by First American Title Insurance Company, as escrow holder, to pay the contractor for completed TI improvements for Rain International, LLC, Coldwell Banker Commercial and Henry Schein, Inc. upon delivery of final lien releases.

The Borrower / Sponsor. The borrower, North Pointe Building LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with one independent director in its organizational structure. The sponsors of the borrower and the nonrecourse carve-out guarantors are Michael N. Robinson, Mark H. Robinson, Keith W. Casey and Kevin L. Casey. Mark and Michael Robinson founded Robinson Brothers Construction in 1981 and are the owners of that company. Robinson Brothers Construction is a general contractor that specializes in concrete tilt-up construction both in the industrial warehouse market as well as the office sector and participated in the development of the North Pointe Business Park Property. Kevin L. Casey founded CasePak, Inc., a firm that specializes in packaging and product development for the nutritional and cosmetics industries, in 1995. Keith W. Casey joined his brother Kevin at CasePak, Inc. in 1997 and each currently have a 50.0% interest in CasePak, Inc., which has grown to sales of over $20.0 million annually. In 1997, Keith and Kevin Casey co-founded Wasatch Product Development (“WPD”), a company that develops and manufactures personal care products for customers of CasePak, Inc. WPD was sold to USANA Health Sciences in 2003. In 2007, Kevin and Keith Casey repurchased WPD, which currently has sales exceeding $28.0 million annually.

The Property. The North Pointe Business Park Property consists of three, three- and four-story Class A office buildings totaling 250,506 sq. ft. known as buildings C, D and E. The North Pointe Business Park Property is part of a five building master planned office park that was developed by a team including the sponsors, who also currently retains a partial ownership interest in one of the buildings. Building C, located at 825 East 1180 South (“Building C”) contains 78,399 sq. ft., was constructed in 2008 and is 97.3% leased to three tenants: Fidelity Real Estate Company (a division of Fidelity Investments), Coldwell Banker Commercial and Rain International. Building D, located at 1261 South 820 East (“Building D”), contains 75,498 sq. ft., was constructed in 2009 and is 100.0% leased to three tenants: Dialogue Marketing Acquisition, AMP Security and Marketecture. Building E, located at 1120 South 630 East (“Building E”), features a computerized heat sharing system and was designed to be LEED Silver certified. Building E was completed in May 2014, contains 96,609 sq. ft. and is 100.0% leased by Henry Schein, Inc. All three North Pointe Business Park Property buildings were constructed to similar specifications and feature amenities including three-story lobby atriums, polished granite lobby floors, fitness centers, key-card entry, backup power generators and multiple fiber providers. The backup power generators and multiple fiber providers help ensure tenants enjoy uninterrupted telecommunications service. The North Pointe Business Park Property has approximately 1,123 parking spaces for a parking ratio of 4.48 spaces per 1,000 sq. ft. As of April 1, 2014, the North Pointe Business Park Property was 99.1% leased to eight tenants.

Environmental Matters. The Phase I environmental report dated May 5, 2014 recommended no further action at the North Pointe Business Park Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1261 South 820 East, 825 East 1180 South and 1120 South 630 East American Fork, UT 84003	Collateral Asset Summary – Loan No. 8 North Pointe Business Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,500,000 72.4% 1.38x 10.4%

Major Tenants.

Henry Schein, Inc. (96,609 sq. ft., 38.6% of NRA, 40.2% of U/W Base Rent) Henry Schein, Inc. is one of the world’s largest provider of health care products and services to office-based dental, medical and animal health practitioners. Henry Schein, Inc. also serves dental laboratories, government and institutional health care clinics, and other alternate care sites. A Fortune 500 Company and a member of the NASDAQ 100 Index, Henry Schein, Inc. has nearly 16,000 employees with operations or affiliations in 26 countries that serve nearly 800,000 customers. Building E is 100.0% leased to Henry Schein, Inc., and the tenant has spent approximately $1.5 million in capital expenditures in addition to tenant improvement allowances for its leased premises. Henry Schein, Inc. took occupancy of 77,956 sq. ft. the building on June 1, 2014 and is expected to take occupancy of the remaining 18,653 sq. ft. in Building E upon completion of the space in September 2014. After its lease expires on May 31, 2024, Henry Schein, Inc. will have two five-year renewal options.

Fidelity Real Estate Company (51,867 sq. ft., 20.7% of NRA, 20.7% of U/W Base Rent) Fidelity Real Estate Company (“FREC”) is the division of Fidelity Investments (Moody’s/S&P: A2/A+) that leases and manages corporate real estate. Fidelity Investments, headquartered in Boston, Massachusetts, was founded in 1946 and is one of the largest mutual fund and financial services groups in the world. As of 2014, Fidelity Investments had over 40,000 employees worldwide with approximately $1.9 trillion in assets under management. Fidelity Investments provides investment management, retirement planning, portfolio guidance, brokerage, benefits outsourcing and many other financial products and services to more than 20 million individuals and institutions, as well as through 5,000 financial intermediary firms. FREC houses phone representatives and brokers at the North Pointe Business Park Property serving account holders throughout the United States. FREC has invested approximately $7.0 million into its space, including a large emergency generator. FREC took occupancy of its leased premises on May 1, 2008. After its lease expires on April 30, 2018, FREC will have one five-year renewal option. FREC may terminate its lease in whole or in part on December 31, 2015 with nine months’ notice.

Dialogue Marketing Acquisition (36,094 sq. ft., 14.4% of NRA, 13.7% of U/W Base Rent) Dialogue Marketing Acquisition was founded in 1977 and has over 1,300 employees in five international locations. Dialogue Marketing Acquisition’s main product is their award-winning Business Process Outsourcing software and customer engagement services component that help companies acquire, support and retain customers across multiple channels. Dialogue Marketing Acquisition began its lease on June 1, 2013, and once its lease expires in November 30, 2018, will have two three-year extension options.

The Market. The North Pointe Business Park Property is located in American Fork, Utah, approximately 30 miles south of Salt Lake City, Utah and 10 miles north of Provo, Utah. According to a market research report, Salt Lake City ranks number 12 in the category of best places in the U.S. for business and careers based on the cost of business, job growth, education, and population size. The North Pointe Business Park Property is situated immediately west of Interstate 15, has direct visibility from Interstate 15 frontage and benefits from freeway access to both the Salt Lake City and Provo/Orem business centers and residential neighborhoods. Interstate 15 is accessed via an interchange located one block north of the North Pointe Business Park Property on Pleasant Grove Boulevard or an interchange located one block northeast on 500 East. The Interstate 215 Loop freeway surrounding Salt Lake City is 23 miles to the north of the North Pointe Business Park Property and provides access to all areas directly outside of the Salt Lake City central business district. According to the appraisal, the northern Utah County area along Interstate 15 where the North Pointe Business Park is located has become a high-tech corridor of Salt Lake City known as “Silicon Slopes”. Major employers expanding in the region include Adobe, eBay, Xactware, and the NSA Data Center. As of March 2014, the Provo metropolitan statistical area had an unemployment rate of 4.1%. According to a market research report, the estimated 2014 population within a one-, three-, and five-mile radius of the North Pointe Business Park Property is 1,808, 45,978, and 135,531, respectively. Population growth within Utah County has grown approximately 47.9% from 2000 to 2014, increasing from 376,807 in 2000 to 557,320 in 2014. The 2014 estimated average household income within a one-, three-, and five-mile radius of the North Pointe Business Park Property is $57,284, $69,583 and $78,691, respectively.

According to a market research report, the North Pointe Business Park Property is located in the Salt Lake City office market and the Utah County submarket. As of Q1 2014, the Salt Lake City office market consisted of approximately 4,372 buildings accounting for 89.1 million sq. ft. with average asking rates of $18.05 PSF and vacancy rates of 7.3%. The Utah County office submarket contained 985 buildings accounting for approximately 14.95 million sq. ft. of office space with average asking rates of $18.19 PSF and a vacancy rate of 8.1%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1261 South 820 East, 825 East 1180 South and 1120 South 630 East American Fork, UT 84003	Collateral Asset Summary – Loan No. 8 North Pointe Business Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,500,000 72.4% 1.38x 10.4%

Lease Comparables(1)
Property	City, State	Distance	Occupancy		Year Built	Total Building Lease Area (Sq. Ft.)		Tenant Base Rent (PSF)	Class
North Pointe Business Park Property	American Fork, UT	NAP	99%	(2)	2008, 2009, 2014	250,506	(2)	$22.26(2)	A
Discovery Grove Office	Pleasant Grove, UT	1.2 miles	100%		2009	25,447		$24.42	NAP
Grove Creek Centre I	Pleasant Grove, UT	1.4 miles	100%		2008	83,600		$25.39	NAP
Thanksgiving Park Building 1	Lehi, UT	9.1 miles	98%		2008	143,459		$25.50	A
Thanks giving Park Building 5	Lehi, UT	9.2 miles	100%		2014	135,240		$26.00	A
XANGO Building C	Lehi, UT	9.3 miles	100%		2006	100,900		$16.00	NAP
(1)	Source: Appraisal.
(2)	Based on rent roll dated April 1, 2014.

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	2013	T-12 3/31/2014	U/W	U/W PSF
Base Rent	$2,646,923	$2,301,578	$2,217,194	$1,798,554	$5,487,501	$21.91
Value of Vacant Space	0	0	0	0	45,860	0.18
Rent Steps(1)	0	0	0	0	40,090	0.16
Gross Potential Rent	$2,646,923	$2,301,578	$2,217,194	$1,798,554	$5,573,450	$22.25
Total Recoveries	523,595	521,748	430,725	415,070	266,251	1.06
Total Other Income	79,236	95,107	496,000	450,925	0	0.00
Less: Vacancy(2)	0	0	0	0	(280,306)	(1.12)
Effective Gross Income	$3,249,754	$2,918,433	$3,143,919	$2,664,549	$5,559,395	$22.19
Total Operating Expenses	1,070,644	946,533	1,204,128	1,187,109	1,769,292	7.06
Net Operating Income	$2,179,110	$1,971,900	$1,939,791	$1,477,440	$3,790,103	$15.13
TI/LC	0	341,031	1,453,412	0	342,315	1.37
Capital Expenditures	0	0	0	0	50,101	0.20
Net Cash Flow	$2,179,110	$1,630,869	$486,379	$1,477,440	$3,397,687	$13.56

(1)	U/W Rent Steps includes contractual rent steps through January 1, 2015.
(2)	U/W Vacancy includes an underwriting adjustment of 4.0%. The North Pointe Business Park Property was 99.1% occupied as of the April 1, 2014 rent roll.

Property Management. The North Pointe Business Park Property is managed by Rocky Mountain Development, LLC, a borrower-affiliate.

Lockbox / Cash Management. The North Pointe Business Park Loan is structured with a hard lockbox and in place cash management. The borrower was required by the loan documents to send tenant direction letters to all tenants instructing them to deposit all rents and other payments into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed during each interest period of the North Pointe Business Park Loan term in accordance with the loan documents. Provided no Cash Sweep Event Period (as defined below) exists, all funds remaining will be deposited into an account directed by the mezzanine lender for disbursement pursuant to the terms of the North Pointe Business Park Mezzanine Loan (as defined below) documents; if the North Pointe Business Park Mezzanine Loan has been defeased in accordance with the North Pointe Business Park Mezzanine Loan documents or has been satisfied, all funds remaining in the cash management account after the payment of all required monthly debt service and reserve amounts (if any) will be remitted to the borrower on a daily basis. Should such Cash Sweep Event Period be caused by a Major Tenant Trigger Event (as defined below), all excess cash flow will be instead swept into a major tenant rollover reserve fund and deposited with lender for tenant improvements, tenant allowances and leasing commissions.

A “Cash Sweep Event Period” will commence upon (i) the occurrence of an event of default, (ii) any bankruptcy action of the borrower, guarantor, manager, or mezzanine borrower, (iii) the aggregate debt service coverage ratio based on the trailing twelve-month period being less than 1.07x while the North Pointe Business Park Mezzanine Loan is outstanding, or 1.10x if the North Pointe Business Park Mezzanine Loan is not outstanding, (iv) the occurrence of any Major Tenant Trigger Event or (v) a felony indictment of the property manager. A Cash Sweep Event Period will end, with respect to a Cash Sweep Event Period continuing (A) due to clause (i) above, upon the cure of such event of default and acceptance of such cure by lender or the lender’s waiver of such event of default, (B) due to

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1261 South 820 East, 825 East 1180 South and 1120 South 630 East American Fork, UT 84003	Collateral Asset Summary – Loan No. 8 North Pointe Business Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,500,000 72.4% 1.38x 10.4%

clause (ii) above, if the petition was involuntary upon the dismissal or discharge of the filing within thirty days in the case of the borrower or guarantor, or sixty days in the case of the mezzanine borrower, or one-hundred and twenty days in the case of the manager, (C) due to clause (iii) above, upon the aggregate debt service coverage ratio based on the trailing twelve-month period being at least 1.07x if the North Pointe Business Park Mezzanine Loan is outstanding, or at least 1.10x if the North Pointe Business Park Mezzanine Loan is not outstanding, for two consecutive calendar quarters, (D) due to clause (iv) above, upon the cure of the applicable Major Tenant Trigger Event, or (E) due to clause (v) above, upon the property manager being replaced with a qualified manager.

A “Major Tenant Trigger Event” will commence upon (i) the termination or cancellation or notice of any Major Lease (as defined below), any Major Lease not being in full effect or a failure of extension or renewal of any Major Lease, (ii) the occurrence of an event of default under any Major Lease, (iii) any bankruptcy or insolvency of a Major Tenant (as defined below), or (iv) any Major Tenant going dark or discontinuing operations at the North Pointe Business Park Property. A Major Tenant Trigger Event will end with respect to a Major Tenant Trigger Event continuing (A) due to clause (i) above, upon the lender being provided evidence that the applicable tenant has reaffirmed the lease or an acceptable replacement tenant has signed a lease, (B) due to clause (ii) above, upon the cure of such event of default and acceptance of such cure by lender, (C) due to clause (iii) above, upon the applicable lease having been affirmed pursuant a final non-appealable order of a court of competent jurisdiction with tenant no longer being insolvent or (D) due to clause (iv) above, if the lender is provided with evidence that the Major Tenant is in full possession and occupancy of its premises, is open to the public for business, and paying rent.

A “Major Lease” is any lease that (i) contains options to purchase all or any portion of the North Pointe Business Park Property, (ii) is entered into with an affiliate of a borrower, guarantor or manager, (iii) is entered into during an event of default or any Cash Sweep Event Period, or (iv) is entered into with a Major Tenant.

A “Major Tenant” is (i) Henry Schein, Inc., (ii) FREC, or (iii) any tenant or replacement tenant that individually or together with its affiliates has the option to demise 20.0% of the total rentable square footage or is required to pay base rent of at least 20.0% of the in-place base rent, in each case for the entirety of the North Pointe Business Park Property (three buildings).

Initial Reserves. At closing, the borrower deposited (i) $189,666 into a tax reserve account, (ii) $62,743 into an insurance reserve account, (iii) $746,120 into the Schein expansion build-out reserve account for outstanding tenant improvement obligations related to Henry Schein, Inc., (iv) $100,000 into the Fidelity reconciliation reserve account related to certain disputed utility or other costs charged to FREC and (v) $21,236 into the deferred maintenance account for immediate repairs.

Ongoing Reserves. On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $22,054, into a tax reserve account, (ii) 1/12 of the annual insurance premiums, which currently equates to $6,536, into an insurance reserve account, (iii) $4,175 into a capital expenditure account and (iv) $22,963 into a TI/LC reserve account, subject to a cap of $1,000,000.

Current Mezzanine or Subordinate Indebtedness. In conjunction with the North Pointe Business Park Loan, a mezzanine loan (the “North Pointe Business Park Mezzanine Loan”) was made in the amount of $4.0 million, which is secured by a pledge of the equity interests in the borrower. The North Pointe Business Park Mezzanine Loan was made by Soma Specialty Finance LLC. The North Pointe Business Park Mezzanine Loan is coterminous with the North Pointe Business Park Loan and requires payments of interest only at a rate of 10.7500%. On July 6, 2017, and each subsequent 12-month anniversary thereafter, the borrower may prepay the North Pointe Business Park Mezzanine Loan in an amount between $500,000 to $1,000,000 without any prepayment fee or premium, subject to certain conditions set forth in the North Pointe Business Park Mezzanine Loan documents.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1261 South 820 East, 825 East 1180 South and 1120 South 630 East American Fork, UT 84003	Collateral Asset Summary – Loan No. 8 North Pointe Business Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,500,000 72.4% 1.38x 10.4%

MAP © 2014 CARTIFACT · DATA © BROADMAP
Bluffdale
Alpine
Highland
Cedar Hills
Uinta National Forest
CAMP WILLIAMS STATE MILITARY RES
Lehi
American Fork
American Fork Cancer Center
Pleasant Grove
Lindon
Saratoga Springs
North Pointe Business Park
1261 South 820 East,
825 East 1180 South and
1120 South 630 East
American Fork, UT 84003
Timpanogos Regional Hospital
Orem Community Hospital
Orem
Utah Valley University
University Mall
Lavell Edwards Stadium
Brigham Young University
Provo
PROVO MUNICIPAL AIRPORT
Provo Towne Centre
Utah Lake
TIMPANOGOS HWY
W MAIN ST
PIONEER XING
15
89
189
North Ogden
Ogden
Uinta-Wasatch-Cache National Forest
Great Salt Lake
84
80
Salt Lake City
Grantsville
South Jordan
Cottonwood Heights
Wasatch National Forest
American Fork
Lehi
Orem
Provo
Springville
Santaquin
Payson

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

4340 Okeechobee Boulevard West Palm Beach, FL 33409	Collateral Asset Summary – Loan No. 9 Cross County Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,600,000 72.4% 1.40x 10.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

4340 Okeechobee Boulevard West Palm Beach, FL 33409	Collateral Asset Summary – Loan No. 9 Cross County Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,600,000 72.4% 1.40x 10.2%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Acquisition
Sponsor:	Bernardo Kohn; Paul Pollak
Borrower:	Cross County Owner LLC
Original Balance:	$32,600,000
Cut-off Date Balance:	$32,600,000
% by Initial UPB:	2.5%
Interest Rate:	4.9880%
Payment Date:	6th of each month
First Payment Date:	August 6, 2014
Maturity Date:	July 6, 2024
Amortization:	Interest only for first 24 months; 324 months thereafter
Additional Debt(1):	$3,200,000 Mezzanine Loan
Call Protection:	L(24), D(93), O(3)
Lockbox / Cash Management:	Hard / In Place

Reserves(2)
	Initial	Monthly
Taxes:	$322,497	$35,833
Insurance:	$37,412	$18,706
Replacement:	$0	$4,469
TI/LC:	$0	$14,897
Required Repairs:	$2,437	NAP
Anchor Rollover Reserve(3):	$0	$41,666

Financial Information
	Mortgage Loan	Total Debt
Cut-off Date Balance / Sq. Ft.:	$91	$100
Balloon Balance / Sq. Ft.:	$76	$85
Cut-off Date LTV:	72.4%	79.6%
Balloon LTV:	60.4%	67.1%
Underwritten NOI DSCR(4):	1.51x	1.23x
Underwritten NCF DSCR(4):	1.40x	1.15x
Underwritten NOI Debt Yield:	10.2%	9.3%
Underwritten NCF Debt Yield:	9.4%	8.6%
Underwritten NOI Debt Yield at Balloon:	12.2%	11.0%
Underwritten NOI Debt Yield at Balloon:	11.3%	10.2%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Anchored Retail
Collateral:	Fee Simple
Location:	West Palm Beach, FL
Year Built / Renovated:	1998 / NAP
Total Sq. Ft.:	357,537
Property Management:	Madison Properties USA LLC
Underwritten NOI:	$3,312,671
Underwritten NCF:	$3,080,272
Appraised Value:	$45,000,000
Appraisal Date:	April 17, 2014

Historical NOI
Most Recent NOI:	$3,646,397 (T-12 March 31, 2014)
2013 NOI:	$3,499,346 (December 31, 2013)
2012 NOI:	$3,236,006 (December 31, 2012)
2011 NOI:	$3,196,728 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	99.4% (March 1, 2014)
2013 Occupancy(5):	97.7% (December 31, 2013)
2012 Occupancy(5):	87.5% (December 31, 2012)
2011 Occupancy:	87.1% (December 31, 2011)
(1)
A $3.2 million mezzanine loan was funded at closing and accrues interest at a rate of 12.0000%. In addition, the borrower is required to pay $8,333.34 towards the outstanding principal balance each month. Additionally, the mezzanine loan will accrue interest at a rate of 3.0000%, which will be deferred until the maturity date or any earlier prepayment date, and if a portion of the Cross County Plaza Mezzanine Loan is paid, with such additional interest only payable with respect to the principal prepaid. See “Current Mezzanine or Subordinate Indebtedness” herein.

(2)	See “Initial Reserves” and “Ongoing Reserves” herein.
(3)	The borrower is required to deposit $41,666 into the anchor rollover reserve account for the first 24 months of the Cross County Plaza Loan term, totaling approximately $1.0 million.
(4)
Based on amortizing debt service payments. Based on the current interest only payments for the Cross County Plaza Loan, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.01x and 1.87x for the Cross County Plaza Loan and 1.63x and 1.51x for the Total Debt, respectively.

(5)	The increase from 2012 Occupancy to 2013 Occupancy is primarily a result of Madrag (9.4% of NRA) executing a new lease in February 2013.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

4340 Okeechobee Boulevard West Palm Beach, FL 33409	Collateral Asset Summary – Loan No. 9 Cross County Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,600,000 72.4% 1.40x 10.2%

Tenant Summary(1)
Tenant Mix	Ratings (Fitch/Moody’s/S&P)(2)	Total Sq. Ft.	% of Total Collateral Sq. Ft.	Lease Expiration	Annual UW Base Rent PSF	Total Sales (000s)(3)	Sales PSF(3)	Occupancy Cost (% of Sales)(3)

Anchor Tenants
Kmart(4)(5)	B-/Caa1/CCC+	123,011	34.4%	9/1/2018	$8.49	$10,325	$84	10.1%
Winn Dixie(4)(6)	NR/B3/B	53,291	14.9%	5/1/2019	$8.82	$11,194	$210	4.7%
Subtotal		176,302	49.3%		$8.59	$21,518	$122

Major Tenants (≥ 10,000 sq. ft.)
Madrag(7)	NR/NR/NR	33,546	9.4%	7/1/2023	$4.00	NAV	NAV	NAV
Ross Dress for Less(8)	NR/NR/A-	28,102	7.9%	1/1/2019	$11.00	$12,396	$441	3.0%
Youfit(9)	NR/NR/NR	18,000	5.0%	6/1/2021	$11.00	$1,269(10)	$71	22.5%
Empire Beauty School(11)	NR/NR/NR	15,000	4.2%	12/1/2021	$9.00	NAV	NAV	NAV
David’s Bridal(12)	NR/Caa2/B	12,640	3.5%	8/1/2019	$15.43	$2,496	$197	10.0%
Party City	NR/B3/B	11,028	3.1%	10/1/2018	$22.66	$2,651	$240	11.4%
Subtotal		118,316	33.1%		$10.32	$18,812	$270

In-line Tenants (<10,000 sq. ft.)		60,717	17.0%		$18.22	NAV	NAV	NAV

Total Occupied Collateral		355,335	99.4%

Vacant		2,202	0.6%
Total Collateral		357,537	100.0%

(1)	Based on rent roll as of March 1, 2014.
(2)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(3)	Total Sales (000s), Sales PSF and Occupancy Cost (% of Sales) provided by the borrower are as of the most recent year-end reported.
(4)
A full excess cash flow sweep will occur on the date upon which (i) either Kmart or Winn Dixie delivers written notice that it is not renewing its lease, (ii) twelve months prior to the current expiration of either the Kmart or Winn Dixie lease, (iii) the date either Kmart or Winn Dixie “goes dark” in 20% or more of its respective space or (iv) either Kmart or Winn Dixie becomes involved in a bankruptcy action. Additionally, the borrower is required to deposit $41,666 into an anchor rollover reserve account for the first 24 months of the Cross County Plaza Loan term.

(5)	Kmart has ten, five-year extension options remaining.
(6)	Winn Dixie has six, five-year extension options remaining.
(7)	Madrag has three, five-year extension options remaining.
(8)	Ross Dress for Less has two, five-year extension options remaining.
(9)	Youfit has two, five-year extension options remaining.
(10)	As of May 31, 2014, Youfit had 5,903 gym members.
(11)	Empire Beauty School has two, five-year extension options remaining.
(12)	David’s Bridal has one, five-year extension option remaining.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

4340 Okeechobee Boulevard West Palm Beach, FL 33409	Collateral Asset Summary – Loan No. 9 Cross County Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,600,000 72.4% 1.40x 10.2%

Lease Rollover Schedule(1)(2)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	1	2,487	0.7%	2,487	0.7%	$45.37	2.9%	2.9%
2015	3	13,627	3.8%	16,114	4.5%	$17.97	6.4%	9.3%
2016	2	11,111	3.1%	27,225	7.6%	$12.62	3.7%	13.0%
2017	5	12,694	3.6%	39,919	11.2%	$21.98	7.3%	20.2%
2018(3)	4	141,915	39.7%	181,834	50.9%	$10.27	37.9%	58.2%
2019(3)	6	99,034	27.7%	280,868	78.6%	$11.17	28.8%	87.0%
2020	1	1,721	0.5%	282,589	79.0%	$19.51	0.9%	87.8%
2021	2	33,000	9.2%	315,589	88.3%	$10.09	8.7%	96.5%
2022	0	0	0.0%	315,589	88.3%	$0.00	0.0%	96.5%
2023	1	33,546	9.4%	349,135	97.7%	$4.00	3.5%	100.0%
2024	0	0	0.0%	349,135	97.7%	$0.00	0.0%	100.0%
Thereafter	1	6,200	1.7%	355,335	99.4%	$0.00	0.0%	100.0%
Vacant	NAP	2,202	0.6%	357,537	100.0%	NAP	NAP
Total / Wtd. Avg.	26	357,537	100.0%			$10.81	100.0%
(1)	Based on rent roll as of March 1, 2014.
(2)
Certain tenants have lease termination options related to co-tenancy provisions and sales thresholds that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

(3)
A full excess cash flow sweep will occur on the date upon which (i) either Kmart or Winn Dixie delivers written notice that it is not renewing its lease, (ii) twelve months prior to the current expiration of either the Kmart or Winn Dixie lease, (iii) the date Kmart or Winn Dixie “goes dark” in 20% or more of its respective space or (iv) either Kmart or Winn Dixie becomes involved in a bankruptcy action. Additionally, the borrower is required to deposit $41,666 into an anchor rollover reserve account for the first 24 months of the Cross County Plaza Loan term.

The Loan. The Cross County Plaza loan (the “Cross County Plaza Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a six-building anchored retail center, containing 357,537 sq. ft., located in West Palm Beach, Florida (the “Cross County Plaza Property”) with an original principal balance of $32.6 million. The Cross County Plaza Property is anchored by Kmart and Winn Dixie. The Cross County Plaza Loan accrues interest at fixed rate equal to 4.9880% and has a cut-off date balance of $32.6 million. The Cross County Plaza Loan has a 10-year term and amortizes on a 27-year amortization schedule, after an initial 24-month interest only period. Cross County Plaza Loan proceeds, along with a $3.2 million mezzanine loan funded concurrently and approximately $7.6 million of sponsor equity, were used to acquire the Cross County Plaza Property for $42.0 million, pay closing costs and fund upfront reserves. Based on the appraised value of $45.0 million as of April 17, 2014, the cut-off date LTV ratio is 72.4%. The most recent prior financing of the Cross County Plaza Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$32,600,000	75.0%	Purchase Price	$42,000,000	96.7%
Mezzanine Loan	$3,200,000	7.4%	Reserves	$362,346	0.8%
Sponsor Equity	$7,639,447	17.6%	Closing Costs	$1,077,101	2.5%
Total Sources	$43,439,447	100.0%	Total Uses	$43,439,447	100.0%

The Borrower / Sponsor. The borrower, Cross County Owner LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote with one independent director in its organizational structure. The sponsors of the borrower and non-recourse carve-out guarantors are Bernardo Kohn and Paul Pollak.

Paul Pollak has over 30 years of commercial real estate experience including ownership, management and renovation of commercial properties throughout New York and Virginia. Mr. Pollak’s has a current ownership interest in 26 properties. Bernardo Kohn and his family have been active real estate investors for over 40 years. Mr. Kohn has a current ownership interest in 13 properties, including a shopping mall, offices and multifamily complexes.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

4340 Okeechobee Boulevard West Palm Beach, FL 33409	Collateral Asset Summary – Loan No. 9 Cross County Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,600,000 72.4% 1.40x 10.2%

The Property. The Cross County Plaza Property is a six-building anchored retail center, containing 357,537 sq. ft. of total leasable area. The Cross County Plaza Property is located at the intersection of Okeechobee Boulevard and Military Trail in West Palm Beach, Florida. Situated in a major retail corridor, local retailers include h.h. gregg, LA Fitness, Lowe’s Home Improvement, Marshalls, Old Navy, Sports Authority and Staples, among others. Built in 1998, the Cross County Plaza Property has maintained an average occupancy of approximately 92.9% since 2011 and was 99.4% occupied as of March 1, 2014. The Cross County Plaza Property is anchored by Kmart and Winn Dixie. Additional tenants include Madrag, Ross Dress for Less, Party City, Chili’s (ground lease), Radio Shack, Foot Locker and Men’s Wearhouse & Tux, among others. Approximately, 71.5% of the net rentable area at the Cross County Plaza Property is occupied by tenants that have been in occupancy for over 10 years.

Fourteen tenants representing approximately 77.9% of total net rentable area at the Cross County Plaza Property report sales. Ross Dress for Less, the fourth largest tenant at the Cross County Plaza Property, reported T-12 January 31, 2014 sales of $441 PSF, approximately 56.4% greater than the Ross Dress for Less T-12 January 31, 2014 national average of $282 PSF. Historical sales for all tenants reporting sales at Cross County Plaza Property are presented in the following chart:

Historical Sales PSF(1)
	2010	2011	2012	2013	T-12	T-12 as of Date
Anchor Tenants
Kmart	$80	$82	$82	NAV	$84	Sep-2013
Winn Dixie	NAV	$219	$217	$210	$210	Dec-2013

Major Tenants
Ross Dress for Less	NAV	$366	$418	$448	$441	Jan-2014
Youfit	NAV	NAV	$64	NAV	$71	Jun-2013
David’s Bridal	$174	$195	$203	$191	$197	Mar-2014
Party City	NAV	$236	$232	$238	$240	Mar-2014

In-Line Tenants
King’s Super Buffet	NAV	$187	$195	$184	$184	Dec-2013
US Tops	NAV	NAV	$106	$112	$113	Mar-2014
Dots	NAV	$332	$298	$269	$262	Jan-2014
La Granja	$396	$394	$365	NAV	$370	Aug-2013
Miss America	$140	$100	$113	$139	$136	Feb-2014
Makebs Bagels	NAV	$127	$169	NAV	$197	Oct-2013
Men’s Wearhouse & Tux	NAV	$314	$339	$392	$402	Mar-2014
Top Nail	NAV	NAV	NAV	$359	$388	Mar-2014
(1)	Historical Sales PSF is based on historical operating statements provided by the borrower.

Environmental Matters. The Phase I environmental report dated June 23, 2014 recommended no further action at the Cross County Plaza Property. In the event that either (i) Kmart closes the Kmart auto service center or (ii) the Kmart lease is terminated, the borrower is required to register the 1,000 gallon above ground storage tank (“AST”) located in the Kmart auto service center and remove the 1,000 gallon AST and a 500 gallon AST also located in the Kmart auto center in accordance with all environmental statutes and legal requirements.

The Market. The Cross County Plaza Property is located in West Palm Beach, Florida. The Cross County Plaza Property is situated in a highly visible and accessible location at the intersection of Okeechobee Boulevard and Military Trail, which reported a daily traffic count in excess of 116,000 vehicles. Interstate 95 and Florida’s Turnpike are located within 2.5 miles of the Cross County Plaza Property via Okeechobee Boulevard and provide access to other major cities in South Florida, such as Boca Raton and Miami. As a commuting alternative to Interstate 95 and Florida’s Turnpike, Military Trail provides access throughout Palm Beach County. The Palm Beach International Airport is located less than a mile south of the Cross County Plaza Property. Additionally, the recently constructed Palm Beach Outlets is located within 2.0 miles of the Cross County Plaza Property.

As of Q1 2014, the West Palm Beach retail submarket reported a market vacancy of 8.1%, which is lower than the previous year’s vacancy of 12.4% and slightly lower than the average vacancy over the past eight years of 9.4%. As of April 2014, the unemployment

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

4340 Okeechobee Boulevard West Palm Beach, FL 33409	Collateral Asset Summary – Loan No. 9 Cross County Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,600,000 72.4% 1.40x 10.2%

rate in Palm Beach County was 5.6%, which was less than the unemployment rate for the state of Florida. Within a five-mile radius of the Cross County Plaza Property, the 2013 population and average household income were 246,818 and $56,182, respectively.

The Cross County Plaza Property has an average rent of $10.81 PSF, which is approximately 91.6% of the average market rent of $11.80, as determined by the appraiser. The appraiser identified five comparable retail centers within a three-mile radius of the Cross County Plaza Property with an average occupancy of 86.8%. The appraiser’s competitive set is detailed below:

Competitive Set (1)
Name	Cross County Plaza Property	Lake Point Centre	Village Commons	Pine Trail Square	Village Marketplace	Westward Shopping Center

Distance from Subject	NAP	2.8 miles	1.6 miles	0.3 miles	0.9 miles	1.1 miles
City, State	West Palm Beach, FL	West Palm Beach, FL	West Palm Beach, FL	West Palm Beach, FL	West Palm Beach, FL	West Palm Beach, FL
Year Built	1998	1997	1987	1981	1977	1962
Total Occupancy	99.4%(2)	92.0%	97.0%	61.0%	85.0%	99.0%
Total Size (Sq. Ft.)	357,537	119,443	169,039	156,635	73,119	233,173
Rent PSF	$10.81(2)	$18.00	$20.00 - $21.00	$20.00	$18.00	$20.00
(1)	Source: Appraisal
(2)	Based on rent roll dated March 1, 2014.

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	2013	T-12 3/31/2014	U/W	U/W PSF
Base Rent(1)	$3,419,603	$3,526,273	$3,718,427	$3,795,684	$3,557,246	$9.95
Value of Vacant Space	0	0	0	0	328,831	0.92
Gross Potential Rent	$3,419,603	$3,526,273	$3,718,427	$3,795,684	$3,886,077	$10.87
Total Recoveries	650,255	629,246	787,874	885,406	811,510	2.27
Total Other Income	107,375	75,747	40,388	31,483	0	0.00
Less: Vacancy & Credit Loss(2)	0	0	0	0	(328,831)	(0.92)
Effective Gross Income	$4,177,233	$4,231,266	$4,546,689	$4,712,573	$4,368,756	$12.22
Total Operating Expenses	980,505	995,260	1,047,343	1,066,175	1,056,084	2.95
Net Operating Income	$3,196,728	$3,236,006	$3,499,346	$3,646,397	$3,312,671	$9.27
TI/LC	0	0	0	0	178,769	0.50
Capital Expenditures	0	0	0	0	53,631	0.15
Net Cash Flow	$3,196,728	$3,236,006	$3,499,346	$3,646,397	$3,080,272	$8.62

(1)	U/W Base Rent includes $14,580 in rent steps through March 2015 and a downward rent step of $41,965 for David’s Bridal.
(2)
U/W Vacancy & Credit Loss is based on an economic vacancy of 7.0% of gross revenue, greater than the appraiser’s concluded vacancy of 4.7%. The Cross County Plaza Property is 99.4% physically occupied as of March 1, 2014.

Property Management. The Cross County Plaza Property is managed by Madison Properties USA LLC.

Lockbox / Cash Management. The Cross County Plaza Loan is structured with a hard lockbox and in place cash management. A full excess cash flow sweep will occur upon (i) an event of default, (ii) the failure of the borrower after the end of one calendar quarter to maintain a debt service coverage ratio of 1.15x (and 1.05x, based on the combined Cross County Plaza Loan and the Cross County Plaza Mezzanine Loan, together the “Total Debt”) until the debt service coverage ratio after the end of two consecutive calendar quarters is at least equal to 1.20x (and 1.10x based on the Total Debt) or (iii) the occurrence of a Tenant Cash Trap Period.

A “Tenant Cash Trap Period” will occur on the date upon which (i) either Kmart or Winn Dixie delivers written notice that it is not renewing its lease, (ii) twelve months prior to the current expiration of either the Kmart or Winn Dixie lease, (iii) the date either Kmart or Winn Dixie “goes dark” in 20% or more of its respective space or (iv) either Kmart or Winn Dixie becomes involved in a bankruptcy

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

4340 Okeechobee Boulevard West Palm Beach, FL 33409	Collateral Asset Summary – Loan No. 9 Cross County Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,600,000 72.4% 1.40x 10.2%

action. The borrower may prevent an excess cash flow sweep as a result of a Tenant Cash Trap Period by depositing $1.5 million for each tenant that has caused such trigger into the anchor rollover reserve account (which payment must be made within 20 days of the applicable trigger).

Initial Reserves. At closing, the borrower deposited (i) $322,497 into a tax reserve account, (ii) $37,412 into an insurance reserve account and (iii) $2,437 into an immediate repair reserve account.

Ongoing Reserves. On a monthly basis, the borrower is required to make deposits of (i) 1/12 of the required annual taxes, which currently equates to $35,833, (ii) 1/12 of the required insurance premiums, which currently equates to $18,706, (iii) $4,469 ($0.15 PSF annually) into a replacement reserve account, (iv) $14,897 into a TI/LC reserve account, subject to a cap of $893,840 so long as (a) both Kmart and Winn Dixie have each exercised the next available five-year extension option, (b) occupancy at the Cross County Plaza Property is at least 85%, (c) the DSCR is at least 1.25x (based on the Cross County Plaza Loan) and at least 1.10x (based on the Total Debt) and (v) $41,666 into an anchor rollover reserve account for the first 24 payment dates. Additionally, any excess cash flow collected during a Tenant Cash Trap Period will be deposited into the anchor rollover reserve account.

Current Mezzanine or Subordinate Indebtedness. A $3,200,000 mezzanine loan was funded at closing (the “Cross County Plaza Mezzanine Loan”) by Arbor Realty SR, Inc., a subsidiary of Arbor Realty Trust. The Cross County Plaza Mezzanine Loan is coterminous with the Cross County Plaza Loan and accrues interest at a rate of 12.0000%. In addition to the scheduled monthly interest payments, the mezzanine borrower is required to pay $8,333.34 each month towards the outstanding principal balance of the Cross County Plaza Mezzanine Loan. Additionally, the Cross County Plaza Mezzanine Loan will accrue interest at a rate of 3.0000%, which additional interest will be deferred until the maturity date or any earlier prepayment date, and if a portion of the Cross County Plaza Mezzanine Loan is paid, with such additional interest only payable with respect to the principal prepaid.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

Partial Release. None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

4340 Okeechobee Boulevard West Palm Beach, FL 33409	Collateral Asset Summary – Loan No. 9 Cross County Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,600,000 72.4% 1.40x 10.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

4340 Okeechobee Boulevard West Palm Beach, FL 33409	Collateral Asset Summary – Loan No. 9 Cross County Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,600,000 72.4% 1.40x 10.2%

CARTIFACT
Cross County Plaza
4340 Okeechobee Boulevard
West Palm Beach, FL 33409
West Palm Beach
Royal Palm Beach
Haverhill
Mangonia Park
St Mary's Medical Center
DOWNTOWN
Cityplace
Northwood University
PALM BEACH INTERNATIONAL AIRPORT
Cloud Lake
Lake Clarke Shores
Palm Springs
Greenacres
Lake Worth
Mall At Wellington Green
Palm Beach State College-Lake Worth
PALM BEACH COUNTY PARK AIRPORT
Atlantis
South Palm Beach
Lantana
Manalapan
Hypoluxo
Ocean Ridge
Boynton Beach
Boynton Beach Mall
FLORIDA'S TURNPIKE
OKEECHOBEE BLVD
BELVEDERE RD
FOREST HILL BLVD
LAKE WORTH RD
LANTANA RD
HYPOLUXO RD
GATEWAY BLVD
W BOYNTON BEACH BLVD
ATLANTIC OCEAN
Palm Beach Gardens
Wellington
West Palm Beach
Boynton Beach
Delray Beach
Boca Raton
Coral Springs
Pompano Beach
Fort Lauderdale
Weston
Pembroke Pines
Hollywood
Hialeah
Doral
Miami
Kendall

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

(THIS PAGE INTENTIONALLY LEFT BLANK)

2810 Lord Baltimore Drive Woodlawn, MD 21244	Collateral Asset Summary – Loan No. 10 Windsor Station	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,424,483 68.3% 1.47x 9.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2810 Lord Baltimore Drive Woodlawn, MD 21244	Collateral Asset Summary – Loan No. 10 Windsor Station	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,424,483 68.3% 1.47x 9.5%

Mortgage Loan Information
Loan Seller:	UBSRES
Loan Purpose:	Refinance
Sponsor:	David P. Scheffenacker, Jr.
Borrower:	CJUF III Preston Cordoba-WB, LLC
Original Balance:	$31,500,000
Cut-off Date Balance:	$31,424,483
% by Initial UPB:	2.4%
Interest Rate:	4.7325%
Payment Date:	6th of each month
First Payment Date:	June 6, 2014
Maturity Date:	May 6, 2019
Amortization:	360 months
Additional Debt(1):	$4,500,000 Mezzanine Loan
Call Protection:	L(26), D(30), O(4)
Lockbox / Cash Management:	Hard / In Place

Reserves(2)
	Initial	Monthly
Taxes:	$83,161	$9,670
Insurance:	$15,412	$5,928
Replacement:	$0	$2,592
TI/LC:	$1,000,000	$18,514
Northrop Grumman Free Rent:	$78,024	$0
Additional Rollover:	$0	Springing

Financial Information
Mortgage Loan		Total Debt
Cut-off Date Balance / Sq. Ft.:	$141	$162
Balloon Balance / Sq. Ft.:	$130	$150
Cut-off Date LTV:	68.3%	78.1%
Balloon LTV:	62.9%	72.7%
Underwritten NOI DSCR:	1.51x	1.22x
Underwritten NCF DSCR:	1.47x	1.18x
Underwritten NOI Debt Yield:	9.5%	8.3%
Underwritten NCF Debt Yield:	9.2%	8.1%
Underwritten NOI Debt Yield at Balloon:	10.3%	8.9%
Underwritten NCF Debt Yield at Balloon:	10.0%	8.7%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Suburban Office
Collateral:	Fee Simple
Location:	Woodlawn, MD
Year Built / Renovated:	1980 / 2011
Total Sq. Ft.:	222,170
Property Management:	Cushman & Wakefield of Maryland, Inc.
Underwritten NOI(3):	$2,979,614
Underwritten NCF:	$2,897,504
Appraised Value:	$46,000,000
Appraisal Date:	April 1, 2014

Historical NOI
Most Recent NOI(3):	$2,373,652 (T-12 February 28, 2014)
2013 NOI:	$2,251,910 (December 31, 2013)
2012 NOI:	$840,492 (December 31, 2012)
2011 NOI:	$1,621,252 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	78.2% (February 28, 2014)
2013 Occupancy:	75.8% (December 31, 2013)
2012 Occupancy:	58.0% (December 31, 2012)
2011 Occupancy:	58.0% (December 31, 2011)
(1)	See “Current Mezzanine or Subordinate Indebtedness” herein.
(2)	See “Initial Reserves” and “Ongoing Reserves” herein.
(3)
The increase in Underwritten NOI from Most Recent NOI is primarily attributable to GSA: Center for Medicare Services and Northrop Grumman expanding their leased premises by 13,688 sq. ft. and 25,968 sq. ft., respectively, as of November and October 2013, respectively, which resulted in an increase in underwritten base rent of $839,874.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2810 Lord Baltimore Drive Woodlawn, MD 21244	Collateral Asset Summary – Loan No. 10 Windsor Station	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,424,483 68.3% 1.47x 9.5%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	Annual U/W Base Rent PSF(2)	% of Total U/W Base Rent(2)	Lease Expiration
GSA: Center for Medicare Services	AAA/Aaa/AA+	87,904	39.6%	$17.67	43.9%	9/22/2021(3)
Northrop Grumman	BBB+/Baa2/BBB+	80,594	36.3%	$23.00	52.4%	9/30/2017(4)
Visual Connections	NR/NR/NR	5,325	2.4%	$23.95	3.6%	1/31/2019
Total Occupied Collateral		173,823	78.2%	$20.33	100.0%
Vacant		48,347	21.8%
Total		222,170	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	Annual U/W Base Rent PSF and % of Total U/W Base Rent includes contractual rent steps through February 2015.
(3)	GSA: Center for Medicare Services has one five-year renewal option remaining. The tenant also has an early termination option for all of its space effective September 23, 2016, upon a 90-day notice.
(4)
Northrop Grumman has one five-year renewal option remaining. The tenant has an early termination option on a 25,968 sq. ft. portion of its leased space effective May 31, 2015 upon a six-month notice and payment of all unamortized portions of all tenant improvements and leasing commissions paid by the landlord on the 25,968 sq. ft. premises.

Lease Rollover Schedule(1)(2)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2015	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	2	80,594	36.3%	80,594	36.3%	$23.00	52.4%	52.4%
2018	0	0	0.0%	80,594	36.3%	$0.00	0.0%	52.4%
2019	1	5,325	2.4%	85,919	38.7%	$23.95	3.6%	56.1%
2020	0	0	0.0%	85,919	38.7%	$0.00	0.0%	56.1%
2021	2	87,904	39.6%	173,823	78.2%	$17.67	43.9%	100.0%
2022	0	0	0.0%	173,823	78.2%	$0.00	0.0%	100.0%
2023	0	0	0.0%	173,823	78.2%	$0.00	0.0%	100.0%
2024	0	0	0.0%	173,823	78.2%	$0.00	0.0%	100.0%
Thereafter	0	0	0.0%	173,823	78.2%	$0.00	0.0%	100.0%
Vacant	NAP	48,347	21.8%	222,170	100.0%	NAP	NAP
Total / Wtd. Avg.	5	222,170	100.0%			$20.33	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the stacking plan.

(2)	The rollover schedule includes contractual rent steps through February 2015.

The Loan. The Windsor Station loan (the “Windsor Station Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a two-story, 222,170 sq. ft. suburban office building located at 2810 Lord Baltimore Drive in Woodlawn, Maryland (the “Windsor Station Property”) with an original principal balance of $31.5 million. The Windsor Station Loan has a five-year term and amortizes on a 30-year schedule. The Windsor Station Loan accrues interest at a fixed rate of 4.7325% and has a cut-off date balance of approximately $31.4 million. Windsor Station Loan proceeds, together with mezzanine loan proceeds of $4.5 million and sponsor equity of $522,856, were used to retire existing debt of approximately $34.6 million, fund approximately $1.2 million of reserves, and pay $730,082 of closing costs. Based on the appraised value of $46.0 million as of April 1, 2014, the cut-off date LTV ratio is 68.3%. The most recent prior financing of the Windsor Station Loan was not included in a securitization.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2810 Lord Baltimore Drive Woodlawn, MD 21244	Collateral Asset Summary – Loan No. 10 Windsor Station	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,424,483 68.3% 1.47x 9.5%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$31,500,000	86.2%	Loan Payoff(1)	$34,616,176	94.8%
Mezzanine Loan	$4,500,000	12.3%	Reserves	$1,176,597	3.2%
Sponsor Equity	$522,856	1.4%	Closing Costs	$730,082	2.0%
Total Sources	$36,522,856	100.0%	Total Uses	$36,522,856	100.0%
(1)	Loan Payoff includes approximately $12.2 million in preferred equity.

The Borrower / Sponsor. The borrower, CJUF III Preston Cordoba-WB, LLC, is a single purpose Maryland limited liability company structured to be bankruptcy remote, with two independent directors in its organizational structure. The sponsor of the borrower and non-recourse carve-out guarantor of the Windsor Station Loan is David P. Scheffenacker, Jr., founder of Preston Scheffenacker Properties. David P. Scheffenacker, Jr. has over 28 years of experience in real estate development and founded Preston Scheffenacker Properties in 1991. Preston Scheffenacker Properties is a real estate investment and development company that manages diverse real estate ventures and transactions including adaptive re-use and improvement of existing properties and new land acquisition developments. Preston Scheffenacker Properties has developed and redeveloped all property types from office and retail to multifamily and mixed-use projects and has developed and managed more than 15 million sq. ft. of real estate valued at more than $800 million.

The Property. The Windsor Station Property is a 222,170 sq. ft., Class A, two-story, multi-tenant office building located in Woodlawn, Maryland, approximately 7 miles west of downtown Baltimore and 35 miles northeast of Washington, DC. The Windsor Station Property was built in 1980 and originally known as the Actavis Building and used for the manufacturing and distribution of pharmaceutical products. After acquiring the then vacant Windsor Station Property in 2007, the sponsor invested $23.0 million converting the building into a Class A office building, which conversion was completed in 2011. The Windsor Station Property has 751 parking spaces, which represents a parking ratio of 3.38 spaces per 1,000 sq. ft. of NRA. The Windsor Station Property is situated on an approximately 11.7 acre site on the southwest corner of Lord Baltimore Drive and Windsor Boulevard, within a State of Maryland Enterprise Zone. A State of Maryland Enterprise Zone is an area where businesses may be eligible for property and employment tax credits in return for job creation and investments, and the Windsor Station Property receives tax abatements through June 30, 2022 in connection therewith. The Social Security Administration headquarters is located approximately 2.5 miles southeast of the Windsor Station Property and includes 11 office and flex buildings totaling approximately 2.97 million sq. ft. The U.S. Centers for Medicare and Medicaid Services, which leases 87,904 sq. ft. at the Windsor Station Property under GSA: Center for Medicare Services, headquarters is located approximately two miles southwest of the Windsor Station Property and occupies approximately 750,000 sq. ft. As of the February 28, 2014 rent roll, the Windsor Station Property was 78.2% leased to three tenants, GSA: Center for Medicare Services, Northrop Grumman and Visual Connections.

Environmental Matters. The Phase I environmental report dated April 7, 2014 recommended no further action at the Windsor Station Property.

Major Tenants.

GSA: Center for Medicare Services (87,904 sq. ft.; 39.6% of NRA; 43.9% of U/W Base Rent) GSA: Center for Medicare Services (“GSA: CMS”) is a federal sub-agency within the United States Department of Health and Human Services that administers the Medicare program and works in partnership with state governments to administer Medicaid, the State Children’s Health Insurance Program, and Health Insurance Portability standards. According to the agency’s website, the agency remains the largest purchaser of health care in the United States. Its programs combined currently pay almost one-third of the United States’ health expenditures. In fiscal year 2015, the agency expects to serve almost 123 million Medicare, Medicaid and CHIP beneficiaries, more than one-in-three Americans. GSA: CMS outlays more benefits than any other Federal agency and in fiscal year 2015, benefit outlays for its traditional programs are expected to total $953.9 billion. The agency employs over 4,000 people and is headquartered in Woodlawn, Maryland, approximately 2.5 miles southeast of the Windsor Station Property. There are reportedly currently approximately 3,000 employees located at the headquarters location and approximately 300 at the Windsor Station Property, while the tenant reportedly has the authority to hire an additional 390 full time employees. At the Windsor Station Property, the tenant’s functions reportedly relate specifically to the implementation and maintenance of the 2010 enacted Affordable Care Act.

GSA: CMS originally leased a 74,216 sq. ft. suite in September 2011 and subsequently expanded into another suite totaling 13,688 sq. ft. in November 2013. Upon lease expiration, GSA: CMS has one, five-year renewal option at a rental rate of $22.20 PSF. The tenant has an early termination option for all of its space effective September 23, 2016, upon 90 day notice.

Northrop Grumman (80,594 sq. ft.; 36.3% of NRA; 52.4% of U/W Base Rent) Northrop Grumman (“Northrop”) is a leading global security company providing innovative systems, products and solutions in unmanned systems, cyber, C4ISR, and logistics and modernization to government and commercial customers worldwide. Northrop operates in four segments: aerospace systems,

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2810 Lord Baltimore Drive Woodlawn, MD 21244	Collateral Asset Summary – Loan No. 10 Windsor Station	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,424,483 68.3% 1.47x 9.5%

electronic systems, informational systems and technical services. Northrop is a Fortune 500 company that was founded in 1939, employs over 68,000 people worldwide and is based in Falls Church, Virginia.

Northrop originally leased a 54,626 sq. ft. suite in December 2011 and subsequently expanded into another suite totaling 25,968 sq. ft. in October 2013. Upon lease expiration, Northrop has one, five-year renewal option at 95% of fair market value. Northrop has an early termination option on a 25,968 sq. ft. portion of its leased space effective May 31, 2015 upon a six-month notice and payment of all unamortized portions of all tenant improvements and leasing commissions paid by the landlord on the 25,968 sq. ft. premises.

The Market. The Windsor Station Property is located in Woodlawn, Maryland within the Baltimore-Columbia-Towson Metropolitan Statistical Area (the “Baltimore MSA”). The Baltimore MSA benefits from its location approximately 39.0 miles north of Washington, DC. The Baltimore MSA is home to 23 four-year and seven two-year enrollment colleges including Johns Hopkins University and the University of Maryland-Baltimore. Several of the region’s largest employers are part of the educational and health services industries including Johns Hopkins University and Bayview Medical Center, the University of Maryland Medical Center, and the University of Maryland-Baltimore. Access to the Baltimore MSA is provided by the Baltimore Washington Thurgood Marshall Airport, which transported approximately 22.5 million passengers in 2013. Railroads in the region include AMTRAK, CSX Transportation, Conrail, Norfolk Southern Railroad, and the Canton Railroad Company. Vehicular access to the region is provided by Interstates 70, 95, and 695. Interstate 70 begins in Baltimore and leads to Columbus, Ohio to the west; Interstate 95, a major north/south interstate, parallels the eastern United States seaboard and provides access to Miami, Florida to the south and Canada to the north. Interstate 695, the Baltimore Beltway, is a 52-mile circumferential highway which encircles Baltimore and provides access to Interstate 70 and 95, among others. As of year-end 2013, the Baltimore MSA had a population of approximately 2.8 million, median household income of $70,801 and an unemployment rate of 7.0%.

According to a market research report, the Windsor Station Property is located in the Baltimore office market and the Baltimore County Southwest office submarket. As of the year-end 2013, the Baltimore office market contained 6,212 buildings consisting of 135.6 million sq. ft., with a vacancy rate of 11.6% and quoted rental rates of $21.33 PSF. As of the year-end 2013, the Baltimore County Southwest office submarket contained 291 buildings consisting of approximately 7.4 million sq. ft., with a vacancy rate of 8.8% and quoted rental rates of $18.71 PSF.

The appraiser identified five lease comparables, which are presented in the following chart:

Office Lease Comparables(1)
Property	Year Built	Total Size (Sq. Ft.)		Leased Area (Sq. Ft.)		Tenant	Initial Rent PSF		Class
Windsor Station Property	1980	222,170	(2)	173,823	(2)	Various	$20.33	(2)	A
BECO Corporate Center	1988	199,596		3,772		MD Dept. of Education	$22.88		A
BWTech	2001	63,688		16,206		Informs	$22.50		A
Windsor Office Park	2006	31,210		6,006		Mantech	$18.85		B
BECO Corporate Center	1988	199,596		1,310		Terrain Title	$20.74		A
Rutherford Business Center	1988	30,102		3,104		Intriguard	$18.00		B
Total / Wtd. Avg.(3)		524,192		6,080			$20.29
(1)	Source: Appraisal
(2)	Based on the rent roll dated February 28, 2014.
(3)	Total / Wtd. Avg. does not include the Windsor Station Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2810 Lord Baltimore Drive Woodlawn, MD 21244	Collateral Asset Summary – Loan No. 10 Windsor Station	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,424,483 68.3% 1.47x 9.5%

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	2013	T-12 2/28/2014	U/W	U/W PSF
Base Rent	$1,754,665	$1,514,081	$2,692,389	$2,846,128	$3,491,424	$15.72
Vacancy Gross Up	0	0	0	0	1,111,981	5.01
Rent Steps(1)	0	0	0	0	43,078	0.19
Straight Line Rent (IG Tenants)	0	0	0	0	94,958	0.43
Gross Potential Rent	$1,754,665	$1,514,081	$2,692,389	$2,846,128	$4,741,440	$21.34
Total Recoveries	0	362,451	510,115	526,219	605,145	2.72
Less: Vacancy	0	0	0	0	(1,111,981)	(5.01)
Effective Gross Income	$1,754,665	$1,876,531	$3,202,504	$3,372,348	$4,234,604	$19.06
Total Operating Expenses	133,412	1,036,039	950,594	998,696	1,254,990	5.65
Net Operating Income(2)	$1,621,252	$840,492	$2,251,910	$2,373,652	$2,979,614	$13.41
TI/LC	0	0	0	0	51,007	0.23
Capital Expenditures	0	0	0	0	31,104	0.14
Net Cash Flow	$1,621,252	$840,492	$2,251,910	$2,373,652	$2,897,504	$13.04
(1)	U/W Rent Steps includes contractual rent increases through February 2015.
(2)
The increase in U/W Net Operating Income from T-12 2/28/2014 Net Operating Income is primarily attributable to GSA: Center for Medicare Services and Northrop Grumman expanding their leased premises by 13,688 sq. ft. and 25,968 sq. ft., respectively, as of November and October 2013, respectively, which resulted in an increase in underwritten base rent of $839,874.

Property Management. The Windsor Station Property is managed by Cushman & Wakefield of Maryland, Inc. (“Cushman & Wakefield”). Cushman & Wakefield offers a variety of services in areas such as building operations, tenant relations, financial management, energy/sustainability, environmental health and safety, security, emergency planning, and project management. Cushman & Wakefield has 253 offices in 60 countries providing property/asset management services, all of which are connected through the firm’s service platform. The property manager for the Windsor Station Property is Jon Sadaka, who has over seven years of experience in commercial real estate management services. Jon Sadaka currently oversees the management of 1.2 million sq. ft. of industrial/office properties in Anne Arundel and Baltimore Counties in Maryland.

Lockbox / Cash Management. The Windsor Station Loan is structured with a hard lockbox and in place cash management. The borrower sent tenant direction letters to all tenants instructing them to deposit all rents and other payments directly into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed in accordance with the loan documents. All excess cash after payment of debt service and reserves under the Windsor Station Mezzanine Loan (as defined below) and monthly debt service under the Windsor Station Mezzanine Loan will be swept into the Windsor Station Mezzanine Loan cash management account if the Windsor Station Mezzanine Loan is outstanding, provided that all excess cash flow will be swept into a lender controlled account and held as additional collateral for the Windsor Station Loan during a Cash Sweep Event Period (as defined below).

A “Cash Sweep Event Period” will exist (i) during an event of default, (ii) upon the occurrence of any bankruptcy action of the borrower, mezzanine borrower, guarantor, or manager, until such time that, (a) with respect to the borrower, mezzanine borrower, guarantor, or manager, the bankruptcy action has been timely discharged, stayed or dismissed in a timely manner or (b) with respect to the property manager, such property manager has been replaced in accordance with the loan documents, (iii) if (a) the Windsor Station Mezzanine Loan is still outstanding and the aggregate debt service coverage ratio based on the trailing 12-month period immediately preceding the date of determination falls below 1.10x, until such time that the aggregate debt service coverage ratio is greater than 1.15x on an aggregate basis for two consecutive quarters or (b) the Windsor Station Mezzanine Loan has been paid in full and the debt service coverage ratio based on the trailing 12-month period immediately preceding the date of determination falls below 1.20x, until such time that the debt service coverage ratio is greater than 1.25x for two consecutive quarters, (iv) if the borrower, guarantor, manager, or any officer or director of the borrower, guarantor or manager is indicted for a felony or any charge related to fraud, until such time that, if an affiliated manager is the subject of the indictment, the borrower replaces such manager with a qualified manager, or (v) during a Key Tenant Trigger Event Period (as defined below).

A “Key Tenant Trigger Event Period” will exist (i) if any Key Tenant (as defined below) gives notice of its intention to terminate all or a material portion of its lease or not to extend or renew its lease, until such time that the Key Tenant extends or renews its lease or a replacement tenant or tenants occupy all of the Key Tenant’s leased premises, are open for business and paying full unabated rent, (ii) if a Key Tenant fails to give notice of its election to renew its lease on or prior to twelve months prior to the expiration date or the date required by its lease, until such time that the Key Tenant renews its lease or a replacement tenant or tenants occupy all of the Key Tenant’s leased premises, (iii) on the date twelve months prior to the lease termination option of GSA: Center for Medicare Services,

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2810 Lord Baltimore Drive Woodlawn, MD 21244	Collateral Asset Summary – Loan No. 10 Windsor Station	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,424,483 68.3% 1.47x 9.5%

until such time that GSA: Center for Medicare Services delivers a signed waiver of its termination option or a replacement tenant or tenants occupy all of GSA: Center for Medicare Services’ leased premises, (iv) if an event of default under a Key Tenant’s lease beyond any applicable grace or cure period occurs, until such time that the borrower delivers evidence to lender that it has cured the applicable event of default, (v) if the bankruptcy or insolvency of any Key Tenant or any lease guarantor under a Key Tenant’s lease occurs, until such time as the applicable Key Tenant lease is affirmed in the applicable bankruptcy proceeding, provided that the applicable Key Tenant will be actually paying all rents due under its lease, (vi) if any Key Tenant’s lease terminates for any reason, until such time that a replacement tenant or tenants occupy all of the Key Tenant’s leased premises, are open for business and paying full, unabated rent, or (vii) if any Key Tenant “goes dark”, vacates, ceases to occupy or discontinues its operations at the space demised under such Key Tenant’s lease, until such time that the Key Tenant recommences operations or a replacement tenant or tenants occupy all of the Key Tenant’s leased premises.

A “Key Tenant” means (i) Northrop Grumman, (ii) GSA: Center for Medicare Services or (iii) any tenant that, together with its affiliates, leases space that (a) covers or is expected to cover 20.0% or more of the NRA at the Windsor Station Property or (b) requires the payment of base rent in an amount equal to or exceeding 20.0% of the in place base rent at the Windsor Station Property.

Initial Reserves. At closing, the borrower deposited (i) $83,161 into the tax reserve account, (ii) $15,412 into the insurance reserve account, (iii) $1,000,000 into the TI/LC reserve account, and (iv) $78,024 into the free rent reserve account, related to certain rental abatements due to Northrop Grumman.

Ongoing Reserves. On a monthly basis, the borrower is currently required to deposit reserves of (i) $9,670 into the tax reserve account, (ii) $5,928 into the insurance reserve account, (iii) $2,592 into the replacement reserve account, and (iv) $18,514 into the TI/LC reserve account. Beginning in October 2014 and continuing through September 2016, the borrower is required to deposit $36,921 into the additional rollover reserve account, related to the repayment of certain tenant improvement costs paid by borrower in connection with the GSA: Center for Medicare Services lease.

Current Mezzanine or Subordinate Indebtedness. In conjunction with the Windsor Station Loan, Soma Specialty Finance LLC provided a $4.5 million mezzanine loan (the “Windsor Station Mezzanine Loan”) that is secured by a pledge of the equity interests in the borrower. The Windsor Station Mezzanine Loan requires payments of interest only at a rate of 10.5000% and is coterminous with the Windsor Station Loan.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2810 Lord Baltimore Drive Woodlawn, MD 21244	Collateral Asset Summary – Loan No. 10 Windsor Station	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,424,483 68.3% 1.47x 9.5%

CARTIFACT
Windsor Station
2810 Lord Baltimore Drive
Woodlawn, MD 21244
Owings Mills
Owings Mills Station
Garrison
Pikesville
Randallstown
Milford Mill
Woodlawn
Catonsville
Ellicott City
Elkridge
Halethorpe
Baltimore Highlands
Pumphrey
Linthicum
Ferndale
Baltimore
Towson
Towson University
Greater Baltimore Medical Center
Old Court Station
Milford Mill Station
Reisterstown Plaza Station
Rogers Station
West Coldspring Station
Mondawmin Station
Penn/North Station
Upton Station
State Center
Metro
Light Rail
Falls Road Station
Mt. Washington Station
Coldspring Station
Woodberry Station
North Avenue Station
Penn Station
Camden
Camden Yards
Hamburg Street
Westport
Cherry Hill
Patapsco Station
Baltimore Highlands
Nursery Road Station
North Linthicum
Linthicum Station
BWI Business Park Station
BWI Airport Station
Ferndale
BWI Station
Dorsey
St. Denis
Halethorpe
West Baltimore Station
MARC Penn
MARC Camden
Baltimore-Washington Int'l Thurgood Marshall Airport
Pimlico Race Course
Sinai Hospital of Baltimore
College of Notre Dame of Maryland
Johns Hopkins University
Druid Hill Park
Coppin State Univ
Cathedral Cemetery
Baltimore National Cemetery
University of Maryland Baltimore County
The Community College of Baltimore County
Patapsco Valley State Park
Diamond Ridge Golf Course
Forest Park Golf Course
Leakin Park
Robert E Lee Park
Woodholme Country Club
Green Spring Valley Hunt CC
Suburban Club of Baltimore
Reisterstown Rd
Liberty Rd
Windsor Mill Rd
N Rolling Rd
Baltimore National Pike
Columbia Pike
Frederick Rd
Frederick Ave
Smith Ave
Montgomery Rd
Washington Blvd
Bellona Ave
Glen Burnie Byp
Ritchie Hwy
Cedar Hill Cemetery
140
795
695
83
45
129
70
40
95
895
295
195
97
100
10
Towson
Baltimore
Dundalk
Maryland
Ellicott City
Columbia
Ferndale
Olney
Gaithersburg
Rockville
Potomac
Bethesda
Silver Spring
College Park
Beltsville
Bowie
Crofton
Crownsville
Annapolis
Seabrook
Odenton
Severna Park
South Gate
Mitchellville
District of Columbia
Washington, D.C.
Arlington
Annandale
Largo
Greater Upper Marlboro

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

88 Third Avenue Brooklyn, NY 11217	Collateral Asset Summary – Loan No. 11 88 Third Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,650,000 73.0% 1.21x 7.6%

Mortgage Loan Information
Loan Seller:	UBSRES
Loan Purpose:	Refinance
Sponsor:	Joseph R. Traina, Sr.
Borrower:	88 Third Avenue Realty LLC
Original Balance:	$30,650,000
Cut-off Date Balance:	$30,650,000
% by Initial UPB:	2.4%
Interest Rate:	4.6950%
Payment Date:	6th of each month
First Payment Date:	August 6, 2014
Maturity Date:	July 6, 2024
Amortization:	Interest only for first 24 months; 360 months thereafter
Additional Debt(1):	Future Mezzanine Debt Permitted
Call Protection:	L(24), D(83), O(13)
Lockbox / Cash Management:	Hard / In Place

Reserves
	Initial	Monthly
Taxes:	$93,826	$36,087
Insurance:	$75,484	$7,121
Replacement:	$0	$2,073
TI/LC(2):	$0	Springing
City Rollover(3):	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$308
Balloon Balance / Sq. Ft.:	$264
Cut-off Date LTV:	73.0%
Balloon LTV:	62.7%
Underwritten NOI DSCR(4):	1.23x
Underwritten NCF DSCR(4):	1.21x
Underwritten NOI Debt Yield:	7.6%
Underwritten NCF Debt Yield:	7.5%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	CBD Office
Collateral:	Fee Simple
Location:	Brooklyn, NY
Year Built / Renovated:	1925 / 2006
Total Sq. Ft.:	99,520
Property Management:	JT 88 Holding Inc.
Underwritten NOI:	$2,338,111
Underwritten NCF:	$2,313,231
“As-is” Appraised Value:	$42,000,000
“As-is” Appraisal Date:	April 3, 2014

Historical NOI
Most Recent NOI:	$2,280,839 (T-12 May 31, 2014)
2013 NOI(5):	NAV
2012 NOI:	$2,268,980 (December 31, 2012)
2011 NOI:	$2,330,368 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	100.0% (July 6, 2014)
2013 Occupancy:	100.0% (December 31, 2013)
2012 Occupancy:	100.0% (December 31, 2012)
2011 Occupancy:	100.0% (December 31, 2011)
(1)
Future mezzanine debt that is coterminous with the term of the mortgage loan is permitted, subject to terms and conditions as specified in the loan documents, in an amount that results in (i) a combined LTV ratio of no greater than 75.0% and (ii) a combined DSCR of not less than 1.05x.

(2)
Monthly escrow of $8,293 for TI/LC reserves is required to be waived for as long as (i) the HRA lease remains in full force and effect and (ii) no City Trigger Event (as defined herein) has occurred and is continuing.

(3)
All excess cash flow will be deposited monthly into the City Rollover reserve upon a City Trigger Event. A “City Trigger Event” will occur upon (i) any bankruptcy action, monetary default or other material default by the HRA, (ii) any termination or cancellation of the HRA lease or going dark of the HRA space.

(4)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.60x and 1.59x, respectively.
(5)	2013 historical financials were not provided by the borrower.

TRANSACTION HIGHLIGHTS

■
Tenancy. The 88 Third Avenue property is 100.0% leased to the New York City - Human Resource Administration (“HRA”), a credit rated government tenant that has been at the 88 Third Avenue property since 1988, with the original 15-year lease term extended through August 2024. The 88 Third Avenue property was built in 1925 for industrial use, and was subsequently renovated and converted for office use in 2006 specifically for the occupancy of the HRA. According to the Mayor’s Management Report - HRA, the HRA has approximately 15,000 employees and a 2013 estimated annual budget of $9.3 billion.

■
Location. The 88 Third Avenue property is located in the Boerum Hill neighborhood within downtown Brooklyn. Downtown Brooklyn and Boerum Hill form the civic and commercial center of Brooklyn, the largest borough of New York City with approximately 2.5 million people. The area includes the Brooklyn Borough Hall, the Kings County New York State courthouse, the central courthouse for the Federal Eastern District of New York, and MetroTech Center, a 16-acre commercial, academic, and high-technology complex with more than five million sq. ft. of office and retail space. Located four blocks from the 88 Third Avenue property is the Atlantic Terminal, the second largest transit hub in New York City used by almost 40 million people each year with access to the B, Q, 2, 3, 4, 5, D, N and R subway lines and the new Barclay’s Center Arena, home to the Brooklyn Nets Basketball team and centerpiece of the larger Atlantic Yards development.

■
Sponsorship. Joseph R. Traina, Sr. is the Chairman of The Traina Companies and has over 30 years of experience in real estate development, construction management and executive management and marketing. Mr. Traina has overseen a property portfolio valued at $2 billion, and has acquired, renovated, leased and/or sold 10 million sq. ft. of commercial property and over 1,000 acres of residential property in the New York metropolitan area.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

340 Town Centre Drive Johnstown, PA 15904	Collateral Asset Summary – Loan No. 12 Richland Town Centre	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 71.4% 1.32x 9.0%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsor:	Matthew J. McGill; John R. McGill
Borrower:	Johnstown Shopping Center, LLC
Original Balance:	$30,000,000
Cut-off Date Balance:	$30,000,000
% by Initial UPB:	2.3%
Interest Rate:	4.7445%
Payment Date:	6th of each month
First Payment Date:	August 6, 2014
Maturity Date:	July 6, 2024
Amortization:	360 months
Additional Debt:	None
Call Protection:	L(24), D(91), O(5)
Lockbox / Cash Management(1):	Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$46,083	$46,083
Insurance:	$42,215	$5,277
Replacement:	$0	$6,791
TI/LC(2):	$0	$12,232
Required Repairs:	$5,245	NAP
McGill Reserve(3):	$1,150,000	$0
Tenant Trigger Reserve(4):	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$103
Balloon Balance / Sq. Ft.:	$84
Cut-off Date LTV:	71.4%
Balloon LTV:	58.2%
Underwritten NOI DSCR:	1.44x
Underwritten NCF DSCR:	1.32x
Underwritten NOI Debt Yield:	9.0%
Underwritten NCF Debt Yield:	8.3%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Anchored Retail
Collateral:	Fee Simple
Location:	Johnstown, PA
Year Built / Renovated:	2004 / NAP
Total Sq. Ft.:	291,037
Property Management:	MJM Property Management and Development, LLC
Underwritten NOI(5):	$2,711,751
Underwritten NCF:	$2,484,742
Appraised Value:	$42,000,000
Appraisal Date:	May 17, 2014

Historical NOI
Most Recent NOI(5):	$2,938,408 (T-12 April 30, 2014)
2013 NOI:	$2,974,436 (December 31, 2013)
2012 NOI:	$2,903,630 (December 31, 2012)
2011 NOI:	$2,790,936 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	100.0% (May 29, 2014)
2013 Occupancy:	100.0% (December 31, 2013)
2012 Occupancy:	100.0% (December 31, 2012)
2011 Occupancy:	99.8% (December 31, 2011)
(1)
Cash management will be triggered upon (i) any event of default, (ii) a bankruptcy action of borrower, principal, guarantor or manager, (iii) a Tenant Trigger Event or (iv) the failure by the borrowers to maintain a DSCR of at least 1.15x for two consecutive calendar quarters. A “Tenant Trigger Event” will commence upon the earlier of (a) (i) bankruptcy action by TJ Maxx, (ii) TJ Maxx provides notice to vacate, (iii) TJ Maxx vacates or “goes dark”, (iv) TJ Maxx has not renewed its lease six months prior to its existing lease expiration date or (b) any tenant provides notice of its intent to exercise any remedies to any co-tenancy provision.

(2)
Commencing on the 37th payment, the TI/LC reserve monthly deposit will increase to $24,464. Commencing on the 61st payment, the TI/LC reserve monthly deposit will decrease to $7,339. Monthly TI/LC reserve deposits will be capped at an aggregate amount of $1,000,000.

(3)	The borrower deposited $1,150,000 into escrow to cover all outstanding bankruptcy claims associated with John R. McGill’s bankruptcy proceedings.
(4)	Upon the occurrence of a Tenant Trigger Event, all excess cash flow will be deposited monthly into the tenant trigger reserve.
(5)	The decrease from Most Recent NOI to Underwritten NOI is primarily a result of a 5.0% economic vacancy. As of May 29, 2014, the property was 100.0% occupied.

TRANSACTION HIGHLIGHTS

■
Property.  Richland Town Centre is a 291,037 sq. ft. anchored power center located in Johnstown, Pennsylvania, approximately 70 miles southeast of Pittsburgh, Pennsylvania. The property is currently 100.0% occupied by 32 tenants, including Bed, Bath & Beyond, Best Buy, Dress Barn, Famous Footwear, Michaels, Petco, Richland Cinemas, Ross Dress for Less and TJ Maxx. Additionally, the property is shadow anchored by Walmart Supercenter.

■
Location.  Richland Town Centre is the closest retail power center to the University of Pittsburgh Johnstown, Pennsylvania Highlands College and the Richland High School. The property is located within a half mile of the intersection of two state routes, Route 65 and Route 219.

■
Market.  Richland Town Centre is located in the Westmoreland retail submarket, which as of Q1 2014 reported a market vacancy of 4.9%. Within a five mile radius of the Richland Town Centre property, the 2013 population and average household income was 48,771 and $49,875, respectively.

■
Stable Occupancy. Since 2005, the property has maintained an average occupancy above 98.3%. Approximately 24 tenants, representing 79.9% of NRA, have been in occupancy at the Richland Town Centre property for at least five years.

■
Sales.  TJ Maxx reported 2013 sales of $186 PSF, reflecting a 16.3% increase from 2009 sales. Remaining tenants that report sales include: Richland Mall Cinemas, $252,572 per screen; Michaels, $155 PSF; Dress Barn, $118 PSF; Famous Footwear, $165 PSF; Sally’s Beauty Supply, $489 PSF.

■	Investment Grade Tenancy. Investment grade tenants occupy approximately 45.6% of the property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2000 Jefferson Davis Highway Arlington, VA 22202	Collateral Asset Summary – Loan No. 13 Hampton Inn & Suites Crystal City	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 58.5% 1.85x 12.8%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsor:	InterAmerican Hotels Corp.
Borrower:	Crystal City Hospitality LLC
Original Balance:	$25,000,000
Cut-off Date Balance:	$25,000,000
% by Initial UPB:	1.9%
Interest Rate:	4.7635%
Payment Date:	6th of each month
First Payment Date:	August 6, 2014
Maturity Date:	July 6, 2024
Amortization:	360 months
Additional Debt:	None
Call Protection:	L(24), D(92), O(4)
Lockbox / Cash Management(1):	Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$150,000	$37,500
Insurance:	$44,459	$8,892
FF&E:	$24,503	1/12 of 4.0% of next year’s estimated gross income
Required Repairs:	$6,438	NAP
Franchise Agreement Sweep(2):	$0	Springing

Financial Information
Cut-off Date Balance / Key:	$155,280
Balloon Balance / Key:	$126,691
Cut-off Date LTV:	58.5%
Balloon LTV:	47.8%
Underwritten NOI DSCR:	2.05x
Underwritten NCF DSCR:	1.85x
Underwritten NOI Debt Yield:	12.8%
Underwritten NCF Debt Yield:	11.6%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Limited Service Hospitality
Collateral:	Fee Simple
Location:	Arlington, VA
Year Built / Renovated:	2003 / 2012
Total Keys:	161
Property Management:	Sound Hospitality Management, LLC
Underwritten NOI:	$3,208,673
Underwritten NCF:	$2,905,546
Appraised Value:	$42,700,000
Appraisal Date:	March 25, 2014

Historical NOI(3)
Most Recent NOI:	$3,112,755 (T-12 May 31, 2014)
2013 NOI:	$3,250,877 (December 31, 2013)
2012 NOI:	$3,593,243 (December 31, 2012)
2011 NOI:	$3,549,001 (December 31, 2011)

Historical Occupancy(3)
Most Recent Occupancy:	86.8% (May 31, 2014)
2013 Occupancy:	88.5% (December 31, 2013)
2012 Occupancy:	88.4% (December 31, 2012)
2011 Occupancy:	89.0% (December 31, 2011)
(1)
Cash management will be triggered upon (i) any payment default or material event of default, (ii) the failure by the borrower to maintain a DSCR of at least 1.25x (such threshold may be reduced to 1.20x upon borrower’s payment of $150,000) for four consecutive calendar quarters, (iii) a bankruptcy action of borrower, principal, guarantor or manager or (iv) on April 26, 2019 (the date that is 12 months prior to the franchise agreement expiration date) (such date, “the Franchise Agreement Trigger”).

(2)	All excess cash will be swept into a Franchise Agreement Sweep reserve upon a Franchise Agreement Trigger provided that such sweep will not commence if (i) the borrower deposits the lesser of $1,000,000 or 125.0% or a letter of credit in the same amount of the cost of any PIP in connection with the extension of the franchise agreement before April 26, 2019. The loan is full recourse if there is a loss of flag or if the franchise agreement is not renewed.
(3)	The RevPAR penetration for 2011, 2012 and 2013 was 117.6%, 120.6% and 128.0%, respectively.

TRANSACTION HIGHLIGHTS

■
Property.  Hampton Inn & Suites Crystal City is a 10-story limited service lodging facility, featuring 161 guestrooms in Arlington, Virginia. Amenities include a pool, fitness center, gift shop, business center, a breakfast room, high speed internet, vending machines and 1,520 SF of meeting space.

■
Renovation.  Since 2011, the borrower has invested approximately $850,000 ($5,271 per key) in renovations and capital expenditures, which include remodeling of guestrooms, replacement of flat screen televisions, fitness center equipment, and guestroom furniture upgrades.

■
Management.  Hampton Inn & Suites Crystal City is managed by Sound Hospitality Management, LLC (“Sound Hospitality,” an affiliate of the borrower), a Miami based hotel management company which offers leisure customers, business travelers and government associates mid-scale hotel services. Sound Hospitality is run by Ben Castera, who is also the President of the sponsor, and has over 30 years of hotel industry experience. Currently, the company has seven hotels under management.

■
Location. Hampton Inn & Suites Crystal City is located along Jefferson Davis Highway in the Crystal City sub-market of Arlington County, just south of Washington DC, near the intersection of Route 1 and Interstate 395 proximate to Ronald Reagan National Airport.

■
Performance. Hampton Inn & Suites Crystal City has been above 86.0% occupied every year since 2010. As of May 31, 2014, the Hampton Inn & Suites property outperformed its competitive set in terms of occupancy, ADR and RevPAR with penetration rates of 121.0%, 101.3% and 122.6%, respectively.

■	Demand Segmentation. The demand segmentation at Hampton Inn & Suites Crystal City consists of 55.0% leisure clients and 15.0% each of commercial, meeting and group and government.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

4200 Admiralty Way, Marina del Rey, CA 90292	Collateral Asset Summary – Loan No. 14 Hilton Garden Inn Marina del Rey	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$23,000,000 63.5% 1.83x 12.9%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Refinance
Sponsor:	Invest West Financial Corporation
Borrower:	IWF Marina Int, LLC
Original Balance:	$23,000,000
Cut-off Date Balance:	$23,000,000
% by Initial UPB:	1.8%
Interest Rate:	4.6800%
Payment Date:	6th of each month
First Payment Date:	August 6, 2014
Maturity Date:	July 6, 2024
Amortization:	360 months
Additional Debt(1):	Future Mezzanine Debt Permitted
Call Protection:	L(24), D(92), O(4)
Lockbox / Cash Management(2):	Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$67,629	$11,272
Insurance(3):	$0	Springing
FF&E(4):	$0	Springing
Ground Rent(5):	$107,000	Ground Rent Payment

Financial Information
Cut-off Date Balance / Room:	$171,642
Balloon Balance / Room:	$139,648
Cut-off Date LTV(6):	63.5%
Balloon LTV:	51.7%
Underwritten NOI DSCR:	2.07x
Underwritten NCF DSCR:	1.83x
Underwritten NOI Debt Yield:	12.9%
Underwritten NCF Debt Yield:	11.3%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Limited Service Hospitality
Collateral:	Leasehold
Location:	Marina del Rey, CA
Year Built / Renovated:	1977 / 2013
Total Rooms:	134
Property Management:	Pacifica Hotel Management, LLC
Underwritten NOI:	$2,955,884
Underwritten NCF:	$2,610,069
“As-is” Appraised Value:	$36,200,000
“As-is” Appraisal Date:	March 25, 2014
“As Stabilized” Appraisal Value(6):	$38,200,000
“As Stabilized” Appraisal Date:	March 25, 2016

Historical NOI
Most Recent NOI:	$2,883,158 (T-11 May 31, 2014)
2013 NOI:	$1,483,541 (December 31, 2013)
2012 NOI:	NAV

Historical Occupancy
Most Recent Occupancy:	80.5% (May 31, 2014)
2013 Occupancy:	78.9% (December 31, 2013)
2012 Occupancy:	NAV
(1)
Borrower is permitted to obtain a mezzanine loan from an approved mezzanine lender provided that (i) the combined LTV shall not exceed 63.5%, (ii) the combined DSCR shall not be less than 1.83x and (iii) the combined debt yield shall not be less than 11.4%.

(2)
Cash management will be triggered (i) during the continuance of an event of default, (ii) if the DSCR falls below 1.25x until such time that the DSCR is at least 1.30x for two consecutive calendar quarters or (iii) upon the commencement and continuance of a mezzanine loan obtained by borrower.

(3)	The borrower is required to deposit 1/12 of the annual insurance premiums into an insurance reserve account if an acceptable blanket insurance policy is no longer in place.
(4)	For as long as the borrower continues to make monthly deposits into an FF&E fund pursuant to the ground lease, the replacement reserve of 4.0% of prior month’s operating income will be waived.
(5)	The borrower is required to deposit a monthly amount equal to the ground rent that will be payable under the ground lease on each payment date.
(6)
The “As Stabilized” Appraised Value is based on the property achieving a stabilized occupancy of 79.0% and ADR of $229.79. Based on the Cut-off Date Balance of $23.0 million, the “As Stabilized” LTV is 60.2%.

TRANSACTION HIGHLIGHTS

■
Collateral. The property is a three-story, 134-room limited service hotel located in Marina del Rey, California. The property was built in 1977 and was completely renovated in 2013 for $14.4 million, re-opening in June 2013. Renovation included new hard and soft goods for all guestrooms, modernizing the bathrooms and upgrading of the meeting space and common areas. The sponsor also added a new restaurant, the Marina Grill and Bar, as well as an extensively landscaped outdoor courtyard furnished with umbrellas, heater lamps, fire pit and outdoor furniture. Amenities at the property include an outdoor pool and whirlpool, fitness center, business center, restaurant, full bar, room service and one level of subterranean parking for 205 cars.

■
Market. Marina del Rey is located approximately 16.5 miles southwest of Downtown Los Angeles on the Pacific Ocean coast. The property is within walking distance to Venice Beach and is within a short drive to shopping and dining attractions in Santa Monica, Hollywood, and Beverly Hills. Despite being closed during the renovation, the property still achieved occupancy, ADR and RevPAR penetration rates of 97.5%, 111.4% and 108.6% as of May 2014.

■
Ground Lease and Franchise Agreement. The property is situated on a long term ground lease from the County of Los Angeles that expires December 31, 2067. The ground rent is comprised of a percentage rent portion and a fixed rent portion, which step up periodically throughout the lease.  Upon the completion of the renovation in June 2013, the sponsor executed a franchise agreement with Hilton Garden Inns Franchise LLC that expires on May 1, 2028.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Mission Viejo, CA	Collateral Asset Summary – Loan Nos. 15 & 16 La Paz Plaza & Plaza Alicia Crossed Loans	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,925,000 65.2% 1.28x 8.2%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsor:	Mark Murrel; Michael A. Saltman; Jayne M. Flinn
Borrower:	VMA La Paz Holding Company, LLC; VMA Alicia Holding Company, LLC
Original Balance(1):	$22,925,000
Cut-off Date Balance(1):	$22,925,000
% by Initial UPB:	1.8%
Interest Rate(2):	4.6615%
Payment Date:	6th of each month
First Payment Date:	August 6, 2014
Maturity Date:	July 6, 2024
Amortization(3):	Partially interest only for the first 12 months; 360 months thereafter
Additional Debt:	None
Call Protection:	L(24), D(92), O(4)
Lockbox / Cash Management(4):	Soft Springing Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$70,000	$11,667
Insurance:	$9,377	$1,340
Replacement:	$0	$1,056
TI/LC:	$93,300	$5,278
Free Rent(5):	$13,133	$0

Financial Information
Cut-off Date Balance / Sq. Ft.:	$362
Balloon Balance / Sq. Ft.:	$301
Cut-off Date LTV:	65.2%
Balloon LTV:	54.2%
Underwritten NOI DSCR(6):	1.33x
Underwritten NCF DSCR(6):	1.28x
Underwritten NOI Debt Yield:	8.2%
Underwritten NCF Debt Yield:	7.9%

Property Information
Single Asset / Portfolio(7):	Two crossed loans
Property Type:	Retail / Office & Unanchored Retail
Collateral:	Fee Simple
Location:	Mission Viejo, CA
Year Built / Renovated:	1972, 1975 / 2006, 2008
Total Sq. Ft.:	63,338
Property Management:	Flinn West
Underwritten NOI:	$1,890,388
Underwritten NCF:	$1,814,382
Appraised Value:	$35,150,000
Appraisal Date:	May 19, 2014

Historical NOI
Most Recent NOI:	$1,716,017 (T-12 April 30, 2014)
2013 NOI:	$1,696,889 (December 31, 2013)
2012 NOI:	$1,718,486 (December 31, 2012)

Historical Occupancy
Most Recent Occupancy:	87.1% (May 1, 2014)
2013 Occupancy:	83.2% (December 31, 2013)
2012 Occupancy:	81.2% (December 31, 2012)
(1)
The La Paz Plaza & Plaza Alicia crossed loans are comprised of the La Paz Plaza and the Plaza Alicia loans, which are cross collateralized and cross defaulted with Original and Cut-off Date Balances of $17,675,000 and $5,250,000, respectively.

(2)	Represents weighted average interest rate of the La Paz Plaza & Plaza Alicia loans. The La Paz Plaza and Plaza Alicia loans carry interest rates of 4.6500% and 4.7000%, respectively.
(3)
The La Paz Plaza loan is interest only for the first 12 months and amortizes on a 360 month schedule thereafter.  The Plaza Alicia loan amortizes on a 360 month schedule for the entirety of its loan term.

(4)
A hard lockbox and in place cash management will be triggered upon (i) any event of default, (ii) a bankruptcy action of borrower, principal, guarantor or manager or (iii) the failure by the borrowers to maintain a DSCR of at least 1.10x for two consecutive calendar quarters.

(5)	The free rent reserve represents two months of contractual free rent associated with a recently executed lease at the Plaza Alicia property.
(6)
Based on amortizing debt service payments.  Based on the current La Paz Plaza loan interest only payments and  Plaza Alicia loan amortizing debt service payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.63x and 1.56x, respectively.

(7)
At any time after December 31, 2014 the borrowers may terminate the cross collateralization agreement provided (i) no event of default exists under either loan and (ii) for a period of six consecutive months (a) tenants occupying at least 87.0% of the leasable space at La Paz Plaza must have taken possession and commenced paying rent (any lease entered into after June 30, 2014 must have a minimum term of five years for any retail lease and three years for any office lease), (b) tenants occupying at least 83.0% of the leasable space at the Plaza Alicia must have taken possession and commenced paying rent, (c) the net operating income of the La Paz Plaza is greater than or equal to $770,000 and (d) the net operating income at the Plaza Alicia is greater than or equal to $215,000.

TRANSACTION HIGHLIGHTS

■
Properties.  The La Paz Plaza property is a 51,766 sq. ft. mixed use office and retail property comprised of 41,031 sq. ft. of office space and 10,735 sq. ft. of retail space.  The Plaza Alicia property is comprised of 11,572 sq. ft. of retail space.

■	Recent Leasing. Since June 2013, three new leases have been executed at Plaza Alicia totaling 5,293 sq. ft. or 45.7% of Plaza Alicia NRA.
■
Location.  La Paz Plaza and Plaza Alicia are both located in Mission Viejo, California.  The 2014 population and average household income within three miles of La Paz Plaza and Plaza Alicia were 159,011 and 163,500, respectively, and $103,184 and $101,189, respectively.

■
Market.  La Paz Plaza and Plaza Alicia are both located in the South submarket of the greater Orange County office and retail market.  The appraiser concluded an office market vacancy rate and asking rent of 4.7% and $30.00 PSF, respectively, for La Paz Plaza.  As of Q1 2014, the South submarket retail vacancy rate and asking rent were 4.0% and $35.96 PSF, in line with rents at La Paz Plaza and Plaza Alicia.

■
Sponsorship.  The guarantors of La Paz Plaza and Plaza Alicia are Mark Murrel, Michael A. Saltman and Jayne M. Flinn.  Mark Murrel has developed and/or acquired over 1.5 million sq. ft. of suburban office, industrial and business park property.  Michael A. Saltman has developed over 1.5 million sq. ft. of office, industrial and neighborhood retail property including 2,000 multifamily units and 1,500 single family residences.  Jayne M. Flinn has bought, sold and developed in excess of 800,000 sq. ft. of office, medical office, retail and industrial properties and originated over $1.0 billion of debt and equity financing.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3045 Marina Bay Drive League City, TX 77573	Collateral Asset Summary – Loan No. 17 Fairways at South Shore	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,280,000 71.2% 1.27x 8.1%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Acquisition
Sponsor:	John Foresi; Andrew Stewart
Borrower:	VR Fairways Holdings Limited Partnership
Original Balance:	$22,280,000
Cut-off Date Balance:	$22,280,000
% by Initial UPB:	1.7%
Interest Rate:	4.4931%
Payment Date:	6th of each month
First Payment Date:	August 6, 2014
Maturity Date:	July 6, 2021
Amortization:	Interest only for first 48 months; 360 months thereafter
Additional Debt:	None
Call Protection:	L(24), D(54), O(6)
Lockbox / Cash Management(1):	Soft / Springing

Reserves
	Initial	Monthly
Taxes:	$338,130	$48,304
Insurance:	$129,527	$16,191
Replacement:	$0	$7,608

Financial Information
Cut-off Date Balance / Unit:	$67,108
Balloon Balance / Unit:	$63,846
Cut-off Date LTV:	71.2%
Balloon LTV:	67.7%
Underwritten NOI DSCR(2):	1.34x
Underwritten NCF DSCR(2):	1.27x
Underwritten NOI Debt Yield:	8.1%
Underwritten NCF Debt Yield:	7.7%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Garden Multifamily
Collateral(3):	Fee Simple
Location:	League City, TX
Year Built / Renovated:	2000 / 2014
Total Units(3):	332
Property Management:	Venterra Realty Management Company Inc.
Underwritten NOI:	$1,810,617
Underwritten NCF:	$1,719,317
Appraised Value:	$31,300,000
Appraisal Date:	May 15, 2014

Historical NOI(4)
Most Recent NOI:	$1,776,371 (T-12 April 30, 2014)
2013 NOI:	$1,519,828 (T-12 January 31, 2013)
2012 NOI:	NAV

Historical Occupancy(4)
Most Recent Occupancy:	89.2% (June 20, 2014)
2013 Occupancy:	95.0% (December 31, 2013)
2012 Occupancy:	NAV
(1)
In place cash management will be triggered upon (i) any event of default, (ii) a bankruptcy action of borrower, principal, guarantor or manager or (iii) the failure by the borrower to maintain a DSCR based on the debt service for the respective period of at least 1.10x for two consecutive calendar quarters.

(2)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR is 1.78x and 1.69x, respectively.
(3)
Fairways at South Shore contains 432 units, 332 of which are collateral for the Fairways at South Shore loan. Fairways at South Shore is subject to a condominium regime in which the borrower controls the homeowners association.

(4)	Fairways at South Shore was acquired by the borrower in conjunction with the closing of the Fairways at South Shore loan. As such, limited Historical NOI and Historical Occupancy is available.

TRANSACTION HIGHLIGHTS

■
Property.  Fairways at South Shore is a 332 unit garden style multifamily property located in League City, Texas.  The property consists of 15 three-story apartment buildings and one single story leasing office.  The seller invested approximately $613,228 during the past 14 months renovating approximately 97 total units at an average cost of $6,322 each.  Each unit features a full appliance package including an electric range/oven, refrigerator, garbage disposal, microwave and dishwasher.  Additionally, all units include a private patio or balcony. Property amenities include a dog park, two swimming pools and one heated spa, a business center, club house, pool tables, BBQ grills, a sand volleyball court and half court basketball courts.

■
Acquisition.  The borrower acquired Fairways at South Shore in conjunction with the closing of the Fairways at South Shore loan for $29.2 million, resulting in approximately $6.9 million of new cash equity invested at closing.

■
Market.  Fairways at South Shore is located in the Clear Lake submarket within the Houston multifamily market, which as of Q1 2014 exhibited an occupancy rate of 93.0%.  Additionally, the appraiser concluded a weighted average monthly rent of $1,105 per unit, in line with rents at Fairways at South Shore.  Additionally, Fairways at South Shore is served by the Clear Creek School district, which is rated exemplary by the State of Texas.

■
Sponsorship. The sponsors and guarantors of the Fairways at South Shore loan are John Foresi and Andrew Stewart, the CEO and Chairman of Venterra Realty.  Venterra currently manages a multifamily portfolio of approximately 17,000 units and has completed in excess of $2.2 billion of real estate transactions.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

4925 Tabler Station Road Inwood, WV 25428	Collateral Asset Summary – Loan No. 18 4925 Tabler Station	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$21,850,000 59.7% 1.34x 9.4%

Mortgage Loan Information
Loan Seller:	UBSRES
Loan Purpose:	Refinance
Sponsor:	Joseph A. Myer III; Nancy K. Hartsough
Borrower:	Distribution Centers of America (WV), LLC
Original Balance:	$21,850,000
Cut-off Date Balance:	$21,850,000
% by Initial UPB:	1.7%
Interest Rate:	4.7088%
Payment Date:	6th of each month
First Payment Date:	August 6, 2014
Maturity Date:	July 6, 2024
Amortization:	360 months
Additional Debt(1):	Future Mezzanine Debt Permitted
Call Protection:	L(24), D(91), O(5)
Lockbox / Cash Management:	Hard / In Place

Reserves(2)
	Initial	Monthly
Taxes:	$0	Springing
Insurance:	$0	Springing
Replacement:	$0	Springing
TI/LC:	$0	Springing
Major Tenant(3):	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$29
Balloon Balance / Sq. Ft.:	$23
Cut-off Date LTV:	59.7%
Balloon LTV:	48.6%
Underwritten NOI DSCR:	1.51x
Underwritten NCF DSCR:	1.34x
Underwritten NOI Debt Yield:	9.4%
Underwritten NCF Debt Yield:	8.4%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Warehouse / Industrial
Collateral:	Fee Simple
Location:	Inwood, WV
Year Built / Renovated:	2000, 2005 / NAP
Total Sq. Ft.:	763,371
Property Management:	Center Real Estate Management, LLC
Underwritten NOI:	$2,059,690
Underwritten NCF:	$1,827,172
Appraised Value:	$36,620,000
Appraisal Date:	April 24, 2014

Historical NOI
Most Recent NOI:	$2,344,092 (T-12 February 28, 2014)
2013 NOI:	$2,344,092 (December 31, 2013)
2012 NOI:	$2,344,092 (December 31, 2012)
2011 NOI:	$2,344,092 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	100.0% (July 6, 2014)
2013 Occupancy:	100.0% (December 31, 2013)
2012 Occupancy:	100.0% (December 31, 2012)
2011 Occupancy:	100.0% (December 31, 2011)
(1)
Future mezzanine debt that is coterminous with or matures after the term of the mortgage loan is permitted, subject to terms and conditions as specified in the loan documents, in an amount that results in (i) a combined LTV ratio of no greater than 59.7%, (ii) a combined debt service coverage ratio of not less than 1.34x, and (iii) a combined debt yield of not less than 9.4%.

(2)	Monthly escrows will be waived so long as the Orgill, Inc lease remains in full force and effect and Orgill, Inc performs its obligations related to the lease.
(3)
All excess cash flow will be deposited monthly into the Major Tenant reserve upon a Major Tenant Trigger Event. A “Major Tenant Trigger Event” will occur upon (i) the date which a Major Tenant (as defined below) delivers written notice to terminate or not to renew its lease, (ii) the Major Tenant failing to deliver written notice to extend or renew its lease on the date required for such notice of 12 months prior to the expiration of its lease, (iii) any bankruptcy action, monetary default or other material default by a Major Tenant or the guarantor of the Major Tenant’s lease or (iv) any termination of the Major Tenant lease or going dark of the Major Tenant space. A “Major Tenant” is (i) Orgill, Inc or (ii) any tenant or replacing tenant comprising of 20% or more of the net rentable area or in place base rent.

TRANSACTION HIGHLIGHTS

■
Tenancy. The 4925 Tabler Station property is 100.0% occupied by Orgill, Inc (“Orgill”) and was custom built in 2000 and expanded in 2005 for Orgill. Orgill sold the property via a sale-lease-back transaction in 2002, with their current lease expiring on April 30, 2022. Upon expiration, Orgill has two 10-year renewal options. Orgill invested over $7.0 million on property improvements, a majority of it related to the technology and hardware for the build-out of the property and $5.65 million on the expansion of their facility in 2005. Orgill is one of the world’s largest independent hardware distributors, servicing clients in over 60 countries, operating five U.S. distribution centers and employing over 2,600 people.

■
Location. The 4925 Tabler Station property is located in the I-81/I-78 industrial market, which has become a large distribution hub for major retailers. Interstate 81 is a major north-south freeway linking the northeast to the non-Atlantic south, and provides distribution centers in the area wide reaching access along the east coast and to the south. The 4925 Tabler Station property serves over 3,000 client locations in 18 states and generates about 30% of Orgill’s revenues.

■
Sponsor. Joseph A. Myer III, a real estate professional with over 34 years of industry experience, is the founder, managing member and President of Center Investors Group, LLC, a company that oversees 765,000 sq. ft. of commercial property and royalty interests in over 110 oil and gas wells.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

42225 and 42425 Jackson Street Indio, CA 92203	Collateral Asset Summary – Loan No. 19 The Showcase at Indio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$21,250,000 69.0% 1.35x 9.1%

Mortgage Loan Information
Loan Seller:	UBSRES
Loan Purpose:	Refinance
Sponsor(1):	Leonard H. Lundin
Borrower:	Aljacks, LLC
Original Balance:	$21,250,000
Cut-off Date Balance:	$21,250,000
% by Initial UPB:	1.6%
Interest Rate:	4.8550%
Payment Date:	6th of each month
First Payment Date:	August 6, 2014
Maturity Date:	July 6, 2024
Amortization:	Interest only for first 36 months; 360 months thereafter
Additional Debt:	None
Call Protection:	L(24), D(92), O(4)
Lockbox / Cash Management(2):	Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$127,405	$27,697
Insurance:	$25,254	$3,323
Replacement(3):	$0	$1,969
TI/LC(4):	$0	$6,564
Required Repairs:	$79,960	NAP
Carls Jr. Reserve(5):	$100,000	$0
Marshalls Reserve(6):	$16,763	$0
Specified Tenant Rollover(7):	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$135
Balloon Balance / Sq. Ft.:	$119
Cut-off Date LTV:	69.0%
Balloon LTV:	60.9%
Underwritten NOI DSCR(8):	1.43x
Underwritten NCF DSCR(8):	1.35x
Underwritten NOI Debt Yield:	9.1%
Underwritten NCF Debt Yield:	8.6%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Anchored Retail
Collateral:	Fee Simple
Location:	Indio, CA
Year Built / Renovated:	2008 / NAP
Total Sq. Ft.:	157,540
Property Management:	LM5, Inc.
Underwritten NOI:	$1,924,308
Underwritten NCF:	$1,821,907
Appraised Value:	$30,800,000
Appraisal Date:	April 16, 2014

Historical NOI
Most Recent NOI:	$1,855,340 (T-12 March 31, 2014)
2013 NOI:	$1,830,836 (December 31, 2013)
2012 NOI:	$1,726,217 (December 31, 2012)
2011 NOI:	$1,407,844 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	90.3% (April 1, 2014)
2013 Occupancy:	95.0% (December 31, 2013)
2012 Occupancy:	90.0% (December 31, 2012)
2011 Occupancy:	89.0% (December 31, 2011)
(1)
The sponsor is also the sponsor under the mortgage loan identified on Annex A-1 to the Free Writing Prospectus as the Fremont Moreno 3rd Street Promenade, which has a Cut-off Date Balance of $20,500,000.

(2)
Cash management will be triggered upon, among other conditions, (i) an event of default, (ii) any bankruptcy action of borrower, guarantor or property manager, (iii) if the DSCR is less than 1.15x for the trailing 12 month period, (iv) the occurrence of a Specified Tenant Trigger Event (as defined below) or (v) a Third Party Manager Trigger Event (as defined in the loan documents).

(3)	Replacement reserves are subject to a cap of $47,262.
(4)	TI/LC reserves are subject to a cap of $236,310.
(5)
The Carls Jr. reserve represents Carls Jr.’s first year rental payment, escrowed due to the tenant’s termination option if the tenant does not obtain the franchisor’s approval or all necessary permits within 30 days and 180 days, respectively.

(6)	The Marshalls reserve represents a CAM reimbursement for Marshalls.
(7)
All excess cash flow will be deposited monthly into the Specified Tenant Rollover reserve upon a Specified Tenant Trigger Event. A “Specified Tenant Trigger Event” will occur upon (i) the date which a Specified Tenant (as defined below) delivers written notice to terminate or not to renew its lease, (ii) the Specified Tenant failing to deliver written notice to extend or renew its lease on the date required for such notice of 12 months prior to the expiration of its lease, (iii) any bankruptcy action, monetary default or other material default by a Specified Tenant or the guarantor of the Specified Tenant’s lease or (iv) any termination of the Specified Tenant lease or going dark of the Specified Tenant space. A “Specified Tenant” is (i) Ross Dress for Less, Marshalls or Big Lots or (ii) any tenant or replacing tenant comprising of 20% or more of the net rentable area or in place base rent.

(8)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.84x and 1.74x, respectively.

TRANSACTION HIGHLIGHTS

■
Tenancy. The Showcase at Indio property is 90.3% occupied by 22 tenants and is anchored by Ross Dress for Less (S&P:A-; 19.2% NRA), Marshalls (Moody’s/S&P:A3/A+; 17.7% NRA), and Big Lots (S&P:BBB-; 17.1% NRA). The Showcase at Indio property has a diverse tenant mix, with another 19 tenants occupying 36.3% of the NRA and no single tenant other than the anchors occupying more than 6.3% of the NRA. Furthermore, the 173,890 sq. ft. SuperTarget adjacent to the Showcase at Indio property has demonstrated the highest volume sales with the highest year-over-year sales growth within the region, with estimated sales in 2013 between $35 million and $40 million.

■
Location. The Showcase at Indio property is located on the corner of Jackson Street and Interstate 10, with daily traffic counts of 17,916 and 51,913 vehicles, respectively. Interstate 10 is the primary transportation route providing regional access to the city of Indio, California. The 2014 estimated population within a five-mile radius is 135,569 with a 2014 estimated average household income of $68,037.

■
Sponsorship. Leonard H. Lundin, founder of Lundin Development Company, has developed and managed retail properties since 1975. Mr. Lundin has developed over 1.0 million sq. ft. of retail properties that have been retained for long-term investment. The portfolio includes supermarket-anchored centers in Palm Springs, Northridge, Artesia, Westminster, Victorville, Rosamond, El Centro, and Fontana, California and Chino Valley, Arizona.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1241-1247 Third Street Promenade Santa Monica, CA 90401	Collateral Asset Summary – Loan No. 20 Fremont Moreno 3rd Street Promenade	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,500,000 58.2% 1.53x 9.7%

Mortgage Loan Information
Loan Seller:	UBSRES
Loan Purpose:	Refinance
Sponsor(1):	Leonard H. Lundin
Borrower:	Fremont Moreno - Third Street, LLC
Original Balance:	$20,500,000
Cut-off Date Balance:	$20,500,000
% by Initial UPB:	1.6%
Interest Rate:	4.6800%
Payment Date:	6th of each month
First Payment Date:	July 6, 2014
Maturity Date:	June 6, 2024
Amortization:	Interest only for first 36 months; 360 months thereafter
Additional Debt:	None
Call Protection:	L(25), D(91), O(4)
Lockbox / Cash Management(2):	Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$16,437	$2,935
Insurance:	$3,798	$575
Replacement(3):	$0	$612
TI/LC(4):	$0	$4,167
Victoria Secret Reserve(5):	$500,000	Springing
Specified Tenant Rollover(6):	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$1,424
Balloon Balance / Sq. Ft.:	$1,251
Cut-off Date LTV:	58.2%
Balloon LTV:	51.1%
Underwritten NOI DSCR(7):	1.56x
Underwritten NCF DSCR(7):	1.53x
Underwritten NOI Debt Yield:	9.7%
Underwritten NCF Debt Yield:	9.5%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Unanchored Retail
Collateral:	Fee Simple
Location:	Santa Monica, CA
Year Built / Renovated:	1948, 1952 / NAP
Total Sq. Ft.:	14,400
Property Management:	LM5, Inc.
Underwritten NOI:	$1,986,656
Underwritten NCF:	$1,941,724
Appraised Value:	$35,250,000
Appraisal Date:	April, 18, 2014

Historical NOI
Most Recent NOI:	$1,498,694 (T-12 March 31, 2014)
2013 NOI:	$1,453,854 (December 31, 2013)
2012 NOI:	$1,429,583 (December 31, 2012)
2011 NOI:	$1,438,678 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	100.0% (April 30, 2014)
2013 Occupancy:	100.0% (December 31, 2013)
2012 Occupancy:	100.0% (December 31, 2012)
2011 Occupancy:	100.0% (December 31, 2011)
(1)	The sponsor is also the sponsor under the mortgage loan identified on Annex A-1 to the Free Writing Prospectus as The Showcase at Indio, which has a Cut-off Date Balance of $21,250,000.
(2)
Cash management will be triggered upon, among other conditions, (i) an event of default, (ii) any bankruptcy action of borrower, guarantor or property manager, (iii) if the DSCR is less than 1.15x for the trailing 12 month period, (iv) a Specified Tenant Trigger Event (as defined below), (v) a Victoria Secret Trigger Event (as defined below) or (vi) a Third Party Manager Trigger Event (as defined in the loan documents).

(3)	Replacement reserves are subject to a cap of $14,688.
(4)	TI/LC reserves are subject to a cap of $100,000.
(5)
The Victoria Secret reserve upfront escrow and all excess cash flow will be deposited monthly into the Victoria Secret reserve during the Victoria Secret Trigger Event. The “Victoria Secret Trigger Event” will commence upon the closing date of the mortgage loan until the Victoria Secret Re-Tenanting Event. The “Victoria Secret Re-Tenanting Event” means the leasing of all of the Victoria’s Secret space to (i) Victoria’s Secret or (ii) one or more replacement tenant(s), subject to lender’s approval.

(6)
All excess cash flow will be deposited monthly into the Specified Tenant Rollover reserve upon a Specified Tenant Trigger Event. A “Specified Tenant Trigger Event” will occur upon (i) the date which a Specified Tenant (as defined below) delivers written notice to terminate or not to renew its lease, (ii) the Specified Tenant failing to deliver written notice to extend or renew its lease on the date required for such notice of 12 months prior to the expiration of its lease, (iii) any bankruptcy action, monetary default or other material default by a Specified Tenant or the guarantor of the Specified Tenant’s lease or (iv) any termination of the Specified Tenant lease or going dark of the Specified Tenant space. A “Specified Tenant” is (i) Victoria’s Secret or (ii) any tenant or replacing tenant comprising of 30% or more of the net rentable area or in place base rent.

(7)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.04x and 2.00x, respectively.

TRANSACTION HIGHLIGHTS

■
Location. The Fremont Moreno 3rd Street Promenade property is located along the Third Street Promenade, a three-block, open-air, pedestrian mall located just north of the Santa Monica Boulevard and approximately 1,000 ft. from the beach. It is comprised of a blend of national and local restaurants, shops, movie theaters and nightclubs. Towards the south end of the Third Street Promenade is a three-level, 524,000 sq. ft., open-air, regional shopping mall called Santa Monica Place, anchored by Nordstrom and Bloomingdales, which recently underwent a $265.0 million renovation. Downtown Santa Monica averages 6.3 million visitors annually spending approximately $1.1 billion. The 2014 estimated population within a five-mile radius of the property is 385,484 with an estimated average household income of $181,890.

■
Tenancy. The Fremont Moreno 3rd Street Promenade property has been 100.0% occupied since 2007, and is currently occupied by Victoria’s Secret (52.1% NRA), Clarks (27.1% NRA), and Max Studio.com (20.8% NRA). Victoria’s Secret has notified the sponsor of its intention to vacate in order to relocate to a larger, build-to-suit “flagship” store at the recently redeveloped Criterion on the Third Street Promenade when its lease expires in December 2014. The sponsor has received several letters of intent from national retailers, and has accepted a letter of intent for the entire 7,500 sq. ft. space vacated by Victoria’s Secret, to be leased over a ten-year lease term with no landlord tenant improvement obligations at an annual rate of $150 PSF, compared to the in-place rent paid by Victoria’s Secret of $100 PSF.

■
Sponsorship. Leonard H. Lundin, founder of Lundin Development Company, has developed and managed retail properties since 1975. Mr. Lundin has developed over 1.0 million sq. ft. of retail properties that have been retained for long-term investment. The portfolio includes supermarket-anchored centers in Palm Springs, Northridge, Artesia, Westminster, Victorville, Rosamond, El Centro, and Fontana, California and Chino Valley, Arizona.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

40 Northeast Loop 410 San Antonio, TX 78216	Collateral Asset Summary – Loan No. 21 The Mercantile Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,100,000 74.9% 1.53x 10.1%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsor:	Texas Name Investment Corporation; Anuar Name Yapur
Borrower:	Texas Name Mercantile Investment, LLC
Original Balance:	$19,100,000
Cut-off Date Balance:	$19,100,000
% by Initial UPB:	1.5%
Interest Rate:	4.5500%
Payment Date:	6th of each month
First Payment Date:	August 6, 2014
Maturity Date:	July 6, 2024
Amortization:	360 months
Additional Debt(1):	Future Mezzanine Debt Permitted
Call Protection:	L(24), D(91), O(5)
Lockbox / Cash Management(2):	Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$71,135	$23,712
Insurance:	$15,614	$3,904
Replacement(3):	$64,000	Springing
TI/LC(4):	$600,000	Springing
Free Rent and Tenant Expense Reserve(5):	$74,467	$0

Financial Information
Cut-off Date Balance / Sq. Ft.:	$125
Balloon Balance / Sq. Ft.:	$101
Cut-off Date LTV:	74.9%
Balloon LTV:	60.7%
Underwritten NOI DSCR:	1.66x
Underwritten NCF DSCR:	1.53x
Underwritten NOI Debt Yield:	10.1%
Underwritten NCF Debt Yield:	9.4%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Suburban Office
Collateral:	Fee Simple
Location:	San Antonio, TX
Year Built / Renovated:	1981 / 2011
Total Sq. Ft.:	152,745
Property Management:	N.F. MGT., Inc.
Underwritten NOI:	$1,934,484
Underwritten NCF:	$1,788,839
Appraised Value:	$25,500,000
Appraisal Date:	May 7, 2014

Historical NOI
Most Recent NOI:	$2,269,000 (T-12 May 31, 2014)
2013 NOI(6):	$2,164,103 (December 31, 2013)
2012 NOI(6):	$1,265,744 (December 31, 2012)
2011 NOI:	$1,302,512 (December 31, 2011)

Historical Occupancy(7)
Most Recent Occupancy:	91.6% (June 1, 2014)
2013 Occupancy:	97.2% (October 31, 2013)
2012 Occupancy:	95.3% (October 31, 2012)
2011 Occupancy:	66.4% (June 30, 2011)
(1)
The borrower may obtain mezzanine financing after the 24th payment date provided, among other things, (i) the combined LTV is less than or equal to 75.0% and (ii) the combined DSCR is greater than or equal to 1.20x.

(2)
Cash management will be triggered upon (i) any event of default, (ii) a bankruptcy action of borrower, principal, guarantor or manager or (iii) the failure by the borrower to maintain a DSCR of at least 1.10x for two consecutive calendar quarters.

(3)	The borrower will deposit $2,545.75 monthly into the replacement reserve account beginning on the 37th payment date.
(4)	The borrower will deposit $9,546.56 monthly upon the TI/LC reserve account falling below $350,000.
(5)	The borrower deposited $74,467 into escrow to cover $40,000 in upcoming tenant improvements for Lasik Vision Institute (renewal lease) and $34,467 in discounted rent Kennedy Wilson (new lease).
(6)
The increase from 2012 NOI to 2013 NOI is primarily a result of new leases executed by Strayer University and GSA in July and December 2012, respectively. These leases represent approximately 24.3% of the net rentable area and $976,821 of underwritten base rent.

(7)
Since 2008, the property has had an average occupancy of 88.7%. In 2010, a tenant representing 17,576 sq. ft. did not renew its lease. Upon completion of a $1.1 million renovation, GSA backfilled a portion of the space in 2012.

TRANSACTION HIGHLIGHTS

■
Property.  The Mercantile Building is a 205,048 sq. ft. office building located in San Antonio, Texas that includes a five-story parking garage. Collateral for The Mercantile Building loan is comprised of 152,745 sq. ft., which excludes 52,303 sq. ft. of ground floor retail space leased to Wells Fargo (which is a separate condominium unit). Amenities at the property include a café, 1,958 sq. ft. conference room, on-site building management and numerous sculptures and art pieces.

■	Renovation. Since 2011, the property has undergone over $1.1 million in capital improvement and tenant finishes.
■
Tenancy.  As of June 1, 2014, the property is 91.6% occupied by 35 tenants with the largest tenant, BDO, a boutique investment bank, representing 11.4% of the collateral net rentable area. BDO has been a tenant at the property since 1981. Tenants that have been at the property for over 10 years represent 42.4% of the collateral net rentable area.

■	Condominium Association. The property is subject to a condominium association, of which the borrower controls approximately 75.5%.
■
Market.  The property is located in the North Central office submarket, which as of Q1 2014 reported a market vacancy of 10.4%. The appraiser concluded that the property’s average contract rent of $23.30 PSF is in-line with market rents.

■
Location.  Within a three mile radius of the property, the 2013 population and average household income were 101,508 and $64,091, respectively. According to Forbes in 2013, San Antonio is the #11 Best Place for Business and Careers and #9 in Job Growth.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

STATEMENT REGARDING ASSUMPTIONS AS TO
SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

This material is for your information, and none of Deutsche Bank Securities Inc., UBS Securities LLC, Cantor Fitzgerald & Co, CastleOak Securities, L.P., Drexel Hamilton, LLC, Guggenheim Securities, LLC and KeyBanc Capital Markets Inc. (the “Underwriters”) is soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Neither this document nor anything contained herein shall form the basis for any contract or commitment whatsoever. The information contained herein is preliminary as of the date hereof. These materials are subject to change, completion or amendment from time to time.  The information contained herein will be superseded by similar information delivered to you as part of the offering document relating to the COMM 2014-UBS4 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Offering Document”).  The Information supersedes any such information previously delivered.  The Information should be reviewed only in conjunction with the entire Offering Document. All of the information contained herein is subject to the same limitations and qualifications contained in the Offering Document.  The Information contained herein does not contain all relevant information relating to the underlying mortgage loans or mortgaged properties. Such information is described elsewhere in the Offering Document.  The information contained herein will be more fully described elsewhere in the Offering Document.  The information contained herein should not be viewed as projections, forecasts, predictions or opinions with respect to value.  Prior to making any investment decision, prospective investors are strongly urged to read the Offering Document its entirety.   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this free writing prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The attached information contains certain tables and other statistical analyses (the “Computational Materials”) which have been prepared in reliance upon information furnished by the Mortgage Loan Sellers.  Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational Materials. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. None of Underwriters or any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

This document contains forward-looking statements. Those statements are subject to certain risks and uncertainties that could cause the success of collections and the actual cash flow generated to differ materially from the information set forth herein. While such information reflects projections prepared in good faith based upon methods and data that are believed to be reasonable and accurate as of the dates thereof, the depositor undertakes no obligation to revise these forward-looking statements to reflect subsequent events or circumstances. Individuals should not place undue reliance on forward-looking statements and are advised to make their own independent analysis and determination with respect to the forecasted periods, which reflect the issuer’s view only as of the date hereof.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

 Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded.  Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.